UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.  )

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Filed by a Party other than the Registrant 

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☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

GROTE MOLEN, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Grote Molen Stockholder:

You are cordially invited to attend the 2017 Annual Meeting of Stockholders (the "Annual Meeting") of Grote Molen, Inc., a Nevada corporation (the "Company"), to be held at 10:00 a.m. Pacific Time on Wednesday, May 24, 2017, at the Company headquarters at 10615 Professional Circle, Suite 201, Reno, Nevada 89521 to consider and vote upon the following proposals:

1.	To elect the directors listed in the accompanying proxy statement to serve for a term of one year or until their respective successors have been duly elected and qualified.
2.	To ratify the appointment of Pritchett, Siler & Hardy, P.C. as Grote Molen's independent registered public accounting firm for the fiscal year ending December 31, 2017.
3.	An advisory vote to approve named executive officer compensation.
4.	An advisory vote on the frequency of future advisory votes on executive compensation.
5.	To authorize an amendment to the Company's Articles of Incorporation to change the name of the Company from Grote Molen, Inc. to BlackRidge Technology International, Inc.
6.	To authorize the new BlackRidge 2017 Incentive Share Plan and reserve 20,000,000 shares for said plan.
7.
To authorize an amendment to the Company's Articles of Incorporation to increase the Company's authorized common stock (the "Common Stock") from 100,000,000 to 200,000,000 and to increase the Company's authorized preferred stock from 5,000,000 to 10,000,000.

8.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

 THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTORS AND "FOR" EACH OF THE OTHER PROPOSALS TO BE SUBMITTED AT THE ANNUAL MEETING.

Pursuant to the provisions of the Company's bylaws, as amended, the Board of Directors has fixed the close of business on May 1, 2017 as the record date for determining the stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Accordingly, only stockholders of record at the close of business on the May 1, 2017 are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Please review in detail the attached notice and proxy statement, which are first being mailed to our stockholders on or about May 9, 2017.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the proxy statement and follow the instructions on the enclosed proxy card to vote your shares. Granting a proxy will not limit your right to vote in person if you wish to attend the Annual Meeting and vote in person

Thank you for your ongoing support of Grote Molen.

By Order of the Board of Directors,
/s/ Robert Graham
Robert Graham
Chairman of the Board and Chief Executive Officer

Reno, Nevada
April 28, 2017

GROTE MOLEN, INC.
 10615 Professional Circle, Suite 201
Reno, Nevada 89521

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 24, 2017

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Grote Molen, Inc. (the "Company") for use at the 2017 Annual Meeting of Stockholders of the Company and at all adjournments and postponements thereof (the "Annual Meeting"). The Annual Meeting will be held at 10:00 a.m. Pacific Time on Wednesday, May 24, 2017, at the Company headquarters at 10615 Professional Circle, Suite 201, Reno, Nevada 89521, for the following purposes:

1.	To elect the directors listed in the accompanying proxy statement to serve for a term of one year or until their respective successors have been duly elected and qualified.
2.	To ratify the appointment of Pritchett, Siler & Hardy, P.C. as Grote Molen's independent registered public accounting firm (the "Auditor") for the fiscal year ending December 31, 2017.
3.	An advisory vote to approve named executive officer compensation.
4.	An advisory vote on the frequency of future advisory votes on executive compensation.
5.	To authorize an amendment to the Company's Articles of Incorporation to change the name of the Company from Grote Molen, Inc. to BlackRidge Technology International, Inc.
6.	To authorize the new BlackRidge 2017 Incentive Share Plan and reserve 20,000,000 shares for said plan.
7.
To authorize an amendment to the Company's Articles of Incorporation to increase the Company's authorized common stock (the "Common Stock") from 100,000,000 to 200,000,000 and to increase the Company's authorized preferred stock from 5,000,000 to 10,000,000.

8.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTORS AND "FOR" EACH OF THE OTHER PROPOSALS TO BE SUBMITTED AT THE ANNUAL MEETING.

Pursuant to the provisions of the Company's bylaws, as amended, the Board of Directors has fixed the close of business on May 1, 2017 as the record date for determining the stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Accordingly, only stockholders of record at the close of business on the May 1, 2017 are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Holders of record of our common stock, and Series A preferred stock (collectively, the "Voting Stock") at the close of business on May 1, 2017 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one (1) vote, each share of preferred stock entitles the holder thereof to ten (10) votes. The Series A Preferred may be converted at any time, at the option of the holder, into shares of common stock. The conversion rate will initially be 1:1, subject to anti-dilution and other customary adjustments.

So long as at least 300,000 shares of Series A preferred stock are outstanding, the holders of Series A Preferred, voting as a separate class, will be entitled to elect one member of the Board (the "Series A Preferred Director") at each meeting or pursuant to each consent of the Company's stockholders for the election of directors, and to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of such directors.  The holders of Common Stock and Series A preferred stock, voting together as a single class on an as-if-converted basis, shall be entitled to elect all remaining members of the Board.  Each share of preferred stock will have the right to a number of votes equal to the number of shares of Common Stock issuable upon conversion of each such share of preferred stock.  The Series A Preferred Director nominee for the Annual Meeting is Robert Zahm.

Your vote is important, regardless of the number of shares you own. The affirmative vote of a plurality of the votes cast at the Annual Meeting by the holders of the Voting Stock entitled to vote at the Annual Meeting, voting as one class, is required to elect the director nominees. The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of Voting Stock entitled to vote at the Annual Meeting, voting as one class, is required to ratify the appointment of the Auditor, approve the advisory resolution on executive compensation, approve the advisory proposal to hold the non-binding vote on executive compensation every three years and authorize the Plan.  The affirmative vote of the Company's Voting Stock is required to change the name of the Company and to increase the authorized number of shares of the Company's Common Stock and preferred stock.

A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for ten days before the Annual Meeting at the principal executive offices of the Company for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.

Even if you plan to attend the Annual Meeting in person, it is strongly recommended you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

This notice and the attached proxy statement are first being disseminated to stockholders on or about May 9, 2017.

By Order of the Board of Directors,
/s/ Robert Graham
Robert Graham
Chairman of the Board and Chief Executive Officer

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF THE NOMINEES FOR DIRECTORS AND EACH OF THE OTHER PROPOSALS.

THIS NOTICE, THE PROXY STATEMENT, OUR FORM OF PROXY CARD AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2016 ARE AVAILABLE ON THE INTERNET AT: HTTPS://BLACKRIDGE.US/COMPANY/INVESTOR-RELATIONS/SEC-FILINGS.

PROXY STATEMENT
FOR 2017 ANNUAL MEETING OF STOCKHOLDERS

 TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND PROCEDURAL MATTERS		1
Q:	Why am I receiving these materials?	1
Q:	What is included in these materials?	1
Q:	Can I attend the Annual Meeting?	1
Q:	Who is entitled to vote at the Annual Meeting?	1
Q:	What is the proxy card?	2
Q:	What is the difference between holding shares as a stockholder of record or as a beneficial owner?	2
Q:	How can I vote my shares in person at the Annual Meeting?	2
Q:	How can I vote my shares without attending the Annual Meeting?	3
Q:	Will my shares be voted if I do not sign and return my proxy card?	3
Q:	How many shares must be present or represented to conduct business at the Annual Meeting?	4
Q:	What is the voting requirement to approve each of the proposals?	4
Q:	How are votes counted?	4
Q:	How does the Board recommend that I vote?	4
Q:	What happens if additional matters are presented at the Annual Meeting?	5
Q:	Can I change my vote?	5
Q:	What happens if I decide to attend the Annual Meeting, but I have already voted or submitted a proxy card covering my shares?	5
Q:	What should I do if I receive more than one set of voting materials?	5
Q:	Is my vote confidential?	6
Q:	Who will serve as inspector of election?	6
Q:	Where can I find the voting results of the Annual Meeting?	6
Q:	Who will bear the cost of soliciting votes for the Annual Meeting?	6
Q:	What is the deadline to propose actions for consideration at next year's annual meeting of stockholders or to nominate individuals to serve as directors?	6
Q:	How may I obtain a separate set of proxy materials?	7
PROPOSAL ONE: ELECTION OF DIRECTORS		8
General		8
Nominees		8
Information Regarding the Board and Director Nominees		9
Board Member Biographies		10
Nominees for the Board of Directors		10
BOARD OF DIRECTORS STANDING COMMITTEES		12
PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM		13
General		13
Principal Accounting Fees and Services		13
Approval of Audit and Non-Audit Services		13
PROPOSAL THREE:ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION		13
PROPOSAL FOUR: TO CONDUCT AN ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION		15
PROPOSAL FIVE: RATIFICATION OF THE CHANGE OF THE CORPORATE NAME FROM GROTE MOLEN, INC. TO BLACKRIDGE TECHNOLOGY INTERNATIONAL, INC.		16
PROPOSAL SIX: RATIFICATION OF THE BLACKRIDGE 2017 INCENTIVE SHARE PLAN AND RESERVATION OF 20,000,000 COMMON SHARES FOR THE PLAN		17
Form of Awards Under the Plan		17
Reservation of 20,000,000 Shares of Common Stock For The Blackridge 2017 Incentive Share Plan		17

PROPOSAL SEVEN: AUTHORIZATION TO INCREASE THE COMPANY'S AUTHORIZED COMMON STOCK FROM 100,000,000 TO 200,000,000 AND TO INCREASE THE COMPANY'S AUTHORIZED PREFERRED STOCK FROM 5,000,000 TO 10,000,000	18
Description of Proposal	18
Reasons for Proposal	18
Anti-Takeover Considerations	18
Effecting the Amendment to the Company's Articles of Incorporation	19
CORPORATE GOVERNANCE	19
Code of Business Conduct and Ethics	19
Corporate Governance Guidelines	19
Majority Voting Standard for Director Elections and Director Resignation Policy	19
Director Independence	19
Board Meetings and Committees	19
Compensation Committee Interlocks and Insider Participation	20
Board Leadership Structure	21
Board's Role in Risk Oversight	21
Process for Recommending Candidates for Election to the Board	21
Attendance at Annual Meetings of Stockholders by the Board	22
Contacting the Board	22
EXECUTIVE OFFICERS	23
EXECUTIVE COMPENSATION	24
Compensation Discussion and Analysis	24
Overview	25
Executive Employment Agreements	25
Report on Compensation	26
Standard Director Compensation Arrangements	26
Director Compensation	26
Equity Compensation Plan Information	26
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	27
Related-Person Transactions	27
Indemnifications of Directors	27
Review of Related-Person Transactions	27
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	28
OWNERSHIP OF SECURITIES	29
OTHER MATTERS	30
PROXY

GROTE MOLEN, INC.
10615 Professional Circle, Suite 201
Reno, Nevada 89521

PROXY STATEMENT
FOR 2017 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND PROCEDURAL MATTERS
Q: Why am I receiving these materials?
A: The board of directors of Grote Molen, Inc. (the "Board") is providing these proxy materials to you in connection with the solicitation of proxies for use at Grote Molen's 2017 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday May 24, 2017 at 10:00 a.m., Pacific time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth in this proxy statement.
This proxy statement also gives you information on these proposals so that you can make an informed decision. We intend to mail this proxy statement and accompanying proxy card on or about May 9, 2017 to all stockholders of record entitled to vote at the Annual Meeting.

In this proxy statement, we refer to Grote Molen, Inc. and its subsidiaries as the "Company", "we", "us" or "our" or similar terminology.

The Annual Meeting will be held at Grote Molen's principal executive offices, located at 10615 Professional Circle, Suite 201, Reno, Nevada 89521. The telephone number at that location is (855) 807-8776. As a stockholder, you are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement.
Q: What is included in these materials?
A: These materials include:

	This proxy statement for the Annual Meeting;

	A proxy card along with voting instructions; and

	The Company's Annual Report on Form 10-K for the year ended December 31, 2016 (the "Annual Report")

Q: Can I attend the Annual Meeting?
A: You are invited to attend the Annual Meeting if you were a stockholder of record or a beneficial owner as of May 1, 2017 (the "Record Date"). You should bring proof of ownership and photo identification for entrance to the Annual Meeting. The meeting will begin promptly at 10:00 a.m., Pacific time and you should leave ample time for the check-in procedures.
Q: Who is entitled to vote at the Annual Meeting?
A: You may vote your shares of Grote Molen Common Stock if our records show that you owned your shares at the close of business on the Record Date. At the close of business on the Record Date, there were [____] shares of Grote Molen Common Stock, and [____] shares of Grote Molen preferred stock outstanding and entitled to vote at the Annual Meeting. You may cast one vote for each share of Common Stock and 10 votes for each share of preferred stock held by you as of the Record Date on all matters presented.

Q: What is the proxy card?
A: The proxy card enables you to appoint Robert Graham, our Chief Executive Officer and Chairman of the Board, and John Hayes as your representatives at the Annual Meeting. By completing and returning the proxy card as described herein, you are authorizing these persons to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

Q: What is the difference between holding shares as a stockholder of record or as a beneficial owner?
A: If your shares are registered directly in your name with Grote Molen's transfer agent, Interwest Transfer Co., you are considered, with respect to those shares, the "stockholder of record," and the Notice has been sent directly to you by Grote Molen. As the stockholder of record, you have the right to grant your voting proxy directly to Grote Molen or to a third party, or to vote in person at the Annual Meeting.
If your shares are held by a brokerage account or by another nominee, you are considered the "beneficial owner" of shares held in "street name," and the Notice is being forwarded to you together with voting instructions on behalf of your broker, trustee or nominee. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote, and you are also invited to attend the Annual Meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. If you hold your shares through a broker and do not provide your broker with specific voting instructions, under the rules that govern brokers in such circumstances, your broker will have the discretion to vote such shares on routine matters but not on non-routine matters. Even though we are not listed on any Exchange, the New York Stock Exchange ("NYSE") rules govern how a broker licensed by the NYSE can vote shares it holds on behalf of stockholders. As a result:
•	Your broker will not have the authority to exercise discretion to vote your shares with respect to the election of directors and the advisory resolution on executive compensation, nor,
	o	change of name from Grote Molen, Inc. to BlackRidge International, Inc.
	o	the new BlackRidge Incentive Share Plan and reserve 20,000,000 shares for said plan.
	o	authorize the increase of our authorized common and preferred shares.
•
Your broker will have the authority to exercise discretion to vote your shares with respect to the appointment of Pritchett, Siler & Hardy, P.C. as our independent registered public accounting firm for the year ending December 31, 2016, because that matter is treated as routine under NYSE rules.

Because the proposals to be acted upon at the Annual Meeting include both routine and non-routine matters, if you do not give voting instructions to your broker, trustee or nominee, your broker, trustee or nominee may either (1) vote your shares on routine matters or (2) leave your shares unvoted.
A broker "non-vote" occurs when your broker, trustee or nominee does not vote on a particular proposal because the broker, trustee or nominee does not have discretionary voting power with respect to that item and has not received voting instructions from you as the beneficial owner.
Q: How can I vote my shares in person at the Annual Meeting?
A: Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares giving you the right to vote the shares.  Even if you plan to attend the Annual Meeting, we recommend that you also submit your vote as described below, so that your vote will be counted even if you later decide not to attend the meeting.

Q: How can I vote my shares without attending the Annual Meeting?
A: (1)         You may vote by mail. You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If we receive your proxy card prior to the Annual Meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

☐	as you instruct, and

☐	according to the best judgment of the proxies if a proposal comes up for a vote at the Annual Meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

☐	for the nominees for directors to serve on the Board;

☐	to ratify the appointment of the Auditor as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017;

☐	to approve named executive compensation;

☐	to approve the three year frequency of future advisory votes on executive compensation;

☐	to ratify the change of name from Grote Molen, Inc. to BlackRidge Technology International, Inc.;

☐	to ratify the new BlackRidge 2017 Incentive Share Plan and reserve 20,000,000 shares for the Plan;

☐	to ratify the increase of the Company's authorized Common Stock from 100,000,000 to 200,000,000 and the increase of the Company's authorized preferred stock from 5,000,000 to 10,000,000; and

☐	according to the best judgment of either Mr. Graham or Mr. Hayes if a proposal comes up for a vote at the Annual Meeting that is not on the proxy card.

(2)         You may vote in person at the Annual Meeting. We will pass out written ballots to anyone who wants to vote at the Annual Meeting. However, if you hold your shares in street name, you must bring to the Annual Meeting a valid proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. Holding shares in street name means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name. We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

Q: Will my shares be voted if I do not sign and return my proxy card?
A: If your shares are held in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the Annual Meeting.

Q: How many shares must be present or represented to conduct business at the Annual Meeting?
A: The presence of the holders of a majority of the shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Such stockholders are counted as present at the meeting if they (1) are present in person at the Annual Meeting or (2) represented by proxy.
Under Nevada law, abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining whether a quorum is present at the Annual Meeting. However, as discussed above, under "What is the difference between holding shares as a stockholder of record or as a beneficial owner?" brokers have limited discretionary authority to vote shares that are beneficially owned and, therefore, are not entitled to vote on non-routine matters in the absence of voting instructions from the beneficial owner of such shares.
Q: What is the voting requirement to approve each of the proposals?
A: We adopted a majority voting standard for uncontested elections of directors (Proposal One), which means that to be elected, a director nominee must receive a majority of the votes cast, i.e., the number of shares voted "FOR" a director nominee must exceed the votes cast "AGAINST" that nominee.
The affirmative vote of a majority of the shares of our common stock that are present in person or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of Pritchett, Siler & Hardy, P.C. as our independent registered public accounting firm (Proposal Two), approve the advisory resolution on executive compensation (Proposal Three), approve the proposal to hold the non-binding vote on executive compensation every three years (Proposal Four), and approve the new BlackRidge 2017 Incentive Share Plan and reserve 20,000,000 shares for said plan (Proposal Six).  The affirmative vote of a majority of the Company's voting power is required to authorize the change of name from Grote Molen, Inc. to BlackRidge Technology International, Inc. (Proposal Five) and to authorize the increase of the Company's authorized Common Stock from 100,000,000 to 200,000,000 shares and the increase of the Company's authorized preferred stock from 5,000,000 to 10,000,000 shares (Proposal Seven).
Q: How are votes counted?
A: You may vote "FOR" or "AGAINST" each of the nominees for election as director (Proposal One) and on the remaining proposals to ratify the appointment of Pritchett, Siler & Hardy, P.C. as our independent registered public accounting firm (Proposal Two), to approve an advisory resolution on executive compensation (Proposal Three) ), to approve the proposal to hold the non-binding vote on executive compensation every three years (Proposal Four), to authorize the change of name from Grote Molen, Inc. to BlackRidge International, Inc. (Proposal Five), to authorize the new BlackRidge 2017 Incentive Share Plan and reserve 20,000,000 shares for said plan (Proposal Six) and to authorize the increase of the Company's authorized Common Stock from 100,000,000 to 200,000,000 shares and the increase of the Company's authorized preferred stock from 5,000,000 to 10,000,000 shares (Proposal Seven).
Abstentions are deemed to be shares present or represented by proxy and entitled to vote. Abstentions have no effect on Proposal One and the same effect as a vote against Proposals Two, Three, Four, Five, Six and Seven. Broker non-votes are not deemed to be shares entitled to vote on and will have no effect on Proposals Three, Four, Five, Six and Seven. Brokers have discretionary authority to vote shares that are beneficially owned on Proposals One and Two. If a broker chooses not to vote shares for or against Proposals One and Two, it would have the same effect as an abstention.
All shares entitled to vote and represented by properly submitted proxies received prior to the Annual Meeting (and not revoked) will be voted at the Annual Meeting in accordance with the instructions indicated by such proxy. If no instructions are indicated on such proxy, the shares represented by that proxy will be voted as recommended by the Board.

Q: How does the Board recommend that I vote?
A: The Board recommends that you vote your shares:
"FOR" all the nominees for election as directors (Proposal One);
"FOR" the ratification of the appointment of Pritchett, Siler & Hardy, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2017 (Proposal Two);
"FOR" the advisory resolution on named executive officer compensation (Proposal Three);
"FOR" having the non-binding vote on executive compensation occur every three years (Proposal Four);
"FOR" authorization of the name change from Grote Molen, Inc. to BlackRidge Technology International, Inc. (Proposal Five);
"FOR" the approval of the BlackRidge 2017 Incentive Share Plan and reservation of 20,000,000 shares for that plan. (Proposal Six); and
"FOR" authorization of the increase of the Company's authorized common stock (the "Common Stock") from 100,000,000 to 200,000,000 and the increase of the Company's authorized preferred stock from 5,000,000 to 10,000,000. (Proposal Seven).

Q: What happens if additional matters are presented at the Annual Meeting?
A: If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named as proxy holders, Robert Graham and John Hayes, will have discretion to vote on those matters in accordance with his best judgment. Grote Molen does not currently anticipate that any other matters will be raised at the Annual Meeting.
Q: Can I change my vote?
A: Subject to any rules your broker, trustee or nominee may have, you may change your proxy instructions at any time before your proxy is voted at the Annual Meeting.
If you are the stockholder of record, you may change your vote (1) by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) by providing a written notice of revocation to Grote Molen's Corporate Secretary at Grote Molen, Inc., 10615 Professional Circle, Suite 201, Reno, Nevada 89521, prior to your shares being voted, or (3) by attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.
If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your broker, trustee or nominee or (2) if you have obtained a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote your shares, by attending the Annual Meeting and voting in person.
Q: What happens if I decide to attend the Annual Meeting, but I have already voted or submitted a proxy card covering my shares?
A: Subject to any rules your broker, trustee or nominee may have, you may attend the Annual Meeting and vote in person even if you have already voted or submitted a proxy card. Any previous votes that were submitted by you will be superseded by the vote you cast at the Annual Meeting. Please be aware that attendance at the Annual Meeting will not, by itself, revoke a proxy.
If a broker, trustee or nominee beneficially holds your shares in street name and you wish to attend the Annual Meeting and vote in person, you must obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. If you are a beneficial owner and you wish to attend the Annual Meeting but do not intend to vote in person or revoke your prior voting instructions, you do not need to obtain a legal proxy but you will need to bring proof of ownership and photo identification.
Q: What should I do if I receive more than one set of voting materials?
A: If you received more than one Notice, voting instruction card or set of proxy materials, your shares are registered in more than one name or brokerage account. Please follow the instructions on each Notice or voting instruction card that you receive to ensure that all of your shares are voted.

Q: Is my vote confidential?
A: Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Grote Molen or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to Grote Molen management.
Q: Where can I find the voting results of the Annual Meeting?
A: We will announce preliminary voting results at the Annual Meeting and publish them on our web site at https://blackridge.us/company/investor-relations/corporate-governance. We will also disclose voting results on a Form 8-K filed with the SEC within four business days after the Annual Meeting, which will also be available on our website.
Q: Who will bear the cost of soliciting votes for the Annual Meeting?
A: Grote Molen will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners for their reasonable expenses in forwarding solicitation material to such beneficial owners. Our directors, officers and employees may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.
If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.
Q: What is the deadline to propose actions for consideration at next year's annual meeting of stockholders or to nominate individuals to serve as directors?
A: You may submit proposals, including nominations of director candidates, for consideration at future stockholder meetings.
For inclusion in Grote Molen's proxy materials — Stockholders may present proper proposals for inclusion in Grote Molen's proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to Grote Molen's Corporate Secretary in a timely manner. In order to be included in the proxy statement for the Annual Meeting, stockholder proposals must be received by Grote Molen's Corporate Secretary no later than May 3, 2017, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").
To be brought before the annual meeting — In addition, Grote Molen's bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders. In general, nominations for the election of directors may be made (1) by or at the direction of the Board, or (2) by a stockholder who has delivered written notice to Grote Molen's Secretary within the Notice Period (as defined below) and who was a stockholder at the time of such notice and as of the record date. The notice must contain specified information about the nominees and about the stockholder proposing such nominations.
Grote Molen's bylaws also provide that the only business that may be conducted at an annual meeting is business that is (1) properly brought before the meeting pursuant to Grote Molen's proxy materials with respect to such meeting, (2) properly brought before the meeting by or at the direction of the Board, or (3) properly brought before the meeting by a stockholder who has delivered written notice to Grote Molen's Corporate Secretary at its principal executive offices within the Notice Period (as defined below) and who was a stockholder at the time of such notice and as of the record date. The notice must contain specified information about the matters to be brought before such meeting and about the stockholder proposing such matters.  The "Notice Period" commenced on April 28, 2017 and ends on May 8, 2017.

If a stockholders who has notified Grote Molen of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, Grote Molen need not present the proposal for vote at such meeting.
A copy of the full text of the bylaw provisions discussed above may be obtained by writing to Grote Molen's Corporate Secretary at our principal executive offices or by accessing Grote Molen's filings on the SEC's website at www.sec.gov or the OTC website at www.otcmarkets.com. All notices of proposals by stockholders, whether or not included in Grote Molen's proxy materials, should be sent to Grote Molen's Corporate Secretary at our principal executive offices.
Q: How may I obtain a separate set of proxy materials?
A: If you share an address with another stockholder, each stockholder may not receive a separate copy of our proxy. Stockholders who do not receive a separate copy of our proxy materials and want to receive a separate copy may request to receive a separate copy of, or stockholders may request additional copies of, our proxy materials by writing to Grote Molen, Inc., 10615 Professional Circle, Suite 201, Reno, Nevada 89521, Attention: Investor Relations. Stockholders who share an address and receive multiple copies of our proxy materials an also request to receive a single copy by following the instructions above.

PROPOSAL ONE

 ELECTION OF DIRECTORS
 General
Our Board may consist of nine members who hold one-year terms. Each director holds office until that director's successor is duly elected and qualified. Our bylaws permit our Board to establish by resolution the authorized number of directors and nine directors are currently authorized.

The Board has nominated certain director nominees listed below (the "Director Nominees") to stand for election at the Annual Meeting.  Stockholders will be asked to elect each of the Director Nominees, each to hold office until the 2018 Annual Meeting of Stockholders or until his or her successor is elected and qualified. The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of each of the Director Nominees.

So long as at least 300,000 shares of Series A preferred stock are outstanding, the holders of Series A Preferred, voting as a separate class, will be entitled to elect one member of the Board (the "Series A Preferred Director") at each meeting or pursuant to each consent of the Company's stockholders for the election of directors, and to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of such directors.  The holders of Common Stock and Series A preferred stock, voting together as a single class on an as-if-converted basis, shall be entitled to elect all remaining members of the Board.  Each share of preferred stock will have the right to a number of votes equal to the number of shares of Common Stock issuable upon conversion of each such share of preferred stock.  The Series A Preferred Director nominee for the Annual Meeting is Robert Zahm.

We have been advised by each of the Director Nominees that he is willing to be named as a nominee and each is willing to begin or continue to serve as a director if elected.  If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other persons as may be designated by the Board.

Board Qualifications
We believe that the collective skills, experiences and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders.  In selecting directors, the Board considers candidates that possess qualifications and expertise that will enhance the composition of the Board, including the considerations set forth below.  The considerations set forth below are not meant as minimum qualifications, but rather as guidelines in weighing all of a candidate's qualifications and expertise.  In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards.  They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

Director Nominees
Our Board currently consists of three directors, Robert Graham, John Hayes and Robert Lentz.  At the Annual Meeting, six directors, three of whom will be new to the Board, are to be elected, each to serve until the next Annual Meeting of Stockholders and until his or her successor shall be elected and shall qualify.  Robert Graham, John Hayes and Robert Lentz were nominated for reelection to the Board and J. Allen Kosowsky, Thomas Bruderman and Robert Zahm are being nominated to the Board for the first time.  All of the Director Nominees are available for election as members of the Board.  If for any reason a Director Nominee becomes unavailable for election, the proxies solicited by the Board will be voted for a substitute nominee selected by the Board.

If you sign your proxy card or voting instruction card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted for the three persons recommended by our Board. If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy or voting instruction card or when you vote by telephone or over the Internet.

THE BOARD RECOMMENDS A VOTE
 "FOR" THE ELECTION OF ROBERT GRAHAM, JOHN HAYES, ROBERT LENTZ, ROBERT ZAHM, J. ALLEN KOSOWSKY AND THOMAS BRUDERMAN.

Information Regarding the Board and Director Nominees
The names of the members of our Board and our proposed director nominees, their respective ages, their positions with Grote Molen (as applicable) and other biographical information as of March 31, 2017, are set forth below.
There are no family relationships among any of our directors or executive officers.

Name	Age	Position	Director Since
Robert Graham	67	Chief Executive Officer and Chairman of the Board of Directors	February 24, 2017
John Hayes	49	Chief Technology Officer and Director	February 24, 2017
Robert Lentz	65	Director	March 6, 2017
J. Allen Kosowsky *	69	Director Nominee, Lead Independent Director Nominee
Thomas Bruderman**	48	Director Nominee
Robert Zahm ***	54	Director Nominee
_______________________________________________________

*	Proposed Chairman of Audit Committee.

**	Proposed Chairman of Compensation Committee.

***	Series A Preferred Director and proposed Chairman of Nominating and Corporate Governance Committee.

Director Nominees Biographies
Robert Graham is a co-founder of BlackRidge and has served as its Chairman and CEO since its inception. Mr. Graham is a seasoned executive with broad business and entrepreneurial experience in the technology and services industry, from Fortune 500 firms to start-ups. He has an extensive background in venture capital, engineering, marketing, sales, and operations, along with living and working in non-English speaking environments, including Asia, Europe, and the Americas. Mr. Graham also worked as a technology analyst on the subjects of storage, networking, servers, and services.
Mr. Graham is uniquely qualified to manage the Company and act as the Chairman of our Board and has the background and the experience in technology to set strategy and manage an entrepreneurial young high growth company.  He has over thirty years of board member experience sitting on various boards, which makes him extremely qualified to steer and chair our Board.
John Hayes is a co-founder of BlackRidge and has served as its Chief Technology Officer since its inception. Mr. Hayes is a technology entrepreneur who specializes in cyber security, networking, I/O interface design, storage architecture, and communications protocols. He has a proven track record of bringing concepts to market and is able to clearly communicate complex ideas to diverse audiences. Mr. Hayes is skilled at finding creative solutions for technology and business challenges.
Mr. Hayes is uniquely positioned to be a director of the Company with his experiences growing and managing product and software development at companies like Alteon Web Systems, Inc.

Robert Lentz is a Director of BlackRidge and currently the President and CEO of Cyber Security Strategies. Mr. Lentz was the first Deputy Assistant Secretary of Defense for cyber and identity security, in which from November 2007 to October 2009, he led the Department of Defense's transformation to Network Centric Operations including the establishment of US Cyber Command. Since November 2000, he served as the CISO for the Secretary of Defense overseeing global security post 9-11. He previously worked at the NSA from 1975 to 2000, where he served in the first National Computer Security Center and as Chief of Network Security. Mr. Lentz serves on the Board of multiple high tech companies, advisor to the University of Maryland University College and on the nominating committee to the Cyber Hall of Fame. Robert holds a BA from St. Mary's College and an MS in national strategy from National Defense University, and attended Harvard Business School.
Mr. Lentz has become one of the upmost authorities on cyber security and cyber warfare, and speaks globally on the topic. As such he is also positioned to work with the company as director and to give direction and thoughts as the company grows and expands distribution and develops new cyber security strategies and products.
Thomas Bruderman is the founder and Managing Partner of two alternative asset strategies, VP Theta Management, a public equity hedge fund and MAG Ventures, an early to mid-stage venture fund. Mr. Bruderman has over 25 years of experience in finance and asset management, including his experience as Senior Equity Trader responsible for the healthcare group at Fidelity Investments, and Managing Director of Equity Securities at Merit Capital, a Connecticut-based boutique Investment Bank. Mr. Bruderman serves on the Board of Powercast, Champion Technology Company, Flyp, and Battlefin, and he is a board observer and advisor to Acacia Research Corporation and PNA Innovations. Mr. Bruderman holds a BS in finance from Providence College.
Mr. Bruderman has extensive financial management and board experience with technology companies which will make him an asset to our board in setting strategy and managing our financial and industry growth plans.
J. Allen Kosowsky, CPA, is a certified public accountant who since 1985 has conducted business through his own advisory firm. The firm provides services that include business and intellectual property valuations, forensic accounting and financial analysis, and alternative dispute resolutions. From January of 2003 to February of 2010, Mr. Kosowsky served as the Chairman of the Board and Chairman of the audit committee for ON2 Technologies Inc., a U.S. based video compression software company, which was acquired by Google. On September 17, 2016, Mr. Kosowsky became a National Association of Corporate Directors fellow.
Mr. Kosowsky has extensive accounting experience and financial expertise and training, which qualifies him as an "audit committee financial expert" and makes him a significant asset to our board and Company
Robert Zahm spent the first 23 years of his professional career with Accenture as a management and technology consultant. Since 2010, he has worked as an independent consultant at Whiz Bang Consulting, where he applies his core areas of expertise in large scale system architecture, high performance computing, capital markets trading and clearing systems, and technology organization optimization. Mr. Zahm graduated from the University of Michigan with a BS in Computer Engineering, from Lehigh with an MS in Computer Science, and from the University of Pittsburgh with an MBA in Accounting.
Mr. Zahm has deep expertise in IT, corporate strategy and management and in the Financial Services market that will be an asset to our board and Company as we develop and expand our enterprise go to market strategies.
THE BOARD RECOMMENDS A VOTE "FOR" ELECTION OF THE
DIRECTOR NOMINEES

Board of Directors Standing Committees
Our Board currently consists of three persons, Robert Graham, John Hayes and Robert Lentz.  Messrs. Graham and Hayes are not "independent" within the meaning of Rule 5605(a)(2) of the NASDAQ Marketplace because they are officers and employees of the Company.  Mr. Lentz is considered independent.

Our Board has not appointed any standing committees, there is no separately designated audit committee and the entire Board acts as our audit committee.  The Board does not, to date, have an independent "financial expert" because it does not believe the scope of the Company's activities to date has justified the expenses involved in obtaining such a financial expert.  In addition, our securities are not listed on a national exchange and we are not subject to the special corporate governance requirements of any such exchange.
The Company does not have a compensation committee and the entire board participates in the consideration of executive officer and director compensation.  The Company's president and chief technical officer are also members of the Company's Board and they participate in determining the amount and form of executive and director compensation.  To date, the Company has not engaged independent compensation consultants to determine or recommend the amount or form of executive or director compensation.
The Company does not have a standing nominating committee and the Company's entire Board performs the functions that would customarily be performed by a nominating committee.  The Board does not believe a separate nominating committee is required at this time due to the limited size of the Company's business operations and the limited resources of the Company which do not permit it to compensate its directors.  The Board has not established policies with regard to the consideration of director candidates recommended by security holders or the minimum qualifications of such candidates.
It is anticipated that the Board will appoint standing audit, nominating and corporate governance and compensation committees during the second quarter of 2017 and it has designated certain of the nominees for director to become members of such committees following their election and the formation of the committees.
See "Corporate Governance" and "Executive Compensation — Compensation of Directors" for additional information regarding the Board.

PROPOSAL TWO
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
General
The Board has selected Pritchett, Siler & Hardy, P.C.as Grote Molen's independent registered public accounting firm to audit the financial statements of Grote Molen for the fiscal year ending December 31, 2017.  A representative of Pritchett, Siler & Hardy, P.C.is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.
If the appointment is not ratified, the Board will consider whether it should select other independent auditors.  Even if the appointment is ratified, the Board, in its discretion, may direct the appointment of a different independent registered public accounting firm as Grote Molen's independent auditors at any time during the year if the Board determines that such a change would be in Grote Molen's and its stockholders' best interests.
THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE
 APPOINTMENT OF PRICHETT, SILER & HARDY, P.C.  AS GROTE MOLEN'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017.
 Principal Accounting Fees and Services
The following table presents fees billed for professional audit services and other services rendered to Grote Molen by Pritchett, Siler & Hardy, P.C. for the years ended December 31, 2016 and December 31, 2015.
	2016	2015
Audit Fees (1)	$62,870	$22,800
Audit Related Fees	-	-
Tax Fees	-	-
Other Fees	-	-
Total	$62,870	$22,800

(1)
Total Audit Fees consist of fees for professional services provided in connection with the audit of our annual consolidated financial statements, audit of our internal control over financial reporting, the review of our quarterly consolidated financial statements, and audit services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years, such as statutory audits.

Approval of Audit and Non-Audit Services
Pursuant to its charter, once formed, the Audit Committee will be required to (i) review and approve, in advance, the scope and plans for all audits and audit fees and (ii) approve, in advance, all non-audit services to be performed by our independent auditor that are not otherwise prohibited by law and any associated fees.

PROPOSAL THREE

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
As required by Schedule 14A of the Securities Exchange Act and the corresponding SEC rules, Grote Molen is seeking stockholder approval, on an advisory or non-binding basis, of the compensation of our named executive officers as disclosed in accordance with the SEC's rules in the "Executive Compensation" section of this proxy statement. This proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views on our named executive officers' compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer but rather the overall compensation of all of our named executive officers and the compensation philosophy, policies and practices described in this proxy statement.
The say-on-pay vote is advisory, and therefore not binding on Grote Molen or our Board. Following the Annual Meeting, the next such non-binding advisory vote to approve our named executive officers' compensation as a whole is currently scheduled to occur at our 2020 Annual Meeting or may occur at a later date depending on the outcome of the vote on Proposal Four below.
Our Board values the opinions of our stockholders and the say-on-pay vote provides information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which the Compensation Committee, when formed, will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. We believe that the information we have provided in the "Executive Compensation" section of this proxy statement, and in particular the information discussed in "Executive Compensation — Compensation Discussion and Analysis," demonstrates that our executive compensation program was designed appropriately and is working to ensure management's interests are aligned with our stockholders' interests. Accordingly, we ask our stockholders to vote "FOR" the following resolution at the Annual Meeting:
"RESOLVED, that Grote Molen's stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in Grote Molen's proxy statement for the Annual Meeting pursuant to the Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion, and the other related disclosure."

THE BOARD RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

PROPOSAL FOUR
TO CONDUCT AN ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION
The SEC has also adopted final rules requiring public companies to hold an advisory (non-binding) vote on the frequency of holding say-on-pay votes. Accordingly, as required by the SEC's rules, we are including this proposal to give our stockholders the opportunity to inform us as to how often they wish the Company to include a say-on-pay proposal, similar to Proposal Three, in our proxy statements.
We are presenting the following proposal, which gives you, as a stockholder, the opportunity to inform us as to whether you wish us to hold an advisory (non-binding) vote on executive compensation once every (1) one year, (2) two years, or (3) three years, or you may abstain from voting on the proposal set forth in the following resolution.
"RESOLVED, that the stockholders determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of the Company's named executive officers as set forth in the Company's Proxy Statement for the Annual Meeting should be every year, every two years, or every three years."
The Board recommends that you vote for every three (3) years as the desired frequency for the Company to hold a non-binding, advisory vote of the stockholders on executive compensation. We believe this frequency is appropriate for the reasons set forth below:
1. Our proposed equity compensation program for the named executive officers is designed to support long-term value creation, and a vote every three years will allow the stockholders to better judge the equity compensation program in relation to our long-term performance. We strive to ensure management's interests are aligned with stockholders' interests to support long-term value creation through our equity compensation program. To that end, it is our intention to grant equity awards to vest over multi-year periods of service to encourage our named executive officers to focus on long-term performance, and recommend a vote every three years, which would allow the equity compensation to be evaluated over a similar time-frame and in relation to long-term performance.
2. A vote every three (3) years will provide the Board and the Compensation Committee, when formed, with the time to thoughtfully consider and thoroughly respond to stockholders' sentiments and to implement any necessary changes in light of the timing required therefor. The Board and the Compensation Committee will carefully review changes to the executive compensation to maintain the effectiveness and credibility of the program, which is important for aligning interests and for motivating and retaining our named executive officers.
3. We are open to input from stockholders regarding Board and governance matters, as well as the equity compensation program. We believe that the stockholders' ability to contact us and the Board at any time to express specific views on executive compensation holds us accountable to stockholders and reduces the need for and value of more frequent advisory votes on executive compensation.
Pursuant to the Exchange Act and the rules promulgated thereunder, this vote on the frequency of future advisory votes on named executive officer compensation is non-binding on the Board and its committees. This vote may not be construed as overruling a decision by the Board or its committees, creating or implying any change to the fiduciary duties of the Board or its committees or any additional fiduciary duty by the Board or its committees or restricting or limiting the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation. Notwithstanding the Board's recommendation and the outcome of the vote on this matter, the Board may, in the future, decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.
THE BOARD RECOMMENDS A VOTE "FOR" HAVING THE NON-BINDING VOTE ON EXECUTIVE COMPENSATION OCCUR EVERY THREE YEARS.

PROPOSAL FIVE
AUTHORIZATION OF THE CHANGE OF THE CORPORATE NAME FROM GROTE MOLEN, INC. TO BLACKRIDGE TECHNOLOGY INTERNATIONAL, INC.
On September 6, 2016, the Company, Merger Corp. and BlackRidge Technology Holdings, Inc. ("BlackRidge") entered into an Agreement and Plan of Reorganization dated as of September 6, 2016 (the "Reorganization Agreement").  The Reorganization Agreement was amended on February 22, 2017 to update the number of common shares, warrants, and options granted and outstanding as of the closing date.
On February 22, 2017 (the "Closing Date"), the parties completed the actions contemplated by the Reorganization Agreement (the "Reorganization Transaction").  On the Closing Date, Merger Corp. was merged with and into BlackRidge with BlackRidge continuing as the surviving corporation, and the Company issued 3,783,791 shares of its newly designated shares of Series A Preferred Stock and 12,825,681 shares of its Common Stock to the stockholders of BlackRidge in exchange for all the issued and outstanding shares of Series A Preferred Stock and Common Stock of BlackRidge, and certain stockholders of the Company returned to the Company for cancellation a total of 16,284,330 shares of the Company's Common Stock.  Upon the completion of the Reorganization Transaction, BlackRidge became a wholly-owned subsidiary of the Company and the Company had a total of 3,783,791 shares of Series A Preferred Stock and 21,790,681 shares of Common Stock outstanding, with the former BlackRidge stockholders owning 3,783,791 shares or 100% of Series A Preferred Stock and 12,825,681 shares or approximately 58.9% of the Common Stock.  The Company also had outstanding warrants entitling the holders to acquire a total of 18,541,579 shares of the Company's Common Stock.  The Reorganization Transaction resulted in a change of control of the Company.  For accounting purposes, BlackRidge has been treated as the acquirer and the historical financial statements of BlackRidge have become the Company's historical financial statements.  The acquisition is intended to constitute a tax-free reorganization pursuant to the applicable provisions of the Internal Revenue Code of 1986, as amended.
As a consequence of the Reorganization Transaction, the Board believes that it is in the best interest of the Company to authorize an amendment to its articles of incorporation to change its name from Grote Molen, Inc. to BlackRidge Technology International, Inc.  The Board believes that from a branding and marketing standpoint and from a distribution and sales standpoint, the name BlackRidge is known and is accepted as a cyber security company, giving BlackRidge a definite advantage when creating sales opportunities.  As required by the corporate charter for Grote Molen and Nevada law, to change the corporate name requires a vote of a majority of the Voting Stock.
Attendant with the name change will be an application to change the trading symbol from OTCQB: GROT to BRTI (if available) and obtain a new CUSIP number and issuance of new BlackRidge Technology International, Inc. share certificates.
THE BOARD RECOMMENDS A VOTE "FOR" AUTHORIZATION OF THE CHANGE OF THE
CORPORATE NAME TO
BLACKRIDGE TECHNOLOGY INTERNATIONAL, INC.

PROPOSAL SIX
AUTHORIZATION OF THE BLACKRIDGE 2017 INCENTIVE SHARE PLAN AND RESERVATION OF 20,000,000 COMMON SHARES FOR THE PLAN

The BLACKRIDGE 2017 INCENTIVE SHARE PLAN Plan (the "Plan") is designed to provide incentive compensation to certain selected individuals deemed by the Board, or its designee, to be critical to the business of Blackridge Technology Holdings, Inc. (the "Company"), and its affiliates.  The CEO of the Company will make recommendations for all Executives to the Board. The full text of the proposed Plan is set out in Appendix A to this proxy statement. The text of the proposed Plan is subject to modification to include such changes as the Board deems necessary and advisable to affect the increase in the number of shares of Common Stock reserved and available for issuance under the Plan. Stockholders are being asked to approve the Plan.
The Plan will be administered by the Compensation Committee of the Board, when formed, or such other committee or subcommittee as the Board may designate (the "Committee").  The members of the Committee shall be appointed by, and serve at the pleasure of, the Board.  It is intended that at all times the Committee shall consist solely of Qualified Members (as defined below), the number of whom shall not be less than two, provided that the fact that the Committee is not so comprised will not invalidate any grant hereunder that otherwise satisfies the terms of the Plan.  A "Qualified Member" is both a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "1934 Act") and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").  If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.
The Committee shall have the authority to (i) exercise all of the powers granted to it under the Plan, (ii) construe, interpret and implement the Plan and any award agreement issued under the Plan, (iii) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (iv) make all determinations necessary or advisable in administering the Plan, (v) correct any defect, supply any omission and reconcile any inconsistency in the Plan, and (vi) amend the Plan to reflect changes in applicable law.
Form of Awards Under the Plan
Stock Options
The Committee may issue awards in the form of options to acquire Company Stock ("Options"), which may be in the form of Non-Qualified Options (as defined in the Plan) or Incentive Stock Options (as defined in the Plan) hereunder.
Stock Appreciation Rights
The Committee may issue awards in the form the right to receive, on exercise, an amount equal to the increase, if any, in the fair market value of a share of Company Stock from the date of grant to the date of exercise, as further describe below (a "Stock Appreciation Right").
Restricted Stock
The Committee may issue awards consisting of shares of Company Stock issued subject to restrictions as described below ("Restricted Stock").
Stock Units
The Committee may issue awards in the form of rights to receive, at a future time, an amount equal to the Fair Market Value of a share of Company Stock (a "Stock Unit").
Other Awards
Other forms of award ("Other Awards"), valued in whole or in part by reference to, or otherwise based on, Company Stock, including, but not limited to, dividend equivalents, may be granted either alone or in addition to other awards (other than in connection with Options or Stock Appreciation Rights) under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Awards shall be granted, the number of shares of Company Stock to be granted pursuant to such Other Awards, or the manner in which such Other Awards shall be settled (e.g., in shares of Company Stock or cash), or the conditions to the vesting and/or payment or settlement of such Other Awards (which may include, but not be limited to, achievement of performance goals based on one or more Business Criteria) and all other terms and conditions of such Other Awards.

Reservation of 20,000,000 Shares of Common Stock for the Blackridge 2017 Incentive Share Plan
The Plan will need sufficient shares reserved for the Plan to be able to make grants to key employees and to provide incentives through these issuances to retain and incentivize key top management talents.  The competitive segment of cyber security allows top companies to provide these types of forms of awards to keep and retain and attract new talent to the company. Once the Compensation Committee is seated and compensation philosophy is determined, it is unknown whether reserving this amount of shares will be sufficient. However, the Board in recommending this number feels that it will give the Board and CEO adequate shares to set up long term compensation programs and grant shares based on time and performance.
The company believes a reservation at this level will allow the company to manage the pool of shares and make awards for the next 4-5 years without the need for another shareholder vote before that time.
THE BOARD RECOMMENDS A VOTE "FOR" AUTHORIZATION OF THE BLACKRIDGE 2017
INCENTIVE SHARE PLAN AND BY SUCH AUTHORIZATION OF THE PLAN RATIFICATION OF
THE BOARDS RECOMMENDED RESERVATION OF 20,000,000 SHARES OF COMMON STOCK FOR
THE PLAN

PROPOSAL SEVEN
AUTHORIZATION TO INCREASE THE COMPANY'S AUTHORIZED COMMON STOCK FROM 100,000,000 TO 200,000,000 SHARES AND TO INCREASE THE COMPANY'S AUTHORIZED PREFERRED STOCK FROM 5,000,000 TO 10,000,000 SHARES
Description of Proposal
The Board is proposing to amend the Company's Articles of Incorporation, subject to stockholder approval, to increase the number of shares of Common Stock authorized by 100,000,000 from 100,000,000 to 200,000,000 shares and to increase the number of shares of preferred stock authorized by 5,000,000 to 10,000,000 shares.
The Company's Articles of Incorporation currently authorizes the issuance of up to 100,000,000 shares of Common Stock and 5,000,000 shares of preferred stock.
On the Record Date, the Company had an aggregate [___] shares of Common Stock issued and outstanding and [____] shares of preferred stock issued and outstanding.
Reasons for Proposal
The Board believes it is in the best interest of the Company to increase the number of authorized shares of Common Stock and preferred stock in order to give the Company greater flexibility in considering and planning for future potential business needs.
The additional shares of Common Stock and preferred stock will be available for issuance by the Board for various corporate purposes, including but not limited to raising capital, providing equity incentives to employees, officers or directors, effecting stock dividends, establishing strategic relationships with other companies and expanding our business through the acquisition of other businesses or products.
Having this additional authorized Common Stock and preferred stock available for future use will allow the Company to issue additional shares of Common Stock and preferred stock without the expense and delay of arranging a special meeting of stockholders. If this proposal is approved, the additional authorized shares would be available for issuance at the discretion of the Board and without further stockholder approval, except as may be required by law or the rules of the Company's then-current listing market or exchange.
The additional shares of Common Stock and preferred stock to be authorized by approval of this proposal would have rights identical to the current issued and outstanding shares of Common Stock and preferred stock of the Company. Approval of this proposal would not affect the rights of existing holders of Common Stock and preferred stock and would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders. Any issuance of shares other than in connection with a stock split or combination would reduce the proportionate ownership interest in the Company that each holder had immediately prior to the issuance and, depending on the price at which such shares are issued, could have a negative effect on the market price of the Common Stock.
Anti-Takeover Considerations
The Company has not proposed the increase in the number of authorized shares of Common Stock and preferred stock with the intention of using the additional authorized shares for anti-takeover purposes, but the Company would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover and/or favor the current Board. In addition, the Articles of Incorporation authorizes the issuance of "blank check" preferred stock with the designations, rights and preferences as may be determined from time to time by the Board. Accordingly, the Board is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights that could adversely affect the voting power or other rights of the holders of our Common Stock. The issuance of preferred stock could discourage, delay or prevent a change in control of the Company and also may have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Company even though the transaction might be economically beneficial to the Company and its stockholders. Although this proposal to increase the authorized number of shares of Common Stock and preferred stock has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that approval of this proposal could facilitate future efforts by the Company to oppose changes in control of the Company and perpetuate the Company's management, including transactions in which the stockholders might otherwise receive a premium for their shares over then-current market prices.
Effecting the Amendment to the Company's Articles of Incorporation
If this proposal is approved by the stockholders, shortly after the Annual Meeting we will file an amendment to the Articles of Incorporation with the Secretary of State of Nevada, such amendment to become effective upon filing. Neither Nevada law, nor the Articles of Incorporation, nor the Company's Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with this proposal. Accordingly, the Company's stockholders will have no right to dissent and obtain payment for their shares.
THE BOARD RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE COMPANY'S AUTHORIZED COMMON STOCK FROM 100,000,000 TO 200,000,000 SHARES AND THE INCREASE OF THE COMPANY'S PREFERRED STOCK FROM 5,000,000 TO 10,000,000 SHARES

CORPORATE GOVERNANCE
Code of Business Conduct and Ethics
Our Board sets high standards for Grote Molen's employees, officers and directors. Grote Molen is committed to establishing an operating framework that exercises appropriate oversight of responsibilities at all levels throughout Grote Molen and managing its affairs consistent with high principles of business ethics. Accordingly, Grote Molen has recently adopted a Code of Business Conduct and Ethics, which is applicable to our and our subsidiaries' directors, officers and employees. The Code of Business Conduct and Ethics is available on Grote Molen's website at https://blackridge.us/company/investor-relations/corporate-governance. Grote Molen will disclose on its website any amendment to the Code of Business Conduct and Ethics, as well as any waivers of the Code of Business Conduct and Ethics, that are required to be disclosed by the rules of the SEC.
Corporate Governance Guidelines
We have recently adopted Corporate Governance Guidelines to establish the corporate governance policies which provide a structure within which our Board and management can effectively pursue Grote Molen's objectives for the benefit of our stockholders. Grote Molen's Corporate Governance Guidelines are available on Grote Molen's website at https://blackridge.us/company/investor-relations/corporate-governance.
Majority Voting Standard for Director Elections and Director Resignation Policy
Our bylaws provide for a majority voting standard for uncontested elections of directors and require that stockholder director nominations include a written statement as to whether the nominee intends to tender his or her irrevocable resignation upon his or her election or re-election. The majority voting standard provides that in uncontested director elections, a director nominee will be elected only if the number of votes cast FOR the nominee exceeds the number of votes cast AGAINST the nominee. If the nominee does not receive more votes cast FOR his election than AGAINST his election, our Board will determine what action should be taken. The Board will publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results.
Director Independence
Our Board has determined that, with the exception of Messrs. Graham and Hayes who are employees of Grote Molen, all of the current members of the Board and nominees for director are "independent directors" as that term is defined in NASDAQ's listing standards.
Board Meetings and Committees
During fiscal year 2016, the Board had two members, held no Board meetings and took actions by unanimous consents in lieu of meetings.
Audit Committee
The Audit Committee, subsequent to the Annual Meeting, will be established in accordance with Section 3(a)(58)(A) of the Exchange Act and will be comprised of Messrs. Kosowsky, Audit Chairman, Bruderman, Zahm, Lentz, each of whom is "independent" as such term is defined for audit committee members by the listing standards of NASDAQ. The Board has proposed Mr. Kosowsky, if elected, to serve as the Chairman of the Audit Committee, once formed. The Board has determined that Mr. Kosowsky is an "audit committee financial expert" as defined in the rules of the SEC and will Chair this committee once nominees are elected to the Board.
The Audit Committee will be responsible for, among other things:
•	selecting and hiring our independent auditors, and approving the audit and non-audit services to be performed by our independent auditors;
•	evaluating the qualifications, performance and independence of our independent auditors;
•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements;
•	reviewing the adequacy and effectiveness of our internal control policies and procedures;
•	discussing the scope and results of the audit with the independent auditors and reviewing with management and the independent auditors our interim and year-end operating results;
•	preparing the Audit Committee Report that the SEC requires in our annual proxy statement; and
•	reviewing and overseeing related-person transactions.

We did not have an Audit Committee in 2016. The Board has adopted a written charter for the proposed Audit Committee, which is available on Grote Molen's website at https://blackridge.us/company/investor-relations/corporate-governance.

Compensation Committee
Subsequent to the Annual Meeting, the Compensation Committee will be formed of Messrs. Bruderman, Zahm and Lentz, each of whom is "independent" as such term is defined for audit committee members by the listing standards of NASDAQ.  The Board has selected Mr. Bruderman, if elected, to act as the Chairman of our Compensation Committee, when formed.
Our Compensation Committee will be responsible for, among other things:
•	reviewing and approving for our executive officers: the annual base salary, the annual incentive bonus, equity compensation, and other benefits, compensation or arrangements;
•	reviewing and recommending compensation goals and bonus and stock compensation criteria for our executive officers;
•	preparing the Compensation Committee Report that the SEC requires to be included in our annual proxy statement; and
•	administering our equity compensation plans.

See "Executive Compensation — Compensation Discussion and Analysis" and "Executive Compensation — Compensation of Directors" for a description of Grote Molen's processes and procedures for the consideration and determination of executive officer and director compensation.
We did not have a Compensation Committee during fiscal year 2016. The Board has adopted a written charter for the proposed Compensation Committee, which is available on Grote Molen's website at https://blackridge.us/company/investor-relations/corporate-governance.
Nominating and Corporate Governance Committee
Subsequent to the Annual Meeting, the Nominating and Corporate Governance committee will be formed and will be comprised of Messrs. Zahm, Lentz and Bruderman, each of whom qualifies as an independent director under the listing standards of NASDAQ.  The Board has selected Mr. Zahm, if elected, to act as the Chairman of the Nominating and Corporate Governance Committee, when formed.
Our Nominating and Corporate Governance Committee will be responsible for, among other things:
•	assisting our Board in identifying prospective director nominees and recommending nominees for each annual meeting of stockholders to the Board;
•	reviewing developments in corporate governance practices and developing and recommending corporate governance guidelines;
•	overseeing the evaluation of our Board; and
•	recommending members for each committee of our Board.

The Nominating and Corporate Governance Committee will consider recommendations of candidates for the Board submitted by stockholders of Grote Molen; see "Process for Recommending Candidates for Election to the Board" below.
We did not have a Nominating and Corporate Governance Committee during fiscal year 2016. The Board has adopted a written charter for the proposed Nominating and Corporate Governance Committee, which is available on Grote Molen's website at https://blackridge.us/company/investor-relations/corporate-governance.
Compensation Committee Interlocks and Insider Participation
We did not have a Compensation Committee during fiscal year 2016.

Board Leadership Structure
Our Corporate Governance Guidelines provide the Board with flexibility to select the appropriate leadership structure depending on what the Board determines is in the Company's best interests at a given time. In making leadership structure determinations, the Board considers many factors, including the specific needs of the business and what is in the best interests of our stockholders. A copy of our Corporate Governance Guidelines is available on our website at https://blackridge.us/company/investor-relations/corporate-governance.
Mr. Kosowsky will serve as our Lead Independent Director and Mr. Robert Graham serves as our Chairman and Chief Executive Officer. In addition to the duties of all members of the Board, Mr. Kosowsky's principal responsibilities as the Lead Independent Director of the Board will be to preside over executive sessions of the Board, review and comment on the agenda for meetings of the Board in consultation with the Chairman and Chief Executive Officer and other members of the Board, act as principal liaison between the independent directors and the Chairman and Chief Executive Officer on sensitive issues, raise issues with management on behalf of the independent directors when appropriate and assess the quality, quantity and timeliness of the flow of information from management that is necessary for the independent directors to effectively and responsibly perform their duties.
Our Board believes that the current leadership structure provides an appropriate balance between strong leadership from our Chairman and Chief Executive Officer and oversight by independent directors. In particular, this structure will capitalize on the expertise and experience of Messrs. Graham and Kosowsky as it permits Mr. Graham to serve as a bridge between the Board and management, helping both to act with a common purpose, and providing critical leadership for carrying out our strategy. The Board also believes that there may be other advantages to having a Lead Independent Director for matters such as communications and relations between the Board, the Chief Executive Officer, and other senior management, and in assisting the Board in reaching consensus on particular strategies and policies.
Board's Role in Risk Oversight
The Board will oversee an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and to enhance stockholder value. A fundamental part of risk management is not only understanding the most significant risks a company faces and what steps management is taking to manage those risks but also understanding what level of risk is appropriate for the company. The involvement of the full Board in reviewing Grote Molen's business is an integral aspect of its assessment of management's tolerance for risk and also its determination of what constitutes an appropriate level of risk for Grote Molen.
While the Board has the ultimate oversight responsibility for the risk management process, various committees of the Board will also have responsibility for risk management. The charter of the Audit Committee provides that one of the Audit Committee's responsibilities will be oversight of certain compliance matters. In addition, in setting compensation, the Compensation Committee will strive to create incentives that encourage a level of risk-taking consistent with Grote Molen's business strategy and to encourage a focus on building long-term value at Grote Molen.
In the future, at periodic meetings of the Board and its committees and in other meetings and discussions, management will report to and seek guidance from the Board and its committees with respect to the most significant risks that could affect our business, such as legal risks and financial, tax and audit related risks. In addition, management will provide the Audit Committee periodic reports on Grote Molen's compliance programs and efforts, investment policy and practices.
Process for Recommending Candidates for Election to the Board
The Nominating and Corporate Governance Committee, when formed, will be responsible for, among other things, determining the criteria for membership to the Board and recommending candidates for election to the Board. It is the policy of the Nominating and Corporate Governance Committee to consider recommendations for candidates to the Board from stockholders. Stockholder recommendations for candidates to the Board must be directed in writing to Grote Molen, Inc., 10615 Professional Circle, Suite 201, Reno, Nevada 89521, Attention: Corporate Secretary, and must include the candidate's name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and Grote Molen within the last three years and evidence of the nominating person's ownership of Grote Molen's Common Stock. Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for membership on the  Board, including issues of character, judgment, diversity, including whether the person is a current or former CEO or CFO of a public company or the head of a division of a large international organization, independence, expertise, corporate experience, length of service, other commitments and the like, personal references, and an indication of the candidate's willingness to serve. There are no differences in the manner by which the Nominating and Corporate Governance Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or the Board.

The Nominating and Corporate Governance Committee's criteria and process for evaluating and identifying the candidates that it recommends to the full Board for selection as director nominees will be as follows:
•	The Nominating and Corporate Governance Committee evaluates the current composition and organization of the Board.
•	The Nominating and Corporate Governance Committee recommends for approval by our Board on an annual basis desired qualifications and characteristics for membership on the Board.
•
The Nominating and Corporate Governance Committee evaluates the performance of individual members of our Board eligible for re-election and selects, or recommends for the selection of the Board, the director nominees by class for election to the Board by our stockholders at the annual meeting of stockholders.

•
In its evaluation of director candidates, including the members of the  Board eligible for re-election, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the  Board and considers (1) the current composition and organization of the  Board and the needs of the  Board and the respective committees of the  Board, (2) such factors as character, judgment, diversity, expertise, business experience, length of service, independence, other commitments and the like, and (3) such other factors as the Nominating and Corporate Governance Committee may consider appropriate. The Nominating and Corporate Governance Committee considers diversity of skills, experience, gender and race, among other factors, in evaluating candidates for the Board.

•
While the Nominating and Corporate Governance Committee has not established specific minimum qualifications for director candidates, the Nominating and Corporate Governance Committee believes that candidates and nominees must reflect a  Board that is comprised of directors who (1) are predominantly independent, (2) are of high integrity, (3) have broad, business-related knowledge and experience at the policy-making level in business or technology, including their understanding of the networking security industry and Grote Molen's business in particular, (4) have qualifications that will increase overall effectiveness of the  Board and (5) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to Audit Committee members.

•
With regard to candidates who are properly recommended by stockholders or by other means, the Nominating and Corporate Governance Committee will review the qualifications of any such candidate, which review may, in the Nominating and Corporate Governance Committee's discretion, include interviewing references for the candidate, direct interviews with the candidate, or other actions that the Nominating and Corporate Governance Committee deems necessary or proper.

•
In evaluating and identifying candidates, the Nominating and Corporate Governance Committee has the authority to retain and terminate any third-party search firm that is used to identify director candidates and has the authority to approve the fees and retention terms of any search firm.

•
The Nominating and Corporate Governance Committee will apply these same principles when evaluating candidates for the Board who may be elected initially by the full Board to fill vacancies or add additional directors prior to the annual meeting of stockholders at which directors are elected.

•	After completing its review and evaluation of director candidates, the Nominating and Corporate Governance Committee recommends to the full Board the director nominees.
Attendance at Annual Meetings of Stockholders by the Board
Although Grote Molen does not have a formal policy regarding attendance by members of the Board at Grote Molen's annual meeting of stockholders, Grote Molen welcomes, but does not require, directors to attend.
Contacting the Board
Stockholders who wish to communicate with the members of our Board may do so by sending Grote Molen's Corporate Secretary a letter c/o Grote Molen, Inc., 10615 Professional Circle, Suite 201, Reno, Nevada 89521.  The Corporate Secretary reviews all incoming stockholder communications (except for mass mailings, product complaints or inquiries, job inquiries, business solicitations and patently offensive or otherwise inappropriate material) and, if appropriate, routes such communications to the appropriate member(s) of our Board, or if none is specified, to the Lead Independent Director.

EXECUTIVE OFFICERS
The names of our executive officers, their ages, their positions with Grote Molen and other biographical information, as set forth below, are as of March 31, 2016. There are no family relationships among any of our directors or executive officers.

Name	Age	Position
Robert Graham	65	Chief Executive Officer and Chairman of the Board of Directors
John Hayes	49	Chief Technology Officer and Director
John H. Bluher	58	Chief Financial Officer, Corporate Secretary

Robert Graham. For a brief biography see "Information Regarding the Board and Director Nominees".
John Hayes. For a brief biography see "Information Regarding the Board and Director Nominees".
John H. Bluher has served as Chief Financial Officer of BlackRidge since July 2016 and as our Chief Financial Officer since February 2017. For a brief biography see our website, www.blackridge.us/company/leadership-team.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
The following discussion and analysis provides information about the 2016 compensation arrangements for each individual who currently serves as one of our executive officers:
•	Robert Graham, our Chief Executive Officer;
•	John Hayes, our Chief Technology Officer; and
•	John H. Bluher, our Chief Financial Officer.

We refer to these individuals as "named executive officers" in this proxy statement. This compensation discussion and analysis should be read together with the compensation tables and related disclosures that follow it. This discussion contains forward looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion.
The following table sets forth certain information regarding the annual compensation paid to our principal executive officers in all capacities for the fiscal years ended December 31, 2016, 2015 and 2014.  No other person served as an executive officer of the Company or received total annual compensation from the Company in excess of $100,000.
Summary Compensation Table
Name and principal position	Year	Salary		Bonus	Equity Compensation	All other compensation		Total
Robert Graham, CEO and President	2016	$225,000		-	-	-		$225,000
	2015	225,000		-	-	-		$225,000
	2014	200,000	(1)	-	-	-		$200,000
John Hayes, CTO	2016	$180,000	(2)	-	-	-		180,000
	2015	$180,000	(2)	-	-	-		-
	2014	$180,000	(3)	-	-	-		-
John Bluher, CFO	2016	$13,867		-	-	$108,000	(4)	$121.867
	2015	-		-	-	-		-
	2014	-		-	-	-		-
John B Hofman, Former President(5)	2016	-		-	-	$171,573		$171,573
	2015	-		-	-	$174,695		$174,695
	2014	$600		-	-	$156,005		$156,605
Bruce P. Crane, Former Vice President(6)	2016	-		-	-	$6,114		$6,114
	2015	-		-	-	$5,076		$5,076
	2014	$600		-	-	$8,673		$9,273

(1)	$169,927 of Mr. Graham's 2014 salary has been deferred as of this filing
(2)	$146,720 of Mr. Hayes' 2016 and 2015 salary has been deferred as of this filing
(3)	$146,927 of Mr. Hayes' 2014 salary has been deferred as of this filing
(4)	Represents 1099 payments to Mr. Bluher of which $12,000 have been deferred
(5)
All Other Compensation consists of: (i) payments made to Big John's Store LLC, a company managed and owned by John Hofman, under an Idaho Management Agreement with Big John's Store LLC for the provision of management services and office and warehouse space in the amount of $150,000 during 2016 and 2015, and $132,000 during 2014; (ii) medical insurance premiums in the amount of $13,823 during 2016, $16,045 during 2015 and $17,455 during 2014; and (iii) contributions to a Health Savings Account for the benefit of Mr. Hofman in the amount of $7,750 during 2016, $8,650 during 2015 and $6,550 during 2014.

(6)
All Other Compensation consists of: (i) expense reimbursement of $1,800 during 2016, 2015 and 2014 and (ii) medical insurance premiums in the amount of $4,314 during 2016, $3,276 during 2015 and $6,873 during 2014.

Overview
We compete with many other technology companies in seeking to attract and retain a skilled workforce. We also seek to keep our employees motivated. To meet these challenges, we designed our compensation programs to attract, retain and motivate our named executive officers to enhance stockholder value by:
•	offering base pay to our named executive officers that is competitive compared with market and peer company data for the technology industry;
•	offering total compensation opportunities for our named executive officers that are competitive compared with the opportunities offered by companies similar to us within the technology industry;
•
linking named executive officer compensation to our operating, financial and stock price performance by making elements of each executive's compensation dependent on our overall company performance and the creation of stockholder value;

•	emphasizing equity pay and long-term incentives for our named executive officers so they have incentives to contribute towards our growth and the creation of long-term value for our stockholders; and
•	ensuring fairness among our executive team by recognizing the contributions each executive makes to our success.

Because our compensation programs are designed to align our executives' compensation to our operating, financial and stock price performance, going forward you should consider our executive compensation decisions in the context of these areas of performance during fiscal year 2017, including:
•	total revenue;
•	GAAP operating income; and
•	the future growth of our stock price.

For fiscal year 2017, the Compensation Committee will start to do competitive market assessment of Grote Molen's executive compensation program and to report on the results of such assessment.
Role of Executives in Executive Compensation Decisions
Our Compensation Committee, when formed, will generally seek input from our Chief Executive Officer, Mr. Robert Graham, when discussing the performance of and compensation levels for named executive officers other than for himself.  None of our other named executive officers will participates in deliberations relating to their own compensation.
Our stockholders will have the opportunity at this year's Annual Meeting to vote on our named executive officer compensation through the stockholder advisory vote on executive compensation (commonly known as a "say-on-pay" vote) included as Proposal Three in this proxy statement.
Benefits Programs.   We design our employee benefits programs to be both cost-effective and competitive in relation to the market as well as compliant with applicable laws and practices. We adjust our benefits programs as needed based upon regular monitoring of applicable laws and practices and the overall market.
Executive Employment Agreements
Following the Annual Meeting, we plan to enter into Executive Employment Agreements with our named executive officers.
We believe that these agreements will help us from a retention standpoint, and they are particularly necessary in an industry such as ours, where there has been market consolidation. We believe that entering into these agreements helps the named executive officers maintain continued focus and dedication to their assigned duties to maximize stockholder value. The terms of these agreements will be determined after review by the Board of our retention goals for each named executive officer, as well as analysis of market data, similar agreements established by our peer group, and applicable law.
Timing of Equity Awards
The Board reserve the right, however, to grant RSUs or other equity awards at other times during the year, and to grant more or fewer than two refresh grants per year. With respect to newly hired employees, our practice will typically be to make stock grants at the first quarterly meeting of the Board following such employee's hire date.
During the second quarter 2017, we plan to formulate an Equity Award Grant Policy.

Effect of Accounting and Tax Treatment on Compensation Decisions
In the review and establishment of our compensation programs, we consider the anticipated accounting and tax implications to us and our executives. In this regard, we use RSUs and reserve the right to use other forms of equity, as additional forms of equity compensation incentives in response to changes in the accounting treatment of equity awards and taking into consideration potential impact on dilution and competitive practices. While we consider the applicable accounting and tax treatment, these factors alone are not determinative, and we also consider the cash and non-cash impact of the programs and whether a program is consistent with our overall compensation philosophy and objectives.
Section 162(m) of the Internal Revenue Code of 1986, as amended ("Code") imposes limits on the amount of compensation that a public company may deduct in any one year for the compensation of the chief executive officer and other highly compensated executive officers, unless specific and detailed criteria are satisfied. Performance-based compensation (including stock options), as defined in the Code, is fully deductible if the programs are approved by stockholders and meet other requirements. We have determined that we will not seek to limit executive compensation so that it is deductible under Section 162(m). However, from time to time, we may choose to structure our compensation programs to satisfy the requirements of Section 162(m). We seek to maintain flexibility in designing a comprehensive plan for our executives that promotes our corporate goals and therefore our Board has not adopted a policy requiring all compensation to be deductible. To that end, our Board previously adopted, and our stockholders previously approved, the Blackridge Technology Holdings, Inc. Incentive Plan to permit cash bonuses and certain equity compensation to be considered "performance-based compensation" within the meaning of Section 162(m) of the Code and therefore fully deductible by us for federal income tax purposes.
Report on Compensation
The Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Board has determined that the Compensation Discussion and Analysis be included in this proxy statement. No report has been prepared for 2016.
Standard Director Compensation Arrangements
In accordance with our annual cash retainer policy and equity award grant policy applicable to non-employee directors, each non-employee director is entitled to receive the following compensation for service on the Board:
•	an annual cash retainer for serving on the Board paid quarterly, in addition to the annual cash retainer for service on the committees of the Board as discussed below;
•	an annual cash retainer for serving as lead independent director of the Board, paid quarterly;
•	upon initial appointment or election to the Board, an automatic initial grant of RSUs vesting over a 3-year period;
•	after completion of each full year of service, an additional annual refresh grant of RSUs vesting over a 1-year period;
•	an annual cash retainer for serving in a non-chair position on the (i) Audit Committee, (ii) Compensation Committee and (iii) Nominating and Corporate Governance committee; and
•
an annual cash retainer (i) for serving as the chair of the Audit Committee, (ii) for serving as the chair of the Compensation Committee and (iii) for serving as the chair of the Nominating and Corporate Governance Committee.

Director Compensation
Other Arrangements
While non-employee directors are not typically paid or reimbursed for travel, lodging and related expenses associated with attending meetings of the Board or committees of the Board and for participating in activities related to service on the Board, we have from time-to-time paid or reimbursed our non-employee directors for reasonable expenses associated with attendance at meetings of the Board or committees of the Board.
Equity Compensation Plan Information

We currently maintain the following equity compensation plan that provide for the issuance of shares of common stock to our officers and other employees, directors and consultants: the Plan is currently being submitted to the stockholders for their approval.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Related-Person Transactions
Since the Reorganization Transaction, we have entered into the following transaction between related parties that were not determined as a result of arm's length negotiations:

In February, 2017, Director Nominee Robert Zahm loaned the Company $100,000 for working capital, which was fully repaid by the Company in April, 2017.

Indemnification of Directors
Our amended and restated Articles of Incorporation and bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted by Nevada law. In addition, we have entered into indemnification agreements with each of our directors and executive officers. The form of indemnification agreement we entered into with our directors and executive officers is attached to this proxy statement as Appendix B.
 Review of Related-Person Transactions
In accordance with the charter for the Audit Committee of the Board, our Audit Committee, once formed, will be responsible for approving and overseeing any related-person transaction. We intend to ensure that all future transactions between us and our officers, directors and principal stockholders and their affiliates are approved by our Audit Committee on terms no less favorable to us than those that we could obtain from unaffiliated third parties.
For purposes of these procedures, "related person" and "transaction" have the meanings contained in Item 404 of Regulation S-K.
The individuals and entities that are considered "related persons" include:
•	directors, nominees for director and executive officers of Grote Molen;
•	any person known to be the beneficial owner of more than five percent of Grote Molen's common stock (a "5% Stockholder"); and
•	any immediate family member, as defined in Item 404(a) of Regulation S-K, of a director, nominee for director, executive officer and 5% Stockholder.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Under Section 16 of the Exchange Act, Grote Molen's directors, certain officers and any persons holding more than ten percent of Grote Molen's common stock are required to report initial ownership of the Grote Molen common stock and any subsequent changes in ownership to the SEC. Specific due dates have been established by the SEC, and Grote Molen is required to disclose in this proxy statement any failure to file required ownership reports by these dates.

OWNERSHIP OF SECURITIES
The following table sets forth certain information regarding the beneficial ownership of Grote Molen's 30,878,620shares of outstanding common stock, as of April 28, 2016, for the following:
•	each person (or group of affiliated persons) who is known by us to beneficially own more than 5% of the outstanding shares of our common stock;
•	each of our non-employee directors and nominees;
•	each of our executive officers named in the Summary Compensation Table of this proxy statement; and
•	all directors and current executive officers of Grote Molen as a group.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock	Amount of Number of Share Equivalents(2)		Total Beneficial Ownership	Percentage of Class
Principal Stockholders
AltEnergy Cyber, LLC(15) 137 Rowayton Ave Norwalk, CT 06853	-	8,941,324	(4)	8,941,324	28.96%
Franklin S. Tuck 29 Tulip Tree Ln Darien, CT 06820	-	3,123,890	(5)	3,123,890	10.12%
Dr. Pradip Morbia (18)	2,362,222	2,362,222	(7)	4,724,444	15.30%
Growth Ventures, Inc.(16) 14 Red Tail Dr Highlands Ranch, CO 80126	750,000	950,000	(8)	1,700,000	5.51%
Conyers Investments LLC 777 S Flagler Dr #1001 West Palm Beach, FL 33401	4,629,050	1,000,000	(9)	5,629,050	18.23%
Hugh B. Underwood 19853 Park Dr Saratoga, CA 95070	366,670	1,478,010	(10)	1,844,680	5.97%

Officers and Directors
John Hayes	6,492,586	2,322,973	(11)	8,815,559	28.55%
Robert Graham	3,540,000	1,597,950	(12)	5,137,950	16.64%
John Bluher	-	-		-	* %
Robert Lentz	100,000	142,740	(13)	242,740	* %
Robert Zahm	-	4,855,540	(6)	4,855,540	15.72%
Thomas Bruderman - Mag Ventures, LLC(14) 3 Fawn Hill Rd Burlington, CT 06013	200,000	4,213,730	(3)	4,413,730	14.29%
J. Allen Kosowsky	44,444	211,114	(17)	255,558	* %

All Officers and Directors As Group (7 Persons)	10,377,030	13,344,047		23,721,077	76.82%

*Represents less than 1% of the total.
(1)	The address for each named executive officer and director is the same address as the Company
(2)	Represents number of commons shares issuable upon exercise of warrants, options, and conversion of preferred stock
(3)	Represents 3,154,710 shares of common stock issuable upon conversion of 315,471 shares of preferred stock and 1,059,020 shares of common stock issuable upon exercise of warrants
(4)	Represents 4,026,020 shares of common stock issuable upon conversion of 402,602 shares of preferred stock and 4,915,304 shares of common stock issuable upon exercise of warrants
(5)	Represent 3,003,890 shares of common stock issuable upon conversion of 300,389 shares of preferred stock and 120,000 shares of common stock issuable upon exercise of warrants
(6)	Represents shares of common stock issuable upon conversion of 485,554 shares of preferred stock
(7)	Represents shares of common stock issuable upon exercise of warrants
(8)	Represents 200,000 shares of common stock issuable upon conversion of 20,000 shares of preferred stock and 750,000 shares of common stock issuable upon exercise of warrants
(9)	Represents shares of common stock issuable upon exercise of warrants
(10)	Represents 1,111,340 shares of common stock issuable upon conversion of 111,134 shares of preferred stock and 366,670 shares of common stock issuable upon exercise of warrants
(11)
Represents 417,650 shares of common stock issuable upon conversion of 41,765 shares of preferred stock, 1,105,323 shares of common stock issuable upon exercise of warrants and 800,000 shares of common stock issuable upon exercise of options

(12)	Represents 637,950 shares of common stock issuable upon conversion of 63,795 shares of preferred stock, and 960,000 shares of common stock issuable upon exercise of options
(13)	Represents common stock issuable upon exercise of options
(14)	Thomas Bruderman is the Managing Member of Mag Ventures, LLC
(15)	Russ Stidolph is the Managing Member of AltEnergy Cyber, LLC
(16)	Gary McAdam is the Trustee of Growth Venture, Inc
(17)	Represents 83,340 shares of common stock issuable upon conversion of 8,334 shares of preferred stock and 127,774 shares of common stock issuable upon exercise of warrants
(18)
Shares held by Mahavir Irrevocable Trust whose address is 415 Kings Row, Port Neches, TX 77651 and UkiRatna Family Living Trust whose address is 19 Greenfield Lane, Storrs CT 06268 for which Dr Pradip Morbia is Trustee.

OTHER MATTERS
Grote Molen knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by a properly submitted proxy.
It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as instructed in the enclosed proxy card.
The 2016 Annual Report of the Company is incorporated herein by reference and is attached as Appendix C to this proxy statement.
THE BOARD OF DIRECTORS
Reno, Nevada
 April 28, 2017

Appendex A

BLACKRIDGE TECHNOLOGY INTERNATIONAL, INC.
2017 Stock Incentive Plan

Blackridge 2017 Stock Incentive Plan

ARTICLE I
GENERAL
1.1 General

The Blackridge 2017 Stock Incentive Plan (the "Plan") is designed to provide incentive compensation to certain selected individuals deemed by the Board, or its designee, to be critical to the business of Blackridge Technology Holdings, Inc. (the "Company"), and its affiliates.  Capitalized terms used herein shall have the meanings given in Article III below. The CEO of the Company will make recommendations for all Executives to the Committee.

1.2 Administration

(a) Administration by Committee; Constitution of Committee.  The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Board") or such other committee or subcommittee as the Board may designate (the "Committee").  The members of the Committee shall be appointed by, and serve at the pleasure of, the Board.  It is intended that at all times the Committee shall consist solely of Qualified Members, the number of whom shall not be less than two, provided that the fact that the Committee is not so comprised will not invalidate any grant hereunder that otherwise satisfies the terms of the Plan.  A "Qualified Member" is both a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "1934 Act") and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").  If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

(b) Committee's Authority.  The Committee shall have the authority to (i) exercise all of the powers granted to it under the Plan, (ii) construe, interpret and implement the Plan and any Award Agreement issued under the Plan, (iii) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (iv) make all determinations necessary or advisable in administering the Plan, (v) correct any defect, supply any omission and reconcile any inconsistency in the Plan, and (vi) amend the Plan to reflect changes in applicable law.

(c) Committee Action; Delegation.  Except as otherwise required by applicable law, actions of the Committee shall be taken by the vote of a majority of its members.  Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting.  Notwithstanding the foregoing or any other provision of the Plan, the Committee (or the Board acting instead of the Committee), unless otherwise resolved by the Committee, delegates to the CEO full authority to make grants and to issue shares under the plan to one or more officers of the Company or other eligible parties as set forth in 1.3, and the authority to designate the individuals (other than such officer(s)), among those eligible to receive Awards pursuant to the terms of the Plan, who will receive Awards under the Plan and the size of each such Award, to the fullest extent permitted by Nevada General Corporation Law (or any successor provision thereto), provided that the Committee shall itself grant Awards to the CEO, and will approve on a quarterly basis all grants made during the prior quarter to those individuals who could reasonably be considered to be subject to the insider trading provisions of Section 16 of the 1934 Act or whose Awards could reasonably be expected to be subject to the deduction limitations of Section 162(m) of the Code.

(d) Determinations Final.  The determination of the Committee on all matters relating to the Plan or any Award under the Plan shall be final, binding and conclusive.

(e) Limit on Committee Members' Liability.  Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company or a subsidiary or affiliate acting at the direction or on behalf of the Committee or a delegate shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

1.3 Persons Eligible for Awards

The persons eligible to receive Awards under the Plan are those officers, directors (whether or not they are employed by the Company), and executive, managerial, professional or administrative employees of, and consultants to, the Company as the Committee in its sole discretion shall select (any such person so selected, a "Participant").

1.4 Types of Awards Under Plan

The Awards available for grant hereunder shall be those described in Article II below.

1.5 Shares Available for Awards; Adjustments to Awards

(a) Aggregate Number Available; Certificate Legends.  Subject to adjustment as provided under Section 1.5(d) below, the total number of shares of common stock of the Company ("Company Stock") with respect to which Awards may be granted pursuant to the Plan shall not exceed 25,000,000 in the aggregate. Shares issued pursuant to the Plan may be authorized but unissued Company Stock, authorized and issued Company Stock held in the Company's treasury or Company Stock acquired by the Company for the purposes of the Plan.  The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares.

(b) Limits.  Except as otherwise provided specifically herein, (i) no provision of this Plan shall be deemed to limit the number or value of shares otherwise available for Awards under the Plan and (ii) subject to adjustment as provided in subparagraph (d) below, the total number of shares of Company Stock which may be subject to one or more Awards granted to any one Participant during any one calendar year shall not exceed an amount (if any) to be determine by the Compensation Committee in shares.

(c) Certain Shares to Become Available Again. If any shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Participant, the shares of Company Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Notwithstanding the foregoing, shares of Company Stock that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Award under the Plan, as well as any shares of Company Stock exchanged by a Participant or withheld by the Company or any subsidiary to satisfy the tax withholding obligations related to any Award under the Plan, shall not be available for subsequent Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of shares of Company Stock as to which the Award is exercised. In addition, (i) to the extent an Award is paid or settled in cash, the number of shares of Company Stock with respect to which such payment or settlement is made shall again be available for grants of Awards pursuant to the Plan and (ii) Shares of Company Stock underlying Awards that can only be settled in cash shall not be counted against the aggregate number of shares of Company Stock available for Awards under the Plan.

(d) Adjustments to Available Shares and Existing Awards Upon Changes in Company Stock or Certain Other Events.  In the event that any special or extraordinary dividend or other extraordinary distribution is declared (whether in the form of cash, Company Stock, or other property), or there occurs any recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event, the Committee shall adjust, as it deems necessary or appropriate, (1) the number and kind of shares of stock which may thereafter be issued in connection with Awards, (2) the number and kind of shares of stock or other property, including cash, issued or issuable in respect of outstanding Awards, (3) the exercise price, grant price or purchase price relating to any Award, and (4) the limitations set forth in Section 1.5(a); provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code, and provided further that no such adjustment shall cause any Award hereunder which is or becomes subject to Section 409A of the Code to fail to comply with the requirements of such section.  Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation.  Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Company Stock subject to an Award or the exercise price of any Option or Stock Appreciation Right.

ARTICLE II
AWARDS UNDER THE PLAN

2.1 Agreements Evidencing Awards

Each Award granted under the Plan shall be evidenced by a written agreement (an "Award Agreement"), which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable.  By accepting an Award pursuant to the Plan, a Participant thereby agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

2.2 Stock Options

(a) General. The Committee may issue Awards in the form of options to acquire Company Stock ("Options"), which may be in the form of Non-Qualified Options or Incentive Stock Options hereunder.

(b) Exercise Price. Each Award Agreement with respect to an Option shall set forth the amount per share (the "Option Exercise Price") payable by the Participant to the Company upon exercise of the Option. The Option Exercise Price shall be equal to or greater than the Fair Market Value of a share of Company Stock on the date of grant.

(c) Exercisability.  Each Option shall become exercisable at the time determined by the Committee and set forth in the applicable Award Agreement. At the time of grant of an Option, the Committee may impose such restrictions or conditions to the exercisability of the Option as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals based on one or more Business Criteria. Subject to Section 2.2(d) hereof, the Committee shall determine and set forth in the applicable Award Agreement the expiration date of each Option, which shall be no later than the tenth anniversary of the date of grant of the Option.

(d) Exercise.  An Option shall be exercised by delivering the form of notice of exercise provided by the Company. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise by one or a combination of the following means: (A) in cash or by personal check, certified check, bank cashier's check or wire transfer; (B) in shares of Company Stock owned by the Participant and valued at their Fair Market Value on the effective date of such exercise; or (C) by any such other methods (including broker assisted cashless exercise) as the Committee may from time to time authorize; provided, however, that in the case of a Participant who is subject to Section 16 of the 1934 Act, the method of making such payment shall be in compliance with applicable law. Except as authorized by the Committee, any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require.

(e) Special Rules for Incentive Stock Options.  Incentive Stock Options may only be granted to employees of the Company and its affiliates, in accordance with the provisions of Section 422 of the Code. To the extent that the aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company or a subsidiary shall exceed $100,000, such Options that exceed such limit shall be treated as Non-Qualified Options. For purposes of this Section 2.2(d), Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted. No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company unless (A) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

(f) Termination of Services  In the event that the employment of a Participant with the Company (or the Participant's service to the Company) shall terminate for any reason other than (i) Cause, (ii) death or (iii) disability or retirement, and subject to the remaining provisions of this Section 2.2(f), each Option granted to such Participant, to the extent that it is exercisable at the time of such termination, shall, unless otherwise determined by the Committee at the time of grant as set forth in the applicable Award Agreement, remain exercisable only for the 90 day period following such termination, but in no event following the expiration of its term, unless, as approved by the Committee, such 90 day period has been extended for an additional 30 days (which additional 30 day period may in certain circumstances cause any Incentive Stock Options to which such 30 day extension applies to become Non-Qualified Stock Options). Each Option that remains unexercised on or prior to the date of such a termination shall  no longer be exercisable from and after such date (except as may be otherwise determined by the Committee). In the event that the employment of a Participant with the Company (or the Participant's service to the Company) shall terminate on account of the death, disability or retirement of the Participant (in the case of disability or retirement as determined by the Committee), each Option granted to such Participant that is outstanding and vested as of the date of such termination shall, unless otherwise determined by the Committee at the time of grant as set forth in the applicable Award Agreement, remain exercisable by the Participant (or such Participant's legal representatives, heirs or legatees) only for the one year period following such termination, but in no event following the expiration of its term. Each Option that remains unexercised as of the date of the expiration of such one year period following the date of death, disability or retirement shall no longer be exercisable from and after such date (except as may be otherwise determined by the Committee). In the event of the termination of a Participant's employment for Cause, each outstanding Option granted to such Participant (whether vested or unvested) shall terminate at the commencement of business on the date of such termination and shall immediately no longer be exercisable by such Participant.

(g) Vesting Date. At the time of the grant of Options, the Committee shall establish a vesting date or vesting dates with respect to such Options. The Committee may divide such Options into tranches or other subdivisions and assign a different vesting date for each tranche or subdivision. Provided that all conditions to the vesting of an Option are satisfied, and subject to Section 2.2(f), upon the occurrence of the vesting date with respect to any particular Option, such Option shall vest.

(h) Conditions to Vesting.    At the time of the grant of Options, the Committee may impose such restrictions or conditions to the vesting of such Options as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals based on one or more Business Criteria. The Committee may also provide that the vesting or forfeiture of Options may be based upon the achievement of, or failure to achieve, certain levels of performance and may provide for partial vesting of Options in the event that the maximum level of performance is not met if the minimum level of performance has been equaled or exceeded.

(i) Surrender of Tandem SAR upon Exercise of Related Option.  An Option issued in connection with a Tandem SAR (as defined below) shall require the holder, upon exercise of such Options, to surrender an amount of such Tandem SARs equal to the number of shares of Common Stock as to which such Option is exercised, in order to receive any Common Stock attributable to such exercise. Such Option will, to the extent surrendered, then cease to be exercisable.

2.3 Stock Appreciation Rights

(a) General. The Committee may issue Awards in the form of the right to receive, on exercise, an amount equal to the increase, if any, in the Fair Market Value of a share of Company Stock from the date of grant to the date of exercise, as further describe below (a "Stock Appreciation Right").

(b) Stock Appreciation Right Grants in Connection with Options.  A Stock Appreciation Right may be granted in connection with an Option (such Stock Appreciation Right, a "Tandem SAR"), either at the time of grant or, with respect to a Non-Qualified Option, at any time thereafter during the term of the Option, or may be granted unrelated to an Option. At the time of grant of a Stock Appreciation Right, the Committee may impose such restrictions or conditions to the exercisability of the Stock Appreciation Right as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals based on one or more Business Criteria. The term of a Stock Appreciation Right granted without relationship to an Option shall not exceed ten years from the date of grant. In addition, the exercise price of a Stock Appreciation Right shall be equal to or greater than the Fair Market Value of a share of Company Stock on the date of grant.

(c) Surrender of Option upon Exercise of Tandem SAR.  A Tandem SAR shall require the holder, upon exercise, to surrender such number of Options equal to the number of shares of Common Stock as to which such Stock Appreciation Right is exercised, in order to receive payment of any amount computed pursuant to Section 2.3(e). Such Option will, to the extent surrendered, then cease to be exercisable.

(d) Relationship Between Stock Appreciation Right and Related Option.  Subject to Section 2.3(i) and to such rules and restrictions as the Committee may impose, a Tandem SAR will be exercisable at such time or times as determined by the Committer, but only to the extent that a related Option is exercisable.

(e) Payment.  Upon the exercise of a Stock Appreciation Right whether a Tandem SAR or unrelated to an Option, the holder will be entitled to receive payment of an amount determined by multiplying:

(i) the excess of the Fair Market Value of a share of Company Stock on the date of exercise of such Stock Appreciation Right over the exercise price of the Stock Appreciation Right, by

(ii) the number of shares as to which such Stock Appreciation Right is exercised.

(f) Limit on Payment.  Notwithstanding subsection (e) above, the Committee may place a limitation on the amount payable upon exercise of a Stock Appreciation Right. Any such limitation must be determined as of the date of grant and noted in the applicable Award Agreement.

(g) Form of Payment.  Payment of the amount determined under subsection (e) above may be made solely in whole shares of Company Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or alternatively, in the sole discretion of the Committee, solely in cash or a combination of cash and shares. If the Committee decides that payment will be made in shares of Company Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

(h) Adjustment or Replacement.  Other than with respect to an adjustment described in Section 1.5(d), in no event shall the exercise price with respect to a Stock Appreciation Right be reduced following the grant of a Stock Appreciation Right, nor shall a Stock Appreciation Right be cancelled in exchange for a replacement Stock Appreciation Right with a lower exercise price or in exchange for another type of Award or cash payment without stockholder approval.

(i) Termination of Services.  In the event that the employment of a Participant with the Company (or the Participant's service to the Company) shall terminate for any reason other than (i) Cause, (ii) death or (iii) disability or retirement, and subject to the remaining provisions of this Section 2.3(i), each Stock Appreciation Right granted to such Participant, to the extent that it is exercisable at the time of such termination, shall, unless otherwise determined by the Committee at the time of grant as set forth in the applicable Award Agreement, remain exercisable only for the 90 day period following such termination, but in no event following the expiration of its term, unless, as approved by the Committee, such 90 day period has been extended for an additional 30 days. Any Stock Appreciation Right that is not exercised as of the date of the expiration of such 90 or 120 day period shall no longer be exercisable as of such date (except as may be otherwise determined by the Committee). In the event that the employment of a Participant with the Company (or the Participant's service to the Company) shall terminate on account of the death, disability or retirement of the Participant (in the case of disability or retirement as determined by the Committee), each Stock Appreciation Right granted to such Participant that is outstanding and vested as of the date of such termination shall, unless otherwise determined by the Committee at the time of grant as set forth in the applicable Award Agreement, remain exercisable by the Participant (or such Participant's legal representatives, heirs or legatees) only for the one year period following such termination, but in no event following the expiration of its term. Each Stock Appreciation Right that remains unexercised as of the date of the expiration of such one year period shall no longer be exercisable from and after such date (except as may be otherwise determined by the Committee). In the event of the termination of a Participant's employment for Cause, each outstanding Stock Appreciation Right granted to such Participant (whether vested or unvested) shall terminate at the commencement of business on the date of such termination and shall immediately no longer be exercisable by such Participant.

(j) Vesting Date. At the time of the grant of Stock Appreciation Rights, the Committee shall establish a vesting date or vesting dates with respect to such Stock Appreciation Rights. The Committee may divide such Stock Appreciation Rights into tranches or other subdivisions and assign a different vesting date for each tranche or subdivision. Provided that all conditions to the vesting of a Stock Appreciation Right are satisfied, and subject to Section 2.3(i), upon the occurrence of the vesting date with respect to any particular Stock Appreciation Right, such Stock Appreciation Right shall vest.

(k) Conditions to Vesting.    At the time of the grant of Stock Appreciation Rights, the Committee may impose such restrictions or conditions to the vesting of such Stock Appreciation Rights as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals based on one or more Business Criteria. The Committee may also provide that the vesting or forfeiture of Stock Appreciation Rights may be based upon the achievement of, or failure to achieve, certain levels of performance and may provide for partial vesting of Stock Appreciation Rights in the event that the maximum level of performance is not met if the minimum level of performance has been equaled or exceeded.

2.4 Restricted Stock

 (a) General. The Committee may issue Awards consisting of shares of Company Stock issued subject to restrictions as described below ("Restricted Stock").

(b) Price.  At the time of the grant of shares of Restricted Stock, the Committee shall determine the price, if any, to be paid by the Participant for each share of Restricted Stock subject to the Award.

(c) Vesting Date.    At the time of the grant of shares of Restricted Stock, the Committee shall establish a vesting date or vesting dates with respect to such shares. The Committee may divide such shares into tranches or other subdivisions and assign a different vesting date for each such tranche or subdivision. Provided that all conditions to the vesting of a share of Restricted Stock are satisfied, and subject to Section 2.4(i), upon the occurrence of the vesting date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 2.4(e) shall lapse.

(d) Conditions to Vesting.    At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals based on one or more Business Criteria. The Committee may also provide that the vesting or forfeiture of shares of Restricted Stock may be based upon the achievement of, or failure to achieve, certain levels of performance and may provide for partial vesting of Restricted Stock in the event that the maximum level of performance is not met if the minimum level of performance has been equaled or exceeded.

(e) Intentionally Omitted.

(f) Dividends on Restricted Stock.  The Committee in its discretion may require that any dividends paid on shares of Restricted Stock be held in escrow until all restrictions on such shares have lapsed.

(g) Issuance of Certificates.  The Committee may, upon such terms and conditions as it determines, provide that (1) a certificate or certificates representing the shares underlying a Restricted Stock Award shall be registered in the Participant's name and bear an appropriate legend specifying that such shares are not transferable and are subject to the provisions of the Plan and the restrictions, terms and conditions set forth in the applicable Award Agreement, (2) such certificate or certificates shall be held in escrow by the Company on behalf of the Participant until such shares become vested or are forfeited or (3) the Participant's ownership of the Restricted Stock shall be registered by the Company in book entry form.

(h) Consequences of Vesting.  Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 2.4(e) shall lapse with respect to such share. Following the date on which a share of Restricted Stock vests, the Company may cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, which may bear a restrictive legend, if the Committee determines such a legend to be appropriate.

(i) Effect of Termination of Employment (or Provision of Services).  Except as may otherwise be provided in the applicable Award Agreement, and subject to the Committee's authority under Section 1.2 hereof, upon the termination of a Participant's employment (or upon cessation of such Participant's services to the Company) for any reason, any and all unvested Restricted Stock shall be immediately forfeited by the Participant and transferred to, and reacquired by, the Company. In the event of a forfeiture of unvested Restricted Stock pursuant to this section, the Company shall repay to the Participant (or the Participant's estate) any amount paid by the Participant for such unvested Restricted Stock. In the event that the Company requires a return of shares, it shall also have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

2.5 Stock Units

(a) General. The Committee may issue Awards in the form of rights to receive, at a future time, an amount equal to the Fair Market Value of a share of Company Stock (a "Stock Unit").

(b) Vesting Date.  At the time of the grant of Stock Units, the Committee shall establish a vesting date or vesting dates with respect to such Stock Units. The Committee may divide such shares into tranches or other subdivisions and assign a different vesting date for each such tranche or subdivision. Provided that all conditions to the vesting of the Stock Units imposed pursuant to Section 2.5(c) are satisfied, and subject to Section 2.5(d), upon the occurrence of the vesting date with respect to the Stock Units, such units shall vest.

(b) Benefit Upon Vesting.  Unless otherwise provided in an Award Agreement, and subject to the remainder of this Section 2.5(b), upon the vesting of Stock Units, the Participant shall be issued, within 30 days of the date on which such units vest, an amount per Stock Unit, equal to (i) one share of Company Stock or (ii) an amount of cash with a value equal to one share of Common Stock, in each case measured as of the date of vesting, and with the payment of Common Stock or cash as determined by the Committee in its sole discretion. Notwithstanding the foregoing, in the case of Stock Units denominated in shares of Company Stock as to which dividends had previously been paid during the period the Participant held such Stock Units, then the amount per Stock Unit shall be equal to the sum of (1) the Fair Market Value of a share of Company Stock on the date on which such Stock Units vest and (2) the aggregate amount of cash dividends paid with respect to a share of Company Stock during the period commencing on the date on which the Stock Units were granted and terminating on the date on which such units vest.

(c) Conditions to Vesting.  At the time of the grant of Stock Units, the Committee may impose such restrictions or conditions to the vesting of such units as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals based on one or more Business Criteria.

(d) Effect of Termination of Employment (or Provision of Services).  Except as may otherwise be provided in the applicable Award Agreement, and subject to the Committee's authority under to Section 1.2 hereof, Stock Units that have not vested, together with any dividend equivalents deemed to have been credited with respect to such unvested units, shall be immediately forfeited upon the Participant's termination of employment (or upon cessation of such Participant's services to the Company) for any reason and no amount of cash or shares of Common Stock shall be payable with respect to such Stock Units from and after such time.

2.6 Stock Bonuses

(a) General.  The Committee may issue Awards in the form of Company Stock issued as bonus compensation (a "Stock Bonus").

(b) Issuance.  In the event that the Committee grants a Stock Bonus, a certificate for the shares of Company Stock constituting such Stock Bonus may be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable.

2.7 Other Awards

Other forms of Award ("Other Awards"), valued in whole or in part by reference to, or otherwise based on, Company Stock, including, but not limited to, dividend equivalents, may be granted either alone or in addition to other Awards (other than in connection with Options or Stock Appreciation Rights) under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Awards shall be granted, the number of shares of Company Stock to be granted pursuant to such Other Awards, or the manner in which such Other Awards shall be settled (e.g., in shares of Company Stock or cash), or the conditions to the vesting and/or payment or settlement of such Other Awards (which may include, but not be limited to, achievement of performance goals based on one or more Business Criteria) and all other terms and conditions of such Other Awards.

2.8 TRANSFERABILITY OF AWARDS

Except as otherwise set forth in this Section 2.8 or as provided in an applicable Award Agreement , during the lifetime of a Participant, each Option granted to a Participant shall be exercisable only by the Participant and no Award shall be assignable or transferable otherwise than by will or by the laws of descent and distribution; provided, however, that to the extent fully vested Common Stock has been issued pursuant to such Award (or pursuant to the exercise of an Option or Stock Appreciation Right), then the Participant shall have the right to transfer any such Common Stock without regard to the restrictions imposed under this Plan, but subject to any transfer restrictions imposed by applicable securities law, any other laws or any other agreement to which such Participant is subject).  The Committee may, in any applicable Award Agreement evidencing an Award (other than an Incentive Stock Option to the extent inconsistent with the requirements of section 422 of the Code applicable to Incentive Stock Options), permit a Participant to transfer all or some of such Award to (A) the Participant's spouse, children or grandchildren ("immediate family members"), (B) a trust or trusts for the exclusive benefit of such immediate family members, or (C) other parties approved by the Committee in its absolute discretion.  Following any such transfer, any transferred Awards shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer, including any vesting restrictions to which such Awards are subject.

2.9 CLAWBACK

Notwithstanding any provisions in this Plan or any Award Agreement to the contrary, any compensation, payments, or benefits provided hereunder (including without limitation all Awards issued to any Participant, Common Stock issued to a Participant pursuant to the vesting or exercise of an Award (as the case may be) or profits realized from the sale of Common Stock relating to Awards granted hereunder), whether in the form of cash or otherwise, shall be subject to a clawback to the extent necessary to comply with the requirements of any applicable law, including but not limited to, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, Section 304 of the Sarbanes-Oxley Act of 2002, or any regulations promulgated thereunder. If the Committee determines there is a clawback required with respect to a particular Participant, the Committee shall then determine (i) the amount of such clawback with respect to such Participant and (ii) whether the clawback amount is to be paid by such Participant in cash or in securities received pursuant to an Award (or substituted for Awards). The Participant shall pay such cash, or transfer such securities (as the case may be), no later than 10 days following receipt of written notice of such clawback.

ARTICLE III
DEFINITIONS

3.1 "1934 Act" is defined in Section 1.2(a).

3.2 "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Stock Unit, Stock Bonus or Other Award granted pursuant to the terms of the Plan

3.3 "Award Agreement" is defined in Section 2.1.

3.4 "Board" is defined in Section 1.2(a).

3.5 "Business Criteria" shall mean (1) return on total stockholder equity; (2) earnings or book value per share of Company Stock; (3) net income (before or after taxes); (4) earnings before all or any interest, taxes, depreciation and/or amortization ("EBIT", "EBITA" or "EBITDA"); (5) inventory goals; (6) return on assets, capital or investment; (7) market share; (8) cost reduction goals; (9) earnings from continuing operations; (10) levels of expense, costs or liabilities; (11) unit level performance; (12) operating profit; (13) sales or revenues; (14) stock price appreciation; (15) total stockholder return; (16) implementation or completion of critical projects or processes; or (17) any combination of the foregoing. Where applicable, Business Criteria may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, an Affiliate, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Business Criteria may be subject to a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the Business Criteria shall be determined, where applicable and except as otherwise provided by the Committee, in accordance with generally accepted accounting principles and shall be subject to certification by the Committee; provided that the Committee shall have the authority to make equitable adjustments to the Business Criteria in recognition of unusual or non-recurring events affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

3.6 "Cause" shall mean:
(i) to the extent that there is an employment, severance or other agreement governing the relationship between the Participant and the Company, which agreement contains a definition of "cause," Cause shall have the meaning as defined therein; and otherwise,

(ii) the Participant's termination of employment or services by the Company on account of any one or more of the following:
(A) the Participant's willful and intentional repeated failure or refusal, continuing after notice that specifically identifies the breach(es) complained of, to perform substantially his or her material duties, responsibilities and obligations (other than a failure resulting from Participant's incapacity due to physical or mental illness or other reasons beyond the control of Participant), and which failure or refusal results in demonstrable direct and material injury to the Company;
(B) any willful and intentional act or failure to act involving fraud, misrepresentation, theft, embezzlement, dishonesty or moral turpitude (collectively, "Fraud"), that results in demonstrable direct and material injury to the Company; and
(C) conviction of (or a plea of nolo contendere to) an offense that is a felony in the jurisdiction involved or which is a misdemeanor in the jurisdiction involved but which involves Fraud.

For purposes of determining whether Cause exists, no act, or failure to act, on a Participant's part shall be deemed "willful" or "intentional" unless done, or omitted to be done, by such Participant in bad faith, and without reasonable belief that his or her action or omission was in the best interests of the Company.

Any rights the Company may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company may have under any other agreement with a Participant or at law or in equity.  Any determination of whether a Participant's employment is (or is deemed to have been) terminated for Cause for purposes of the Plan or any award hereunder shall be made by the Committee in its discretion.  If, subsequent to a Participant's voluntary termination or involuntary termination without Cause, it is discovered that the Participant's employment could have been terminated for Cause, the Committee may deem such Participant's employment to have been terminated for Cause.  A Participant's termination for Cause shall be effective as of the date of the occurrence of the event giving rise to Cause, regardless of when the determination of Cause is made

3.7 "Code" is defined in Section 1.2(a).

3.8 "Committee" is defined in Section 1.2(a).

3.9 "Company" is defined in Section 1.1.

3.10 "Company Stock" is defined in Section 1.5(a).

3.11 "Fair Market Value" shall be the closing price on the New York Stock Exchange, NASDAQ, or OTC Bulletin Board or Pink Sheets (whichever is applicable) as reported for such day in The Wall Street Journal or, if no such price is reported for such day, the average of the high bid and low asked price of Company Stock as reported for such day.  If no quotation is made for the applicable day, the Fair Market Value of a share of Company Stock on such day shall be determined in the manner set forth in the preceding sentence using quotations for the next preceding day for which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable day.  Notwithstanding the foregoing, if deemed necessary or appropriate by the Committee, the Fair Market Value of a share of Company Stock on any day shall be determined by such methods or procedures as shall be established from time to time by the Committee; provided that any such determination shall comply with regulations promulgated under Section 409A of the Code.

3.12 "Incentive Stock Option" means an Option that is intended to qualify for special federal income tax treatment pursuant to sections 421 and 422 of the Code as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Award Agreement.  Any Option that is not specifically designated as an Incentive Stock Option shall under no circumstances be considered an Incentive Stock Option.

3.13 "Non-Qualified Option" means an Option that is not an Incentive Stock Option.

3.14 "Option" is defined in Section 2.2(a).

3.15 "Other Award" is defined in Section 2.7.

3.16 "Participant" is defined in Section 1.3.

3.17 "Plan" is defined in Section 1.1.

3.18 "Plan Action" is defined in Section 4.2(a).

3.19 "Qualified Member" is defined in Section 1.2(a).

3.20 "Restricted Stock" is defined in Section 2.4(a).

3.21 "Rule 16b-3" is defined in Section 1.2(a).

3.22 "Stock Appreciation Right" is defined in Section 2.3(a).

3.23 "Stock Bonus" is defined in Section 2.6(a).

3.24 "Stock Unit" is defined in Section 2.5(a).

3.25 "Tandem SAR" is defined in Section 2.3(b).

ARTICLE IV
MISCELLANEOUS
4.1 Amendment of the Plan; Modification of awards
(a) Amendment of the Plan.  The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any award theretofore made under the Plan without the consent of the Participant (or, upon the Participant's death, the person having the right to exercise the award).  For purposes of this Section 4.1, any action of the Board or the Committee that in any way alters or affects the tax treatment of any award or that in the sole discretion of the Board is necessary to prevent an award from being subject to tax under Section 409A of the Code shall not be considered to materially impair any rights of any Participant. The Board shall determine, in its sole discretion, whether to submit any amendment of the Plan to shareholders for approval; in making such determination it is expected that the Board will take into account the requirements of any exchange on which the Company Stock is listed, the prerequisites for favorable tax treatment to the Company and Participants of Awards made under the Plan, and such other considerations as the Board deems relevant.
(b) Modification of Awards.  The Committee may amend any outstanding Award Agreement, including, without limitation, by amendment which would: (i) accelerate the time or times at which the Award becomes unrestricted or vested or may be exercised; (ii) waive or amend any goals, restrictions or conditions set forth in the Award Agreement; or (iii) waive or amend any applicable provision of the Plan or Award Agreement with respect to the termination of the Award upon termination of employment or services, provided however, that no such amendment may lower the exercise price of an outstanding Option except as provided in Section 1.5(d).  However, any such cancellation or amendment (other than an amendment pursuant to paragraph 1.5(d)) that materially impairs the rights or materially increases the obligations of a Participant under an outstanding Award shall be made only with the consent of the Participant (or, upon the Participant's death, the person having the right to exercise the Award).  Any modification of an Award in a manner that would cause the Award to be subject to tax under Section 409A of the Code shall be deemed null and void.
4.2 Consent Requirement
(a) No Plan Action without Required Consent.  If the Committee shall at any time determine that any consent is necessary or desirable as a condition of, or in connection with, the granting of any Award under the Plan, the issuance or purchase of shares or exercise of other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken or permitted, in whole or in part, unless and until such consent shall have been effected or obtained to the full satisfaction of the Committee.
(b) Consent Defined.  The term "consent" as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the Participant with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

4.3 Intentionally Omitted

4.4 Requirement of Notification of Election Under Section 83(b) of the Code
If any Participant shall, in connection with any Award (other than Options) issued to such Participant under the Plan which is subject to vesting, make a valid and timely election permitted under section 83(b) of the Code to include in gross income in the year of transfer the amounts specified in section 83(b) of the Code, such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code section 83(b).
4.5 Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code
Each Participant of an Incentive Stock Option shall notify the Company of any disposition of shares of Company Stock issued pursuant to the exercise of such Option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.
4.6 Withholding Taxes
(a) With Respect to Cash Payments.  Whenever cash is to be paid pursuant to an Award under the Plan, the Company shall be entitled to deduct therefrom an amount sufficient in its opinion to satisfy all federal, state and other governmental tax withholding requirements related to such payment.
(b) With Respect to the Vesting of Awards or the Delivery of Company Stock.  Whenever the vesting of an Award, the issuance of shares of Company Stock pursuant to an Award under the Plan or any other event occurs with respect to an Award or the exercise thereof, in each case that requires withholding of tax pursuant to applicable tax law, the Company shall be entitled to require, as a condition of delivery of any shares of Common Stock or other securities or other consideration, that the Participant remit to the Company an amount sufficient in the opinion of the Company to satisfy all such tax withholding requirements related thereto.  With the approval of the Committee, which approval shall be at the Committee's sole discretion, the Participant may satisfy the foregoing withholding taxes by electing (i) to have the Company withhold from delivery of shares Common Stock (or other securities or other consideration payable pursuant to an Award) having a value equal to the amount of tax to be withheld or (ii) to participate in any other method to satisfy such withholding taxes (including by broker-assisted sales) that may be permitted in the discretion of the Committee.  Shares of Common Stock shall be valued at their Fair Market Value as of the date on which the amount of tax to be withheld is determined. The valuation of any other securities or other consideration so deliverable shall be determined by the Committee in good faith as of such date.  Fractional share amounts shall be settled in cash.  Such a withholding election may be made with respect to all or any portion of the Award to which it relates.

4.7 Limitations Imposed by Section 162(m)
Notwithstanding any other provision hereunder, if and to the extent that the Committee determines the Company's federal tax deduction in respect of an Award may be limited as a result of section 162(m) of the Code, the Committee may delay the vesting, exercise or payment, as the case may be, in respect of such Award until  the Company's reasonable determination that the Company's federal tax deduction in respect of the Award will not be limited by reason of section 162(m).  In the event that a Participant exercises an Option at a time when the Participant is a 162(m) covered employee, and the Committee determines to delay the exercise of such Option or payment of Common Stock underlying such Option, as the case may be, in respect of any such Option, the Committee shall credit cash (if such Award is payable in cash) or, in the case of an amount payable in Company Stock, the number of shares of such Common Stock, payable to the Participant to a book account.  The Participant shall have no rights in respect of such book account or any interest or other earnings thereon, and the amount credited thereto shall not be transferable by the Participant.  The Committee may credit additional amounts to such book account as it may determine in its sole discretion.  Any book account created hereunder shall represent only an unfunded, unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.
4.8 Right of Discharge Reserved
Nothing in the Plan or in any Award Agreement shall confer upon any Participant the right to continue employment with the Company or affect any right that the Company may have to terminate such employment.
4.9 Nature of Payments
(a) Consideration for Services Performed.  Any and all grants of Awards and issuances of shares of Company Stock under the Plan shall be in consideration of services performed for the Company by the Participant.
(b) Not Taken into Account for Benefits.  All such grants and issuances shall constitute a special incentive payment to the Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement between the Company and the Participant, unless such plan or agreement specifically otherwise provides.

4.10 Non-Uniform Determinations
The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or who are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated).  Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive Awards under the Plan and (b) the terms and provisions of Awards under the Plan.
4.11 Other Payments or Awards
Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.
4.12 Section 409A
Notwithstanding anything to the contrary contained in the Plan, the Plan is intended to comply with Section 409A of the Code, and the provisions of the Plan shall be interpreted and construed such that the grants, Awards, payments and benefits provided under the Plan are either not subject to Section 409A of the Code or are in compliance with Section 409A of the Code.

4.13 Headings
Any section, subsection, paragraph or other subdivision headings contained herein are for the purpose of convenience only and are not intended to expand, limit or otherwise define the contents of such subdivisions.
4.14 Effective Date and Term of Plan
(a) Adoption; Stockholder Approval.  The Plan was adopted by the Board on March 8, 2017 subject to approval by the Company's stockholders.  All Awards under the Plan prior to such stockholder approval are subject in their entirety to such approval.  If such approval is not obtained prior to the first anniversary of the date of adoption of the Plan, the Plan and all Awards thereunder shall terminate on that date.
(b) Termination of Plan.  Unless sooner terminated by the Board or pursuant to paragraph (a) above, the Plan shall terminate on the tenth anniversary of the adoption of the Plan by the Board, and no Awards shall thereafter be made under the Plan.  All Awards made under the Plan prior to the its termination of shall remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.
4.15 Restriction on Issuance of Stock Pursuant to Awards
The Company shall not permit any shares of Company Stock to be issued pursuant to Awards granted under the Plan unless such shares of Company Stock are fully paid and non-assessable, within the meaning of Nevada General Corporation Law, except as otherwise permitted by Nevada General Corporation Law.

4.16 Governing Law
Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Nevada, without giving effect to principles of conflict of laws.

Appendex B
BLACKRIDGE INDEMNIFICATION AGREEMENT
This Indemnification Agreement ("Agreement") is effective as of                     , by and between BlackRidge Technology Holdings, Inc., a Delaware corporation (the "Company" or "BlackRidge"), and                     ("Indemnitee"). For purposes of this Agreement, the "Company" shall be deemed to include BlackRidge and its subsidiaries, as appropriate.
WHEREAS, in order to induce Indemnitee to provide, or continue to provide, services to the Company, the Company wishes to provide for the indemnification of, and advancement of expenses to, Indemnitee to the maximum extent permitted by law;
WHEREAS, Indemnitee does not regard the current protection available as adequate under the present circumstances, and the Indemnitee and other directors, officers, employees, agents and fiduciaries of the Company may not be willing to continue to serve in such capacities without additional protection;
WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify, and to advance expenses on behalf of, Indemnitee to the fullest extent permitted by applicable law so that Indemnitee will serve or continue to serve the Company free from undue concern that he or she will not be so indemnified.
NOW, THEREFORE, in consideration of the foregoing and Indemnitee's agreement to provide, or continue to provide, services to the Company, the Company and Indemnitee hereby agree as set forth below.
1. Certain Definitions.
(a) "Claim" shall mean any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, whether formal or informal, investigative or other.
(b) References to the "Company" shall include, in addition to BlackRidge, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger to which BlackRidge (or any of its wholly owned subsidiaries) is a party which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents or fiduciaries, so that if Indemnitee is or was a director, officer, employee, agent or fiduciary of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.
(c) "Expenses" shall mean any and all expenses (including attorneys' fees and all other costs, expenses and obligations) incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, to be a witness in or to participate in, any action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation, whether formal or informal.
(d) "Expense Advance" shall mean an advance payment of Expenses to Indemnitee pursuant to Section 3(a).
(e) "Indemnifiable Event" shall mean any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or any subsidiary of the Company, or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of Indemnitee while serving in such capacity.

(f) "Independent Directors" shall mean those members of the Board consisting of directors who are not parties to the Claim.
(g) "Independent Legal Counsel" shall mean an attorney or firm of attorneys, selected in accordance with the provisions of Section 3(e) hereof, who shall not have otherwise performed services for the Company or Indemnitee within the last three years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other indemnitees under similar indemnity agreements).
(h) "Other Liabilities" shall mean judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) of any Claim regarding any Indemnifiable Event and any federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement.
(i) References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee, agent or fiduciary of the Company which imposes duties on, or involves services by, such director, officer, employee, agent or fiduciary with respect to an employee benefit plan, its participants or its beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.
(j) "Reviewing Party" shall mean an election made from among the following: (i) those members of the Board who are Independent Directors even though less than a quorum; (ii) a committee of Independent Directors designated by a majority of the Independent Directors, even though less than a quorum; or (iii) Independent Legal Counsel selected by the Indemnitee and approved by the Company (which approval shall not be unreasonably withheld).

2. Indemnification.
(a) Indemnification of Expenses and Other Liabilities. The Company shall indemnify Indemnitee to the fullest extent permitted by law if Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any Claim by reason of (or arising in part out of) any Indemnifiable Event against Expenses and Other Liabilities, including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses. Indemnitee hereby agrees to repay to the Company all amounts advanced to Indemnitee hereunder if it is ultimately determined that Indemnitee is not entitled to indemnification hereunder. Other than in respect of Expense Advances paid in accordance with Section 3(a) hereof, such payment of Expenses shall be made by the Company as soon as practicable but in any event no later than five (5) business days after written demand by Indemnitee therefor is presented to the Company.
(b) Determination of Right to Indemnification. Unless otherwise provided in Section 11 hereof, the Company shall indemnify Indemnitee pursuant to Section 2(a) if Indemnitee has not failed to meet the applicable standard of conduct for indemnification. With respect to all matters arising concerning whether or not the Indemnitee has met the applicable standard of conduct, the Indemnitee shall be entitled to select the Reviewing Party. The Reviewing Party shall determine whether and to what extent Indemnitee would be permitted to be indemnified under applicable law and the Company and Idemnitee agree to abide by such determination, which, if made by Independent Legal Counsel shall be made in a written opinion.
(c) Mandatory Payment of Expenses. Notwithstanding any other provision of this Agreement other than Section 11 hereof, to the extent that Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any Claim regarding any Indemnifiable Event, Indemnitee shall be indemnified against all Expenses incurred by Indemnitee in connection therewith.

3. Expenses; Indemnification Procedure.
(a) Advancement of Expenses. The Company shall advance all Expenses incurred by Indemnitee. The advances to be made hereunder shall be paid by the Company to Indemnitee as soon as practicable but in any event no later than 30 days after written demand by Indemnitee therefor to the Company. Indemnitee hereby agrees to repay to the Company all amounts advanced to Indemnitee hereunder if it is ultimately determined that Indemnitee is not entitled to indemnification hereunder. The Company's obligation to advance Expenses shall terminate with respect to any Claim as to which the Indemnitee shall have entered a plea of guilty or nolo contendere, or an equivalent plea acknowledging guilt.

(b) Notice/Cooperation by Indemnitee. Indemnitee shall, as a condition precedent to Indemnitee's right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any Claim made against Indemnitee for which indemnification will or could be sought under this Agreement; provided however that the failure to so provide notice to the Company shall not relieve the Company from any liability that it may have to Indemnitee hereunder unless the Company's ability to participate in the defense of such claim was materially and adversely affected by such failure. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power, to the extent that doing so is consistent with the exercise of the Indemnitee's rights under the federal and state Constitutions. Company shall provide Indemnitee with such information and cooperation as Indemnitee may reasonably require, to the extent that doing so is consistent with the Company's obligation to cooperate with regulatory or law enforcement agencies.
(c) No Presumptions; Burden of Proof. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.
(d) Notice to Insurers. If, at the time of the receipt by the Company of a notice of a Claim pursuant to Section 3(b) hereof, the Company has liability insurance in effect which may cover such Claim, the Company shall give prompt notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Claim in accordance with the terms of such policies. The Company shall keep Indemnitee reasonably informed as to the status of all relevant insurance matters.
(e) Selection of Counsel. In the event the Company shall be obligated hereunder to pay the Expenses of any Claim the Company, if appropriate, shall be entitled to assume the defense of such Claim with counsel approved by Indemnitee (not to be unreasonably withheld) upon the delivery to Indemnitee of written notice of the Company's election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Claim; provided that, (i) Indemnitee shall have the right to employ Indemnitee's separate counsel in any such Claim at Indemnitee's own expense and (ii) if (A) the employment of separate counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not continue to retain such counsel to defend such Claim, then the fees and expenses of Indemnitee's separate counsel shall be considered an Expense.

4. Additional Indemnification Rights; Nonexclusivity; Company Obligations Primary.
(a) Scope. The Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Certificate of Incorporation, the Company's Bylaws (as now or hereafter in effect) or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder except as set forth in Section 11(a) hereof.

(b) Nonexclusivity. The indemnification provided by this Agreement shall be in addition to any rights to which Indemnitee may be entitled under the Company's Certificate of Incorporation, its Bylaws (as now hereafter in effect), any other agreement, any vote of stockholders or disinterested directors, the General Corporation Law of the State of Delaware, or otherwise. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though Indemnitee may have ceased to serve in such capacity.
(c) Company Obligations Primary. The Company hereby acknowledges that Indemnitee may have rights to indemnification for Expenses and Other Liabilities provided by [name of VC or other sponsoring organization ("Other Indemnitor")]. The Company agrees with Indemnitee that the Company is the indemnitor of first resort of Indemnitee with respect to matters for which indemnification is provided under this Agreement and that the Company will be obligated to make all payments due to or for the benefit of Indemnitee under this Agreement without regard to any rights that Indemnitee may have against the Other Indemnitor. The Company hereby waives any equitable rights to contribution or indemnification from the Other Indemnitor in respect of any amounts paid to Indemnitee hereunder. The Company further agrees that no payment of Expenses or Other Liabilities by the Other Indemnitor to or for the benefit of Indemnitee shall affect the obligations of the Company hereunder, and that the Company shall be obligated to repay the Other Indemnitor for all amounts so paid or reimbursed to the extent that the Company has an obligation to indemnify Indemnitee for such Expenses or Other Liabilities hereunder.

5. Contribution.
(a) Whether or not the indemnification provided in Section 2 hereof is available, in respect of any threatened, pending or completed action, suit or proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding), the Company shall, unless indemnification would not be available as a result of Section 11 hereof, pay, in the first instance, the entire amount of any judgment or settlement of such action, suit or proceeding without requiring Indemnitee to contribute to such payment and the Company hereby waives and relinquishes any right of contribution it may have against Indemnitee. The Company shall not enter into any settlement of any action, suit or proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding) unless such settlement provides for a full and final release of all claims asserted against Indemnitee.
(b) Without diminishing or impairing the obligations of the Company set forth in the preceding subparagraph, if, for any reason, Indemnitee shall elect or be required to pay all or any portion of any judgment or settlement in any threatened, pending or completed action, suit or proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding), the Company shall contribute to the amount of expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by Indemnitee in proportion to the relative benefits received by the Company and all officers, directors or employees of the Company, other than Indemnitee, who are jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding), on the one hand, and Indemnitee, on the other hand, from the transaction from which such action, suit or proceeding arose; provided, however, that the proportion determined on the basis of relative benefit may, to the extent necessary to conform to law, be further adjusted by reference to the relative fault of the Company and all officers, directors or employees of the Company other than Indemnitee who are jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding), on the one hand, and Indemnitee, on the other hand, in connection with the events that resulted in such expenses, judgments, fines or settlement amounts, as well as any other equitable considerations which the Law may require to be considered. The relative fault of the Company and all officers, directors or employees of the Company, other than Indemnitee, who are jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding), on the one hand, and Indemnitee, on the other hand, shall be determined by reference to, among other things, the degree to which their actions were motivated by intent to gain personal profit or advantage, the degree to which their liability is primary or secondary and the degree to which their conduct is active or passive.

(c) The Company hereby agrees to fully indemnify and hold Indemnitee harmless from any claims of contribution which may be brought by officers, directors or employees of the Company, other than Indemnitee, who may be jointly liable with Indemnitee.
(d) To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever other than the reasons set forth in Section 11 hereof, the Company, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses and Other Liabilities, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such proceeding in order to reflect (i) the relative benefits received by the Company and Indemnitee as a result of the event(s) and/or transaction(s) giving cause to such proceeding; and/or (ii) the relative fault of the Company (and its directors (other than Indemnitee) officers, employees and agents) and Indemnitee in connection with such event(s) and/or transaction(s).
6. Settlement. The Company acknowledges that a settlement or other disposition short of final judgment may be successful if it permits a party to avoid expense, delay, distraction, disruption and uncertainty. In the event that any action, claim or proceeding to which Indemnitee is a party is resolved in any manner other than by adverse judgment against Indemnitee (including, without limitation, settlement of such action, claim or proceeding with or without payment of money or other consideration) it shall be presumed that Indemnitee has been successful on the merits or otherwise in such action, suit or proceeding. Anyone seeking to overcome this presumption shall have the burden of proof.
7. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, provision of the Company's Certificate of Incorporation, Bylaw (as now or hereafter in effect) or otherwise) of the amounts otherwise indemnifiable hereunder.
8. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses or Other Liabilities incurred in connection with any Claim, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses and Other Liabilities to which Indemnitee is entitled.
9. No Imputation. The knowledge or actions, or failure to act, of any director, officer, agent or employee of the Company or the Company itself shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement.
10. Liability Insurance. For the duration of Indemnitee's service as a director or officer or other agent of the Company, and thereafter for so long as Indemnitee shall be subject to any pending or possible Claim by reason of any Indemnifiable Event, the Company shall use commercially reasonable efforts (taking into account the scope and amount of coverage available relative to the cost thereof) to cause to be maintained in effect policies of liability insurance providing coverage for directors and officers of the Company that are at least substantially comparable in scope and amount to that provided by the Company's current policies of directors' and officers' liability insurance. To the extent the Company maintains liability insurance applicable to directors, officers, employees, agents or fiduciaries, Indemnitee shall be covered by such policies in such a manner as to provide Indemnitee the same rights and benefits as are provided to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company's officers, if Indemnitee is not a director of the Company but is an officer; or of the Company's key employees, agents or fiduciaries, if Indemnitee is not an officer or director but is a key employee, agent or fiduciary.

11. Exceptions. Notwithstanding any other provision of this Agreement, the Company shall not be obligated pursuant to the terms of this Agreement:
(a) Excluded Action or Omissions. To indemnify Indemnitee for acts, omissions or transactions if a final decision by a court having jurisdiction in the matter shall determine that such indemnification is prohibited by applicable law.
(b) Claims Initiated by Indemnitee. To indemnify Expenses or Other Liabilities or advance Expenses to Indemnitee with respect to Claims initiated or brought voluntarily by Indemnitee and not by way of defense, except (i) with respect to actions or proceedings brought to establish or enforce a right to indemnification under this Agreement or any other agreement or insurance policy or under the Company's Certificate of Incorporation or Bylaws now or hereafter in effect relating to Claims for Indemnifiable Events, (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such Claim, or (iii) as otherwise required under Section 145 of the Delaware General Corporation Law, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance Expense payment or insurance recovery, as the case may be.
(c) Lack of Good Faith. To indemnify Indemnitee for any Expenses or Other Liabilities incurred by the Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous.
(d) Claims Under Section 16(b). To indemnify Indemnitee for the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute; provided that the Company shall advance Expenses in connection with Indemnitee's defense of a claim under Section 16(b), which advances shall be repaid to the Company if it is ultimately determined that Indemnitee is not entitled to indemnification of such Expenses.
12. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against Indemnitee, Indemnitee's estate, spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.
13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

14. Binding Effect; Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), spouses, heirs and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect, and whether by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director, officer, employee, agent or fiduciary (as applicable) of the Company or of any other enterprise at the Company's request.

15. Attorneys' Fees. In the event that any action is instituted by Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee with respect to such action, regardless of whether Indemnitee is ultimately successful in such action, and shall be entitled to the advancement of Expenses with respect to such action, unless as a part of such action a court of competent jurisdiction over such action determines that each of the material assertions made by Indemnitee as a basis for such action was not made in good faith or was frivolous. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee in defense of such action (including costs and Expenses incurred with respect to Indemnitee's counterclaims and cross-claims made in such action), and shall be entitled to the advancement of Expenses with respect to such action.
16. Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and signed for by the party addressed, on the date of such delivery, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.
17. Consent to Jurisdiction. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted and continued only in the Court of Chancery of the State of Delaware in and for New Castle County, which shall be the exclusive and only proper forum for adjudicating such a claim.
18. Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitations, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

19. Choice of Law. This Agreement shall be governed by and its provisions construed and enforced in accordance with the laws of the State of Delaware as applied to contracts between Delaware residents entered into and to be performed entirely within the State of Delaware.
20. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.
21. Amendment and Termination. Due to the uncertain application of any statutes of limitations that may govern any Claim, this Agreement shall be of indefinite duration. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by both the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed to be or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.
22. Integration and Entire Agreement. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto. If the Company and Indemnitee have previously entered into an indemnification agreement providing for indemnification of Indemnitee by the Company, the parties' entry into this Indemnification Agreement shall be deemed to amend and restate such Indemnification Agreement to read in its entirety as, and to be superseded by, this Indemnification Agreement.
23. No Construction as Employment Agreement. Nothing contained in this Agreement shall be construed as giving Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries or affiliated entities.
[Signature Page Next]

IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement as of the date first above written.

BLACKRIDGE TECHNOLOGY HOLDINGS , INC.

By:

AGREED TO AND ACCEPTED

INDEMNITEE:

(signature)

(address)

Appendex C

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

Form 10-K

(Mark One)

[ X ]  ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2016.

[     ]  TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from _______________ to _______________.

Commission file number 0-18958

GROTE MOLEN, INC.
(Exact name of registrant as specified in charter)

NEVADA	20-1282850
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

10615 Professional Circle, Suite 201, Reno, Nevada	89521
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (855) 807-8776

Securities registered under Section 12(b) of the Act:  None

Securities registered under Section 12(g) of the Exchange Act:  Common Stock, $0.001 Par Value

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes  ☐   No ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes ☐    No ☒

Note – Checking the box above will not relieve any registrant required to file reports pursuant to Section 13 or 15(d) of the Exchange Act from their obligations under those Sections.

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  Yes ☒   No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).  Yes ☒    No ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (22.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K      ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☒

Indicate by check mark whether the issuer is a shell company (as defined in rule 12b-2 of the Exchange Act). Yes  ☐   No ☒

State the aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which the common equity was sold, or the average bid and asked price of such common equity, as of the last business day of the registrant's most recently completed second fiscal quarter.

As of June 30, 2016, based on the $0.10 price at which the common equity was sold in our private placement of securities in 2016, the aggregate market value of the 4,200,000 shares held by non-affiliates was approximately $420,000.
APPLICABLE ONLY TO REGISTRANTS INVOLVED IN BANKRUPTCY
PROCEEDINGS DURING THE PRECEDING FIVE YEARS

Indicate by check mark whether the registrant has filed all documents and reports required to be filed by Section 12, 13 or 15(d) of the Exchange Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court. Yes  ☐    No ☐

(APPLICABLE ONLY TO CORPORATE REGISTRANTS)

Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date.

As of April 14, 2017, there were 24,899,330 shares of the issuer's common stock outstanding.

DOCUMENTS INCORPORATED BY REFERENCE

List hereunder the following documents if incorporated by reference and the part of the Form 10-K (e.g., Part I, Part II, etc.) into which the document is incorporated:  (1) Any annual report to security holders; (2) Any proxy or information statement; and (3) Any prospectus filed pursuant to Rule 424(b) or (c) under the Securities Act of 1933.  The listed documents should be clearly described for identification purposes (e.g., annual report to security holders for fiscal year ended December 24, 1980).

None.

GROTE MOLEN, INC.

TABLE OF CONTENTS TO ANNUAL REPORT ON FORM 10-K

YEAR ENDED DECEMBER 31, 2015

1

FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements.  These statements reflect the Company's views with respect to future events based upon information available to it at this time.  These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from these statements.  These uncertainties and other factors include, but are not limited to, the risk factors described in Part I, Item 1A herein under the caption "Risk Factors."  The words "anticipates," "believes," "estimates," "expects," "plans," "projects," "targets" and similar expressions identify forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, changes in assumptions, future events or otherwise.

Part I

Item 1.  Business

Reorganization Agreement

On September 6, 2016, the Company and BlackRidge Technology Holdings, Inc., a Delaware corporation ("BlackRidge") entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement") originally dated as of September 6, 2016, and amended on February 22, 2017 to update the number of common shares, warrants, and options granted and outstanding as of the closing date.

On February 22, 2017 (the "Closing Date"), we completed the actions contemplated by the Reorganization Agreement and merged with and into BlackRidge with BlackRidge continuing as the surviving corporation. Upon completion of the Agreement, we issued 3,783,791 shares of our newly designated Series A Preferred Stock and 12,825,683 shares of Common Stock to the stockholders of BlackRidge in exchange for all the issued and outstanding shares of Series A Preferred Stock and Common Stock of BlackRidge.  Additionally, certain stockholders of the Company returned for cancellation a total of 16,284,330 shares of our Common Stock.  Upon the completion of the Reorganization, BlackRidge became a wholly-owned subsidiary of the Company and the Company had a total of 3,783,791 shares of Series A Preferred Stock and 21,790,683 shares of Common Stock outstanding, with the former BlackRidge stockholders owning 3,783,791 shares or 100% of Series A Preferred Stock and 12,825,683 shares or approximately 58.9% of Common Stock.  Upon completion of the Reorganization, we also had outstanding warrants entitling the holders to acquire a total of 18,541,579 shares of the Company's Common Stock at an average exercise price of $0.46 per share.  The Reorganization resulted in a change of control of the Company.  For accounting purposes, BlackRidge will be treated as the acquirer and the historical financial statements of BlackRidge will become the Company's historical financial statements.  The acquisition is intended to constitute a tax-free reorganization pursuant to the applicable provisions of the Internal Revenue Code of 1986, as amended.

At the closing of the Reorganization, Robert Graham was appointed as President, and John Bluher was appointed Chief Financial Officer, Treasurer and Secretary.  In addition, Bruce Crane resigned from his position as a director and Robert Graham was appointed as a director of the Company to fill the vacancy created by such resignation.  John Hofman, our remaining director, resigned from such position effective following our compliance with rule 14f-1 promulgated under the Exchange Act, and John Hayes and Robert Lentz were appointed as directors of the Company effective at such time as Mr. Hofman's resignation became effective.

On March 31, 2017, the Company completed the sale of substantially all assets, other than cash, used in or connection with the Company's home grain mill and kitchen mixer business to John Hofman and Bruce Crane, former officers and directors of the Company, in consideration for the assumption by such persons of substantially all the liabilities incurred by the Company in connection with such business.  The assets divested consisted of the non-cybersecurity assets of the Company and included accounts receivable, inventory, deposits, property and equipment and intangible assets.  The liabilities divested included the non-cybersecurity liabilities of the Company and included accounts payable and accrued expenses and long and short-term notes payable and accrued interest thereon.
2

Due to the change of control and the significant change in the Company's business resulting from the Reorganization, the Company has determined to include in this report information with regard to BlackRidge and the business of BlackRidge.

Information about Grote Molen, Inc.

General

Grote Molen, Inc. was incorporated under the laws of Nevada in March 2004.  We also operate a wholly owned subsidiary by the name of BrownWick, LLC, which was organized as An Idaho Limited Liability Company in June 2005.  Unless otherwise indicated, Grote Molen, Inc. and BrownWick, LLC are referred to collectively herein as "we," "us," or the "Company."

We are engaged in the business of distributing our proprietary line of grain mills, known as the "WonderMill," and our kitchen mixer, known as the "WonderMix," for home use.  Our WonderMills are available in electric and manual models and are used to grind wheat, rice and other small grains, but will also grind legumes and beans as large as garbanzos. Our electric WonderMill can mill about 12 cups of flour in 3 minutes and is adjustable to provide a texture ranging from a fine pastry flour to a coarse flour.  Our WonderMix is an electric heavy-duty 3-speed mixer with a large 5.5 quart mixing bowl and a variety of available attachments.  We sell our grain mills on a wholesale basis to retail dealers in all fifty states, in Australia, Canada, the United Kingdom and other foreign countries and to several online retailers.  We sell our kitchen mixer on a wholesale basis to retail dealers in all fifty states and to certain foreign countries supplied by 110-volt electric current.  Our mills and mixers are manufactured to our specifications under contract with manufacturers in India and Korea and we are dependent on such suppliers to provide us with our inventory of products. There can be no assurance that we will be successful in continuing to expand our business or that our sales will not decline in the future.  We believe we will require substantial additional capital in order to expand our business and no assurance can be given that we will be successful in raising such additional capital.

Corporate History

We were organized under the laws of Nevada on March 15, 2004.  Our wholly owned subsidiary, Brownwick, LLC, was organized under the laws of Idaho on June 5, 2005 and was acquired by us in August 2005 in exchange for shares of our common stock.

Our WonderMill Grinders

We are engaged in the business of contract manufacturing and distributing our proprietary line of electric and manual grain mills, known respectively as the "WonderMill" and the "Wonder Junior Hand Grain Mill." The market for our WonderMill grinders consists primarily of home users and small natural foods restaurants desiring to grind their own grains due to the increased nutrients found in freshly ground whole wheat flour as compared to bleached white flour in which the bran and germ are removed prior to grinding.  Our Wonder Junior Hand Grain Mill is also purchased by persons for use as an emergency preparedness device because it can be operated without electricity to grind the whole wheat which is often stored in bulk for emergency situations.  Our WonderMill and Wonder Junior Hand Grain Mill both contain stainless steel blades and self cleaning milling chambers.  Our WonderMills and Wonder Junior Hand Grain Mills are sold with limited lifetime warranties and warranty work is performed at our service center in Pocatello, Idaho or at our authorized service locations in Australia, Canada and the United Kingdom.

We believe our electric WonderMill is one of the quietest and fastest electric flourmills available.  It may be used to grind wheat, rice and other small grains at temperatures that preserve nutrients, but will also grind legumes and beans as large as garbanzos. The WonderMill is adjustable to provide a texture ranging from fine pastry flour to coarse flour. Our electric WonderMill has a relatively large capacity and a 1250-watt motor that enables it to grind approximately 100 pounds of flour in one hour.  The electric WonderMill has also been designed to be easy to use. The user simply fills the hopper, selects the grinding setting, turns it on and it begins to grind the grain. There are no small parts or gaskets to misplace, and cleaning the WonderMill is quick, easy and almost dust free. The list price for our electric WonderMill is $259.95.

3

We believe our Wonder Junior Hand Grain Mill is a high quality and versatile hand mill. The Wonder Junior will grind wheat, rice and other small grains and will also grind legumes and beans as large as garbanzos. It can be adjusted to create very fine flour or coarse cracked grains for cereals. By swapping the stone heads for the stainless steel burr heads a user can also make peanut butter or other nut butters, can grind flax or any other oily or wet grain, and can grind herbs and spices, soybeans, and legumes. The whole Wonder Junior mill is powder-coated making it safe to wash for easy clean up. The hopper is large and holds over one quart. The octagon shape of the hopper makes it easy to fill. And because the Wonder Junior is one-piece construction the user does not need to worry about the hopper coming off during milling like some other hand grain mill models. The Wonder Junior also contains a heavy-duty patented double clamp that attaches to tables or counters up to two inches thick.  The Wonder Junior Hand Grain Mill uses large lifetime lubricated bearings and has a heavy base that can be bolted to any table or counter if desired.  We believe the stone heads on the Wonder Junior are approximately one-third thicker than most of the competing manual grain mills that are designed to result in a smoother operation. In seconds, the high-quality stainless steel burr heads can be put on the Wonder Junior for milling wet or oily grains.  The Wonder Junior is also easy to use. The user simply loads the easy-fill hopper, turns the handle, and it begins to grind flour or other grains. The list price for the Wonder Junior Hand Grain Mill is $239.95.

Our WonderMix Kitchen Mixer

In early 2015 we introduced our newest product, a kitchen mixer known as the "WonderMix."  The WonderMix is a heavy-duty, 3-speed mixer with a large 5.5 quart mixing bowl and available cookie whip, blender, slicer shredder, meat grinder, grain flaker and grain mill attachments. It includes a heavy duty Tru-Mix dough hook for mixing up to 6 loaves of bread. The WonderMix is powered by a large, 900-Watt motor and a high torque direct drive transmission and is backed by a 3-year warranty.  It is BPA (bisphenol A) free, has a safety bowl locking mechanism, overload protection and a cord storage compartment.  We believe the market for our WonderMix mixer will be substantially identical to the market for our WonderMill grinders and will consist primarily of home users and small natural foods restaurants.  The WonderMix is a 110-volt appliance is not available in Europe or other countries supplied by 220-volt electricity. The list price for our WonderMix kitchen mixer is $299.95.

Manufacturing

Our mills and mixers are manufactured to our specifications under contract with a manufacturer in India for our Wonder Junior Hand Grain Mill and in Korea for our electric WonderMill and our WonderMix and we are dependent on such suppliers to provide us with our inventory of products.  Such manufacturers manufacture our products pursuant to purchase orders provided by us from time to time and then drop ship the products to our warehouse in Pocatello, Idaho and to our authorized resellers in Australia and the United Kingdom.  We typically order a minimum of 1,000 products in each purchase order and we attempt to maintain an inventory of 1,000 products in our warehouse.  We submit payment with our purchase orders and we submit our purchase orders based on sales projections that take into account the prior year's sales, sales in the current year, general economic conditions and other factors.  The lead-time between submission of a purchase order and delivery of finished products is approximately 60 days for our electric WonderMill and WonderMix and approximately 90 days for our Wonder Junior Hand Grain Mill.  If we should underestimate sales and fail to timely submit purchase orders for new products, we could face delays in providing our products to dealers and their customers, which could have a negative effect on our reputation and result in a decline in our product sales.  If we should overestimate sales, we will have invested our capital in products that remain in our warehouse or in the facilities of our authorized resellers, which will have a negative effect on our financial condition and results of operations.  No assurances can be given that we will be able to accurately predict sales so as to maintain an optimal level of inventory in our system.

Our products are assembled using parts that we believe to be readily available from several sources and we believe the assembly process could be performed by a number of different manufacturers in India and Asia.  However, we are dependent on our current manufacturers to provide timely deliveries of quality parts and products in order to meet customer demand for the timely delivery of our products.  Furthermore, the ability of our manufacturers and their suppliers to timely deliver raw materials, parts and finished goods may be affected by events beyond their control, such as the inability of shippers to timely deliver merchandise due to work stoppages or slowdowns, or significant weather and health conditions (such as SARS) affecting manufacturers and/or shippers.  Any adverse change in such things as our relationship with our third party manufacturers, the financial condition of such manufacturers, our ability to import our products from such manufacturers and their ability to manufacture and deliver our products on a timely basis could have a material adverse effect on our business, results of operations and financial condition.  No assurance can be given that we could quickly or effectively replace any of our manufacturers if the need arose, and we cannot assure you that we could retrieve tooling and molds possessed by either of our manufacturers.  Our dependence on these two manufacturers could also adversely affect our ability to react quickly and effectively to changes in the market for our products.  The use of international manufacturers also subjects us to several significant risks that are beyond our control and the control of our manufacturers including, among other things, labor unrest, social, political and economic instability, restrictions on transfers of funds, domestic and international customs and tariffs, unexpected changes in regulatory environments and potentially adverse tax consequences.
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Labor in India and Korea has historically been readily available at relatively low cost as compared to labor costs in North America.  However, both countries have experienced rapid social, political and economic changes in recent years. We cannot assure you that labor will continue to be available to us in India or Korea at costs consistent with historical levels or that changes in labor or other laws will not be enacted which would have a material adverse effect on our operations in such countries.  A substantial increase in labor costs in India or Korea could have a material adverse effect on our business, results of operations and financial condition.

Marketing and Sales

We sell our grain mills on a wholesale basis to retail dealers in all fifty states, in Australia, Canada, the United Kingdom and other foreign countries and to several online retailers.  We sell our kitchen mixer on a wholesale basis to retail dealers in all fifty states and to certain foreign countries supplied by 110-volt electric current.  We maintain websites at www.thewondermill.com and www.wondermix.com that include information about our products, video demonstrations, dealer locator information, customer reviews, recipes for use with WonderMill and WonderMix products, information with regard to grain varieties and where to purchase them, customer support and repair forms and information on how to become a dealer.  John Hofman and Bruce Crane, our former officers, directors and principal stockholders, each own retail stores that purchase our WonderMill grain mills from us on the same terms as other retailers.  Sales to these related parties for our 2016 and 2015 fiscal years were $43,664 and $81,062 respectively, which amounted to approximately 4% and  5%, respectively, of our total sales each year.  In addition, we have one other customer that accounted for approximately 10% and 7% of our total sales during the years ended December 31, 2016 and 2015, respectively.    The loss of any of these major customers would be expected to have a material adverse effect on our results of operations.

We incur advertising costs of a non-direct nature due in connection with advertising on our website and to our authorized dealers.  During our fiscal years ended December 31, 2016 and 2015, our advertising costs were $68,431 and $58,894, respectively.

Intellectual Property

We hold a patent on our Wonder Junior Hand Grain Mill and we hold trademarks on the design of the electric WonderMill and the name "WonderMill."  We also hold a copyright on the Wonder Junior Hand Grain Mill.  However, no assurance can be given that this patent and these trademarks will provide sufficient protection against potential competitors and we may be unable to successfully assert our intellectual property rights or these rights may be invalidated, circumvented or challenged.  Any such inability, particularly with respect to our product names, or a successful intellectual property challenge or infringement proceeding against us, could have a material adverse effect on our business.

During 2012, we purchased from a German manufacturer a license to the design and manufacture of its home kitchen mixer.  We recently completed the molds and the design process to allow us to produce the WonderMix and introduced it to market in 2015.  During the fourth quarter of 2014, we completed the contract manufacturing of our first shipment of the WonderMix.  Because of its late completion in the prime sales season, we were unable to introduce the WonderMix in 2014.  However, the response has been good by our dealers, and we experienced a successful introduction to market in 2015.

Although we have purchased the license and now manufacture under contract the WonderMix, no assurance can be given that we will be successful in the marketing of the grain mill or that the license will provide sufficient protection against potential competitors.  Further, we may be unable to successfully assert our intellectual property rights or these rights may be invalidated, circumvented or challenged.
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Facilities

BlackRidge's corporate headquarters are located at 10615 Professional Circle, Suite 201, Reno, NV 89521, phone 1-855-807-8776. This office consists of approximately 6,818 square feet of office and laboratory space and is leased from a third party pursuant to a 64 month lease expiring during April 2020, which provides for rent at the rate of $15,000.00 per month plus reimbursement of the landlord's costs for property taxes, insurance and common area maintenance, subject to increase on an annual basis.

BlackRidge also leases an engineering office at the Marist College Hancock Center, 3399 North Road, Poughkeepsie, NY 12601.  This office consists of 200 square feet of office space and is leased from a third party pursuant to a twelve-month operating lease that renews annually.  The rent for the facility is a flat monthly amount of $400 and the lease is renewable annually at the option of BlackRidge.

Grote Molen's offices are at 322 West Griffith Road, Pocatello, Idaho 83201, where our telephone number is (208) 234-9352.  Our facilities consist of approximately 3,000 square feet of warehouse and office space located in a building owned by Big John's Store LLC, a company owned by John Hofman, our president, director and principal stockholder, which is shared with Big John's, a retail store owned by Mr. Hofman.  Such space is provided to us under an Idaho Management Agreement with Big John's Store LLC pursuant to which we pay a flat rate of $12,500 per month for management services and the use of such space.  Such agreement is on a month-to-month basis.

Competition

The home grain grinding and kitchen mixer industry is intensely competitive with respect to price, quality, features and durability and it is often difficult to entice customers to try a new product.  There are also many well-established competitors with substantially greater financial and other resources than the Company.  Such competitors include a large number of national and regional companies and most of our competitors have been in existence for a substantially longer period than have we and are better established.  We believe our primary competitors are Blendtec, which produces the Blendtec Grain Mill, Nutrimill, which produces the Nutrimill Wheat Grinder, Country Living, which produces the Country Living Grain Mill, and Chris Enterprises, which produces the Family Grain Mill.  Also, in the kitchen mixer market, we compete with Kitchenaid and Bosch.  Almost all of such competitors are more established and have more experience and financial and human resources than do we.  As such, there can be no assurance that we will be able to compete effectively in our chosen market.  In addition, a change in the pricing, marketing or promotional strategies or product mix of one or more of these competitors could have a material adverse impact on our sales and earnings.

Government Regulation

Our operations are subject to numerous Federal, state and local government regulations, including those relating to the manufacture and distribution of electric and food preparation equipment and the importation of manufactured products from foreign countries.  Our electric WonderMills meet the applicable requirements of Underwriters Laboratories (UL), Canadian Standards Association (CSA), and have received CE mark approval in Europe. Our WonderMix meets the applicable requirements of Underwriters Laboratories and may only be sold by us in countries supplied by 110 volt electric current.  The failure to comply with such requirements or increase in the cost of compliance could adversely affect our operations.  Our company is subject to licensing and regulation by a number of governmental authorities, which include health, safety, sanitation, building and fire agencies in Idaho. We are also subject to Federal and state environmental regulations, but these have not had a material effect on our operations to date.  Our operations are also subject to Federal and state laws governing such matters as wages, working conditions, citizenship requirements and overtime.

Employees and Consultants

We currently have two employees, both of whom are officers and directors of the Company.  None of our employees are represented by a labor union and we believe our relationship with our employees to be good.  The loss of our officers, particularly our president, would have a material adverse impact on our business and there is no assurance that we could locate qualified replacements.  We have not entered into employment agreements with our officers and we do not carry "key man" life insurance on their lives.

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Information about Blackridge

Overview
BlackRidge, located in Reno Nevada, was incorporated in April 2010 to commercialize its military grade and patented network security technology.

BlackRidge develops and markets next generation cyber defense solutions that stop cyber-attacks and block unauthenticated access. Our network and server security products are based on our patented Transport Access Control technology and are designed to isolate, cloak and protect servers and cloud services and segment networks for regulatory compliance. BlackRidge products are used in enterprise and government computing environments, the industrial Internet of Things (IoT), and other cloud service provider and network systems.

The directors of BlackRidge are Robert Graham, John Hayes and Robert Lentz and its officers are Robert Graham, Chief Executive Officer and President, John Hayes, Chief Technology Officer, and John Bluher, Chief Financial Officer, Treasurer and Secretary.

The address of the BlackRidge headquarters is: BlackRidge Technology Holdings, Inc., 10615 Professional Circle, Suite 201, Reno, NV 89521

Blackridge also has an engineering office located at BlackRidge Technology, Inc., Marist College Hancock Center 0002, 3399 North Road, Poughkeepsie, NY 12601
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The general telephone number for BlackRidge is 1-855-807-8776 and  our website is www.blackridge.us.

Business

BlackRidge develops, markets and supports a family of products that provide a next generation cyber security solution for protecting enterprise networks and cloud services. With our patented technology, network and server resources located in the enterprise, datacenters and cloud systems, are better protected, less expensive to protect, and less vulnerable to compromise from cyber-attacks. We believe that our identity-based approach to network and cloud security offers superior performance compared to legacy network security approaches, and reduces the total cost of ownership for organizations by eliminating malicious and unwanted traffic from their networks and systems.

Our proprietary technology, BlackRidge Transport Access Control (TAC), authenticates user or device identity and applies security policies across networks and cloud services before application sessions are established. Underlying BlackRidge TAC is our patented First Packet Authentication™ which conveys and authenticates identity in the "first packet" of a TCP network session request. This fundamental invention addresses a security gap in how the Internet operates: the inability to authenticate network traffic sources. Without authentication, unidentified and unauthorized users and devices can scan, probe and access networks and cloud services. This security gap is exploited in all cyber-attacks through the process of network scanning and reconnaissance, and it has been further exposed and magnified by cloud services, mobile connectivity, and the Internet of Things (IoT)

BlackRidge products are protected by multiple U.S. Patents including "First Packet Authentication," "Concealing a Network Connected Device," "Digital Identity Authentication," and "Statistical Object Identification."

Products

BlackRidge and our partners sell network security products and solutions based on our proprietary BlackRidge TAC software technology. BlackRidge TAC provides high throughput and low latency network security that operates pre-session, in real time, before other security defenses engage. BlackRidge products can be deployed inside a network to cloak and protect servers and segment networks, in front of existing security stacks to filter anonymous traffic, or as part of service provider or OEM solution.

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The BlackRidge solution is available in the following product configurations, with additional platform support under development:

•	1U rack-mountable 1GbE or 10GbE network devices
•	1GbE fanless desktop appliance
•	VMware ESXi™ virtual appliance
•	IBM z Systems™ LPAR and IBM z/VM® software appliances
•	Amazon Web Services and IBM SoftLayer® cloud appliances

BlackRidge products are priced on a per appliance or gateway basis and on the total number of user and device identities supported in an implemenation. Enterprise and OEM licensing along with subscription pricing are available. BlackRidge appliances can support up to 100,000 identities and 4,000,000 sessions, providing a highly scalable enterprise solution.

Network and cloud deployments options include deploying in-line as a Layer 2 transparent bridge or logically inline as a Layer 3 gateway for cloud deployments.  BlackRidge software and systems are designed to be highly resilient and can be configured for high availability and failover. Security policies can be verified during deployment with progressive modes of bridge, monitor and audit, and then enforce policy.

Support and Maintenance

BlackRidge offers Standard and Premium Support to our end-customers and channel partners, where our channel partners typically deliver level one support and we provide level two and level three support. The support for our end customers includes ongoing maintenance services for both hardware and software in order to receive software upgrades, bug fixes, and repairs. End customers typically purchase these services for a one year or longer term at the time of the initial product sale and typically renew for successive one year or longer periods.

Professional Services.

Professional services are primarily delivered through our channel partners and include experts who plan, design, and deploy effective security solutions tailored to our end-customers' specific requirements. These services include solution design and planning, configuration, and installation. Our education services provide online and classroom-style training and are also primarily delivered through our internal team.

Technology Alliance Partners

BlackRidge participates in an ecosystem of Technology Alliance Partners to extend the breadth and depth of our products and partner solutions. By helping to ease the complications that organizations face when implementing multi-layered security solutions, our technology alliances facilitate integrated solution design, accelerate the time to realize value, and enhance our role as a strategic security partner.

Markets, Customers and Distribution Channels

The BlackRidge network security and cyber defense solution is broadly applicable to all enterprise and government market segments.  Whether deployed directly in a customer's environment or consumed as part of cloud service or solution, BlackRidge provides a new level of cyber defense not available in the market today.

BlackRidge markets and sells its products through multiple channels, including direct sales, integrator and reseller channel partners, cloud and managed service providers, and through strategic Original Equipment Manufacturer (OEM) partners to government and commercial users. The initial sales focus and market entry strategy for BlackRidge was the US Department of Defense, which is a key leverage point for the company's current commercial and government sales efforts. Our customers and partners include IBM, Ciena, Crimson Logic, the US Department of Defense, the US Department of Energy, Marist College, Splunk, and some large financial institutions.

For commercial markets, BlackRidge sells direct and also with strategic partners to large enterprise accounts, and indirectly through channel partners to specific vertical and international market segments. Our initial commercial market entry strategy is to sell directly to and establish customer and analyst references with large enterprises in North America that have high security and compliance requirements such as Financial Services and Insurance companies. Channel partners are recruited to assist with expanding enterprise sales, addressing specific vertical markets, and for selling and delivering in international markets and other vertical markets. Revenue from commercial sales includes product licensing fees, installation services, and annual support based on a standard price list.
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For government markets, BlackRidge sells its standard commercial products through a wholly owned subsidiary, BlackRidge Technology Government, to government integrators and contractors who sell to the Department of Defense (DOD) and civilian agencies. BlackRidge has been involved with the DOD for over five years, including receiving initial product development funding. The BlackRidge products have been designed into several large DOD programs and they have been extensively tested and validated for use. The timing of the DOD adoption of BlackRidge products depends on approval of budgets and final product testing approvals from the DOD. BlackRidge Government revenue is net of government discounts, contracting fees, and channel and service partner discounts.

The BlackRidge OEM and service provider partnership strategy is to make targeted investments in specific market segments such as the industrial Internet of Things (IoT), network and server equipment providers, and cloud solution providers. For these markets and partners, BlackRidge TAC is an integrated or embedded capability in the partners' vertical market solutions, and it will be sold and supported by the partner. BlackRidge provides unique, integrated identity-based cyber defense for these OEM products or service offerings that provides them with a competitive market advantage in the face of today's advanced cyber threats. Revenue from OEM offerings comes from embedded product licensing fees and support fees that may be unique to each OEM offering.

Marketing
Our marketing is focused on building our brand reputation and market awareness for our platform, driving customer demand and building a strong sales pipeline, and working with our channel and OEM partners. Our marketing team when fully developed will consist of corporate marketing, channel marketing, lead development, operations, and corporate communications. Marketing activities include demand generation, digital marketing programs, product launch activities, managing our corporate website, trade shows and conferences, and press and analyst relations.

Research and Development

We continue to enhance our BlackRidge TAC software, the core software used in the BlackRidge products. This software is responsible for the TAC token generation, token validation, the token cache, packet processing and the insertion of TAC tokens into TCP connection requests. The TAC software has been developed domestically within the U.S. using only U.S. citizens. This software includes implementations of granted and pending patents owned by BlackRidge.

We continue to pursue research and development to improve our existing products. These improvements include making our products easier to manage, easier to deploy in large numbers, and improvements in our integrations with 3rd party products that communicate with BlackRidge products.

Our product development efforts release software with new features from time to time.  When a new feature is significant enough, we produce a major software release.  In between major software releases, there may be one or more minor software releases that also introduce less significant new features.

Intellectual Property

BlackRidge focuses on developing patent protection for products it develops and for products and features that are anticipated. We constantly perfect and file new applications.  We continue to develop our products; we will continue to file additional patent applications where appropriate.

The granted patents focus on the communication of identity tokens at the network layer (6,973,496, 8,346,951), combining Identity authentication at different security layers (8,281,127, 8,635,445), insuring the integrity of token authentication (8,572,697) and using identity to select amongst a set of trusted resources (9,118,644). The pending applications focus on extending the above protections (13/987,747, 14/544,987, 14/998,645), using network identity in a firewall (14/545,988), making network routing policy decisions using identity (14/999,317) and detecting tampering of hardware and software systems (13/199,050).
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As of release 3.0, our products use the technology described in patents 6,973,496, 8,346,951 and 8,572,697 as well as technology described in some of our pending applications.  As we continue to add products and features, we will be incorporating technology described in additional patents and applications. All patents and completed applications are assigned to BlackRidge Technology Holdings, Inc.

Granted Patents
Concealing a Network Connected Device US Patent number 6,973,496, Patent Application U.S. Ser. No. 10/094,425. Filed 5 March 2002, Granted 6 December 2005, 1 Claim.
Method for Digital Identity Authentication US Patent number 8,281,127, Patent Application U.S. Ser. No. 12/658,113. Filed 1 February 2010, Granted 2 October 2012, 20 Claims.
Method for First Packet Authentication US Patent number 8,346,951, Patent Application U.S. Ser. No. 11/242,637.  Filed 30 Sept 2005, Granted 1 January 2013, 25 Claims.
Method for Statistical Object Identification US Patent number 8,572,697, Patent Application U.S. Ser. No. 13/373,586.  Filed 18 November 2011, Granted 29 October 2013, 43 Claims.
Method for Digital Identity Authentication US Patent number 8,635,445, Patent Application U.S. Ser. No. 13/573,077.  Filed 16 August 2012, Granted 21 January 2014, 23 Claims.
Method for Directing Requests to Trusted Resources US Patent number 9,118,644, Patent Application U.S. Ser. No. 13/573,238.  Filed 30 August 2012, Granted 25 August 2015, 27 Claims.

Published Pending Applications
Method for Statistical Object Identification Patent Application U.S. Ser. No. 13/987,747, filed 27 August, 2013, continuation-in-part of Patent 8,572,697.

Unpublished Pending Applications
U.S. Patent Applications are published by the patent office 18 months after filing.
Method for Network Security Using Statistical Object Identification Patent Application U.S. Ser. No. 14/544,987, filed 11 March 2015, continuation-in-part of Patent 8,572,697.
Method for Attribution Security System Patent Application U.S. Ser. No. 14/545,988, filed 13 July 2015.
Method for Statistical Object Identification Patent Application U.S. Ser. No. 14/998,645, filed 16 January 2016, continuation-in-part of Patent 8,572,697.
Method for Using Authenticated Requests to Select Network Routes Patent Application U.S. Ser. No. 14/999,317, filed 22 April, 2016.
Secure Cloud Computing System Patent Application U.S. Ser. No. pending, filed 6 August 2016, continuation-in-part of Patent Applications U.S. Ser. No. 13/199,050 and 13/999,757.

Competition

BlackRidge TAC operates at the Transport Layer to provide a highly scalable, non-interactive authentication protocol that does not rely on signatures, sandboxing, or deep packet inspection. This provides key competitive differentiators including high through-put with very low latency, compatibility with existing network and security technologies and middle boxes, address and topology independent, and supports it network address translation (NAT).

We compete with other technology research and development, and sales companies for enterprise security spending and for financing from a limited number of investors that are prepared to invest in such companies. The presence of competing companies in our field of endeavor may impact our ability to raise additional capital to fund our operations or further acquisitions, if investors perceive that investments in our competitors are more attractive based on the merit of their technologies, or the advanced stage of marketing or development or the price of the investment opportunity. We face competition from many companies, major universities and research institutions in the United States and abroad. Many of our competitors have substantially greater resources, experience in conducting research, experience in obtaining regulatory approvals for their products, operating experience, research and development and marketing capabilities, name recognition and production capabilities. We will face competition from companies marketing existing products or developing new products which may render our technologies (and products) obsolete.
These companies may have numerous competitive advantages, including:
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•	significantly greater name recognition;
•	established distribution networks;
•	more advanced technologies and product development;
•	additional lines of products, and the ability to offer rebates, higher discounts or incentives; and
•	greater experience in conducting research and development, manufacturing, obtaining regulatory approval for products

Our commercial success will depend on our ability to compete effectively in product development areas such as, but not limited to, safety, price, marketing and distribution. There can be no assurance that competitors will not succeed in developing products that are more effective than our cyber security technology, therefore rendering our products obsolete and noncompetitive.  Accordingly, in addition to our research and development efforts, we believe we need to create a public relations/advertising program designed to establish our "brand" name recognition; we intend to continue to develop and market our brand name pending commercialization of products, if any, we may derive from our research and development efforts.

We believe our strategy ultimately will facilitate the marketing, distribution and public acceptance of any products we may derive from our research and development.  Competition with respect to our technologies is and will be based, among other things, on effectiveness, latency, reliability, availability, price, marketing, distribution and patent position. Another important factor will be the timing of market introduction of any new versions of the software or development of new products and cyber security solutions new markets such as the Internet of Things ("IoT").

Accordingly, the speed with which we can distribute and sell products and the speed to market with new or updated versions of the existing software, complete testing and proof of concept processes and ultimately supply commercial quantities of our products to the market and channels is expected to be an important competitive factor.

Our competitive position will also depend upon our ability to attract and retain qualified personnel, to obtain patent protection or otherwise develop proprietary products or processes, and to secure sufficient capital resources for the often-substantial period between technological conception and commercial sales.

Government Regulations

We are not yet aware of any specific, direct government regulations relating to the manufacture of our product; however, the manufacture will be subject to various general federal, and state laws governing manufacturing. As a software manufacturer, we will be responsible for ensuring that the products are manufactured and supplied for distribution in compliance with all laws.

BlackRidge exports products in compliance with the International Traffic in Arms Regulations that control the export and import of defense-related articles and services on the United States Munitions List. BlackRidge is authorized to export and re-export encryption products as described in Part 740-17 (b) (1) of the Export Administration Regulations EAR and mass market encryption products as described in Part 74215 (b) (1).

Environmental Regulations

We expect to comply with all applicable laws, rules and regulations relating to our business, and at this time, we do not anticipate incurring any material capital expenditures to comply with any environmental regulations or other requirements. While our products, intended projects and business activities do not currently violate any laws, any regulatory changes that impose additional restrictions or requirements on us or on our potential customers could adversely affect us by increasing our operating costs or decreasing demand for our products or services, which could have a material adverse effect on our results of operations.
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Employees of BlackRidge

As of March 30, 2017, we have 22 full time employees and 4 part-time employees.  We also engage ----22 independent contractors as engineers, system architects, or developers. The Blackridge employees are not represented by unions and it considers its relationship with its employees to be good.

Item 1A.  Risk Factors

Risk Factors

Our total sales decreased by $520,744, or approximately 34%, during the year ended December 31, 2016 compared to the year ended December 31, 2015.  We believe there continues to be an overall slow-down in the preparedness market and continued slow economic recovery in the United States. If we are unable to significantly increase our sales, it could cause us to operate at a loss and require us to obtain additional capital to meet our obligations and continue our operations.

Our total sales decreased by $520,744, or approximately 34%, during the year ended December 31, 2016 compared to the year ended December 31, 2015.  Wd believe there continues to be an overall slow-down in the preparedness market and continued slow economic recovery in the United States.  If we are unable to significantly increase our sales, it could cause us to operate at a loss and require us to obtain additional capital to meet our obligations and continue our operations.  We are hopeful that the introduction of our new WonderMix product will continue to increase our sales, but no assurances can be given to that effect nor can we offer any assurance that the new product will be accepted in the market.

Historically, we have only manufactured and distributed one product line and this lack of diversification subjects us to additional risks in the event sales of such product line should decline

Historically we have manufactured under contract and distributed only the WonderMill and Wonder Junior Hand Grain Mill and we have been dependent on sales of such products in order to conduct profitable operations.  Notwithstanding the recent introduction of our Wondermix product, if sales of such WonderMill products should decline for any reason including, changes in consumer taste, the introduction of new competing products, damage to our reputation in connection with product liability or customer complaints, or any number of other reasons, such decrease in sales may be anticipated to have a material adverse effect on our results of operations.

Our reliance on manufacturing facilities and suppliers in India and Korea could make us vulnerable to supply interruptions related to the political, legal and cultural environments in India and Korea

Our products are manufactured by third-party manufacturers in India and Korea. Our ability to continue to select reliable vendors who provide timely deliveries of quality parts and products will impact our success in meeting customer demand for timely delivery of quality products. Furthermore, the ability of third-party manufacturers to timely deliver finished goods and/or raw materials, may be affected by events beyond their control, such as inability of shippers to timely deliver merchandise due to work stoppages or slowdowns, or significant weather and health conditions (such as SARS) affecting manufacturers and/or shippers.  Any adverse change in, among other things, any of the following could have a material adverse effect on our business, results of operations and financial condition:

•	our relationship with third-party manufacturers;

•	the financial condition of our third-party manufacturers or their suppliers;

•	our ability to import products from these third-party manufacturers; or

•	our third-party manufacturers' ability to manufacture and deliver outsourced products on a timely basis.

We cannot assure you that we could quickly or effectively replace any of our manufacturers if the need arose, and we cannot assure you that we could retrieve tooling and molds possessed by any of our third-party manufacturers.  Our dependence on these two suppliers could also adversely affect our ability to react quickly and effectively to changes in the market for our products. In addition, international manufacturing is subject to significant risks, including, among other things:
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•	labor unrest;

•	social, political and economic instability;

•	restrictions on transfer of funds;

•	domestic and international customs and tariffs;

•	unexpected changes in regulatory environments; and

•	potentially adverse tax consequences.

Labor in India and Korea has historically been readily available at relatively low cost as compared to labor costs in North America.  However, both countries have experienced rapid social, political and economic changes in recent years. We cannot assure you that labor will continue to be available to us in India or Korea at costs consistent with historical levels or that changes in labor or other laws will not be enacted which would have a material adverse effect on our operations in such countries. A substantial increase in labor costs in India or Korea could have a material adverse effect on our business, results of operations and financial condition.  No assurances can be given that our business will not be affected by the aforementioned risks, each of which could have a material adverse effect on our business, results of operations and financial condition.  The foregoing factors may have a material adverse effect on our ability to increase or maintain our supply of products, our financial condition or the results of our operations.

Three customers account for a significant percent of our total sales and the loss of any of such customers could adversely affect our results of operations and financial condition

During each of our 2016 and 2015 fiscal years, purchases of our WonderMill products by two retail stores owned by John Hofman and Bruce Crane, our officers, directors and principal stockholders, accounted for approximately 4% and 5%, respectively, of our total sales.  In addition, purchases by one other customer accounted for 10% and 7%, respectively, of our total sales during each of our 2016 and 2015 fiscal years.  The loss of any of these major customers would be expected to have a material adverse effect on our results of operations and financial condition.

Changes in the retail industry and markets for consumer products affecting our customers or retailing practices could negatively impact existing customer relationships and our results of operations

We sell our WonderMill grain mills to retail dealers, including natural foods stores, emergency preparedness stores, and mass merchant retailers. A significant deterioration in the financial condition of our major customers or a significant number of our smaller customers could have a material adverse effect on our sales and profitability. A bankruptcy filing by a key customer or customers could also have a material adverse effect on our business, results of operations and financial condition.  In addition, as a result of the desire of retailers to more closely manage inventory levels, there is a growing trend among retailers to make purchases on a "just-in-time" basis. This requires us to shorten our lead time for production in certain cases and more closely anticipate demand, which could in the future require us to carry additional inventories.

Our business involves the potential for product recalls, product liability and other claims against us, which could affect our earnings and financial condition

As a distributor of contract manufactured consumer products, we are subject to the Consumer Products Safety Act, which empowers the Consumer Products Safety Commission to exclude from the market products that are found to be unsafe or hazardous.  Under certain circumstances, the Consumer Products Safety Commission could require us to repurchase or recall one or more of our products.  Additionally, laws regulating certain consumer products exist in some cities and states and more restrictive laws and regulations may be adopted in the future. Any repurchase or recall of our products could be costly to us and could damage our reputation. If we were required to remove, or we voluntarily removed, our products from the market, our reputation could be tarnished and we might have large quantities of finished products that we could not sell.
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We also face exposure to product liability claims in the event that one of our products is alleged to have resulted in property damage, bodily injury or other adverse effects.  Although we maintain product liability insurance in amounts that we believe are reasonable, we cannot assure you that we will be able to maintain such insurance on acceptable terms, if at all, in the future or that product liability claims will not exceed the amount of insurance coverage. Additionally, we do not maintain product recall insurance. As a result, product recalls or product liability claims could have a material adverse effect on our business, results of operations and financial condition.  In addition, we face potential exposure to unusual or significant litigation arising out of alleged defects in our products or otherwise. We spend time and resources to comply with governmental and other applicable standards.  However, compliance with these standards does not necessarily prevent individual or class action lawsuits, which can entail significant cost and risk.  We do not maintain insurance against many types of claims involving alleged defects in our products that do not involve personal injury or property damage.  As a result, these types of claims could have a material adverse effect on our business, results of operations and financial condition.

The infringement or loss of our proprietary rights could have an adverse effect on our business

We believe that our rights in owned and licensed names are a significant part of our business and that our ability to create demand for our products is dependent to a large extent on our ability to exploit these trademarks. The breadth or degree of protection that these trademarks afford us may be insufficient, or we may be unable to successfully leverage our trademarks in the future. The costs associated with protecting our intellectual property rights, including litigation costs, may be material.  We may be unable to successfully assert our intellectual property rights or these rights may be invalidated, circumvented or challenged.  Any such inability, particularly with respect to the names of our products, or a successful intellectual property challenge or infringement proceeding against us, could have a material adverse effect on us.  In addition, because our business strategy is heavily dependent upon the use of brand names, adverse publicity with respect to products that are not sold by us, but bear the same brand names, could have a material adverse effect on us.

Government regulations could adversely impact our operations

Throughout the world, most federal, state, provincial and local authorities require Underwriters Laboratory, Inc. or other safety regulation certification prior to marketing electrical appliances in those jurisdictions. Our electric WonderMill product has such certifications and our WonderMix has UL certification. However, our product may not continue to meet such specifications. Many foreign, federal, state and local governments also have enacted laws and regulations that govern the labeling and packaging of products and limit the sale of products containing certain materials deemed to be environmentally sensitive. A determination that we are not in compliance with such rules and regulations could result in the imposition of fines or an award of damages to private litigants.

We face risks related to the economic crisis

The credit crisis and related turmoil in the global financial system has had and may continue to have an impact on our business and our financial condition.  Our ability to generate revenue from sales of our WonderMill grain mills depends significantly on discretionary consumer spending. It is difficult to predict new general economic conditions that could impact consumer and customer demand for our products or our ability to manage normal commercial relationships with our customers, suppliers and creditors.  Any significant decrease in discretionary consumer spending could have a material adverse effect on our revenues, results of operations and financial condition. In addition, our ability to access the capital markets may be severely restricted at a time when we would like or need to do so, which could have an impact on our flexibility to react to changing economic and business conditions.

We may not be able to continue to absorb the costs of being a public company

As a reporting company under the Exchange Act, we are required to file quarterly, annual and current reports with the SEC, to prepare unaudited interim financial statements and annual audited financial statements, to periodically review our disclosure controls and our control over internal financial accounting, and otherwise to comply with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the provisions of Federal and state law applicable to public companies.  Our status as a publicly reporting company results in significant additional costs, primarily in the form of legal and accounting fees, that we estimate to range from approximately $40,000 to $70,000 per year, and there is no assurance that we will be able to continue to absorb the costs of being a public reporting company or that such costs will not have a material adverse effect on our results of operations and financial condition.  In addition, if our stock should ever become listed on a national stock exchange, we will incur additional costs in complying with the requirements of such exchange.
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We will be required to establish and maintain acceptable internal controls related to financial reporting which will be difficult, time consuming and expensive

As a public reporting company, our management is responsible for establishing and maintaining adequate internal control over financial reporting (as defined in Rule 13a-15(f) and 15d-15(f) under the Exchange Act).  Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the United States.  Such controls will be reviewed by our independent registered public accounting firm in connection with the annual audit of our financial statements.  Since we do not have employees with the requisite accounting expertise or experience or an internal audit or accounting group, we will need to rely on consultants and other outside experts to assist us in establishing and maintaining internal control over financial reporting which is anticipated to be expensive.  There is no assurance that we will be able to pay the costs of establishing such controls or that we will be able to establish controls that are free from material weaknesses.

We depend on our officers and the loss of their services would have an adverse effect on our business

We have only two employees, both of whom are officers of the Company.  We are dependent on our officers, particularly our president, to operate our business and the loss of such person would have an adverse impact on our operations until such time as he could be replaced, if he could be replaced.  We do not have employment agreements with our officers and we do not carry key man life insurance on their lives.  (See "Management.")

Because we are significantly smaller than the majority of our competitors, we may lack the resources needed to capture market share

The home grain grinding and kitchen mixing businesses are highly competitive and are affected by changes in consumer tastes, as well as national, regional and local economic conditions and demographic trends. Our sales can be affected by changes in consumer tastes and practices, the costs of purchasing fresh ground grain at retail outlets, the popularity of grinding grain at home for health and emergency preparedness reasons, and the type, price and quality of competing grinders and mixers available in the marketplace. The home grain grinding and kitchen mixing businesses are extremely competitive with respect to price, quality, features and durability.  We compete with a variety of other manufacturers of home grain grinders and kitchen mixers including national and regional companies with name brand recognition who manufacture more than just a single product or product line.  Many of our competitors have been in existence longer and have a more established market presence and substantially greater financial, marketing and other resources than do we.  New competitors may emerge and may develop new or innovative grain grinding products that compete with our WonderMill. No assurance can be given that we will be able to continue to compete successfully in the home grain grinding business.

There is currently no active trading market for our stock and there is no assurance that any active or liquid market will develop in the future, which means a purchaser of our shares may not be able to resell the shares in the future

There is currently no active trading market for our stock, and there can be no assurance that any active or liquid trading market for our stock will develop in the future. As a result, an investment in our common stock must be considered an "illiquid" investment and a purchaser may not be able to resell the shares acquired by him, her or it in the future.  (See "Item 5. Market for Registrant's Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities.")

Our stock is subject to special sales practice requirements that could have an adverse impact on any trading market that may develop for our stock

Our stock is subject to special sales practice requirements applicable to "penny stocks" which are imposed on broker-dealers who sell low-priced securities of this type.  These rules may be anticipated to affect the ability of broker-dealers to sell our stock, which may in turn be anticipated to have an adverse impact on the market price for our stock if and when a trading market should develop.  (See "Item 5. Market for Registrant's Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities.")
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Our officers, directors and principal stockholders own a large percentage of our issued and outstanding shares and other stockholders have little or no ability to elect directors or influence corporate matters

As of April 14, 2017, our officers, directors and principal stockholders were deemed to the beneficial owners of over 80% of our issued and outstanding shares of Common Stock, including Series A Preferred Stock on an "as converted" basis.  As a result, such persons will able to determine the outcome of any actions taken by us that require stockholder approval.  For example, they will be able to elect all of our directors and control the policies and practices of the Company.

The shares of common stock available for sale in the future could adversely affect the market price for the Company's common stock.

Of the 24,899,330 shares of Common Stock outstanding as of the date of this filing, approximately 5,466,000 shares are freely tradable if held by non-affiliates or eligible for resale under Rule 144 promulgated under the Securities Act of 1933, as amended, if held by affiliates.  Sales of substantial amounts of this Common Stock in the public market could adversely affect the market price for the Company's common stock.  The approximately 16,325,000 remaining shares will become available for sale under Rule 144 around August, 2017 if held by non-affiliates, and the availability of those shares for sale could also adversely affect the market price for the Company's Common Stock.  In addition, the Company's outstanding shares of Series A Preferred Stock are convertible into shares of the Company's Common Stock at the rate of 10 shares of Common Stock for each one share of Series A Preferred Stock.  If the Series A Preferred Stock is converted and the shares are placed for sale, such sales could adversely affect the market price for the Company's Common Stock.

We do not anticipate paying dividends in the foreseeable future

We have never paid dividends on our stock. The payment of dividends, if any, on the common stock in the future is at the discretion of the board of directors and will depend upon our earnings, if any, capital requirements, financial condition and other relevant factors. The board of directors does not intend to declare any dividends on our common stock in the foreseeable future.

Following the effectiveness of the change in our management, we will continue to have only three directors and two of them will not be independent directors, which means our board of directors may be influenced by the concerns, issues or objectives of management to a greater extent than would occur with a number of independent directors

Following the effectiveness of the change in our management, we will continue to have only three directors and two of them will not be independent directors.  As a result, our board of directors may be influenced by the concerns, issues or objectives of management to a greater extent than would occur with independent board members. In addition, we do not have the benefit of having persons independent of management review, comment and direct our corporate strategies and objectives and oversee our reporting processes, our disclosure controls and procedures and our internal control over financial reporting.
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We have the ability to issue additional shares of common stock and to issue shares of preferred stock without stockholder approval

The Company is authorized to issue up to 100,000,000 shares of common stock.  To the extent of such authorization, the officers of the Company have the ability, without seeking stockholder approval, to issue additional shares of common stock in the future for such consideration as they believe to be sufficient. The issuance of additional common stock in the future will reduce the proportionate ownership and voting power of the Company's current stockholders.   The Company is also authorized to issue up to 5,000,000 shares of preferred stock, the rights and preferences of which may be designated in series by the board of directors. To the extent of any authorizations, such designations may be made without stockholder approval. The designation and issuance of a series of preferred stock in the future could create additional securities which may have voting, dividend, liquidation preferences or other rights that are superior to those of the common stock, which could effectively deter any takeover attempt of the Company.

Item 1B.  Unresolved Staff Comments.

Not Applicable.  The Company is a "smaller reporting company."

Item 2.  Properties.

BlackRidge's corporate headquarters are located at 10615 Professional Circle, Suite 201, Reno, NV 89521, phone 1-855-807-8776. This office consists of approximately 6,818 square feet of office and laboratory space and is leased from a third party pursuant to a 64 month lease expiring during April 2020, which provides for rent at the rate of $15,000.00 per month plus reimbursement of the landlord's costs for property taxes, insurance and common area maintenance,  subject to increase on an annual basis.

BlackRidge also leases an engineering office at the Marist College Hancock Center, 3399 North Road, Poughkeepsie, NY 12601.  This office consists of 200 square feet of office space and is leased from a third party pursuant to a twelve-month operating lease that renews annually.  The rent for the facility is a flat monthly amount of $400 and the lease is renewable annually at the option of BlackRidge.

Grote Molen's offices are at 322 West Griffith Road, Pocatello, Idaho 83201, where our telephone number is (208) 234-9352.  Our facilities consist of approximately 3,000 square feet of warehouse and office space located in a building owned by Big John's Store LLC, a company owned by John Hofman, the former president, director and principal stockholder of Grote Molen Inc., which is shared with Big John's, a retail store owned by Mr. Hofman.  Such space is provided to us under an Idaho Management Agreement with Big John's Store LLC pursuant to which we pay a flat rate of $12,500 per month for management services and the use of such space.  Such agreement is on a month-to-month basis.

Item 3.  Legal Proceedings.

The Company is not a party to any material legal proceedings, and to our knowledge, no such legal proceedings have been threatened against us.

Item 4.  Mine Safety Disclosures.

Not Applicable.
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Part II

Item 5.  Market for Registrant's Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities

Market Information

The Company's common stock is on the OTCQB under the symbol "GROT."

On April 14, 2017, the Company's common stock had no quoted price on the OTCQB due to the company not currently being traded.  The Company is currently selling common shares in private transactions at a price of $0.45 per share.

At April 14, 2017, there were approximately 129 holders of record of the Company's common stock and 76 holders of the Company's Series A preferred stock, as reported by the Company's transfer agent.  In computing the number of holders of record, each broker-dealer and clearing corporation holding shares on behalf of its customers is counted as a single stockholder.

No dividends have ever been paid on the Company's securities, and the Company has no current plans to pay dividends in the foreseeable future.

Equity Compensation Plans

We do not have in effect any compensation plans under which our equity securities are authorized for issuance and we do not have any outstanding stock options.
Special Sales Practice Requirements with Regard to "Penny Stocks"

In order to protect investors from patterns of fraud and abuse that have occurred in the market for low priced securities commonly referred to as "penny stocks," the SEC has adopted regulations that generally define a "penny stock" to be any equity security having a market price (as defined) less than $5.00 per share, or an exercise price of less than $5.00 per share, subject to certain exceptions.  The price of our stock is currently below $5.00 per share and our stock is subject to the "penny stock" regulations.  As a result, broker-dealers selling our common stock are subject to additional sales practices when they sell our stock to persons other than established clients and "accredited investors."  For transactions covered by these rules, before the transaction is executed, the broker-dealer must make a special customer suitability determination, receive the purchaser's written consent to the transaction and deliver a risk disclosure document relating to the penny stock market.  The broker-dealer must also disclose the commission payable to both the broker-dealer and the registered representative taking the order, current quotations for the securities and, if applicable, the fact that the broker-dealer is the sole market maker and the broker-dealer's presumed control over the market.  Monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.  Such "penny stock" rules may restrict trading in our common stock and may deter broker-dealers from effecting transactions in our common stock.

Transfer Agent

Action Stock Transfer Corp., 2469 E. Fort Union Blvd., Suite 214, Salt Lake City, UT 84121, Telephone:  (801) 274-1088, serves as the transfer agent and registrar for our common stock.

Recent Sales of Unregistered Securities

During the period from November 15, 2016 through February 22, 2017, we sold a total of 3,049,330 units, each consisting of one share of Common Stock and one five-year warrant to purchase one share of Common Stock at an exercise price of $0.10 per share, for total proceeds of $304,933.

On February 22, 2017 (the "Closing Date"), the we completed the actions contemplated by the Reorganization Agreement and merged with and into BlackRidge with BlackRidge continuing as the surviving corporation. Upon completion of the Agreement, we issued 3,783,791 shares of our newly designated Series A Preferred Stock and 12,825,683 shares of Common Stock to the stockholders of BlackRidge in exchange for all the issued and outstanding shares of Series A Preferred Stock and Common Stock of BlackRidge.  Additionally, certain stockholders of the Company returned for cancellation a total of 16,284,330 shares of our Common Stock.
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Between February 27, 2017 and March 31, 2017, the Company sold an aggregate 6,214,606 shares of Common Stock with 4,660,995 detachable warrants to purchase additional shares of the Company's Common Stock at the price of $0.60 per share to several investors for gross proceeds of $2,796,573 or $0.45 per share.

Issuer Purchases of Equity Securities

We have not adopted a stock repurchase plan and we did not purchase any shares of our equity securities during our 2017 fiscal year.

Item 6.  Selected Financial Data

Not Applicable.  The Company is a "smaller reporting company."

Item 7.  Management's Discussion and Analysis of Financial Condition and Results of Operations

You should read the following discussion in conjunction with our financial statements, which are included elsewhere in this report.  The following information contains forward-looking statements. (See "Forward-Looking Statements" and "Item 1A. Risk Factors.")

FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements that reflect the Company's views with respect to future events based upon information available to it at this time.  These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from these statements.  These uncertainties and other factors include, but are not limited to the risk factors described in Part I, Item 1A hereof under the caption "Risk Factors."  The words "anticipates," "believes," "estimates," "expects," "plans," "projects," "targets" and similar expressions identify forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, changes in assumptions, future events or otherwise.

General

Grote Molen, Inc. ("Grote Molen") was incorporated under the laws of the State of Nevada on March 15, 2004. BrownWick, LLC ("BrownWick"), a wholly owned subsidiary, was formed in the State of Idaho on June 5, 2005. The principal business of Grote Molen and BrownWick (collectively the "Company") is to distribute electrical and hand operated grain mills, home kitchen mixers and related accessories for home use.

On February 22, 2017, we completed the actions contemplated by the Reorganization Agreement as described above, and merged with and into BlackRidge with BlackRidge continuing as the surviving corporation.  The Reorganization resulted in a change of control of the Company.

On March 31, 2017, we completed the divestiture of substantially all of the assets except for cash associated with the Company's home grain mill and kitchen mixer business to John Hofman and Bruce Crane, former officers and directors of the Company, in consideration for the assumption by such persons of substantially all the liabilities incurred by the Company in connection with such business.

BlackRidge develops and markets next generation cyber defense solutions that stop cyber-attacks and block unauthenticated access. Our network and server security products are based on our patented Transport Access Control technology and are designed to isolate, cloak and protect servers and cloud services and segment networks for regulatory compliance. BlackRidge products are used in enterprise and government computing environments, the industrial Internet of Things (IoT), and other cloud service provider and network systems.
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Critical Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires our management to make assumptions, estimates and judgments that affect the amounts reported in the financial statements, including the notes thereto, and related disclosures of commitments and contingencies, if any. We consider our critical accounting policies to be those that require the more significant judgments and estimates in the preparation of financial statements, including the following:

Accounts Receivable

Trade accounts receivable are carried at original invoice amount less an estimate made for doubtful accounts. We determine the allowance for doubtful accounts by identifying potential troubled accounts and by using historical experience and future expectations applied to an aging of accounts. Trade accounts receivable are written off when deemed uncollectible. Recoveries of trade accounts receivable previously written off are recorded as income when received. We determined that no allowance for doubtful accounts was required at December 31, 2016 and December 31, 2015.

Inventories

Inventories, consisting primarily of grain mills, kitchen mixers, parts and accessories, are stated at the lower of cost or market, with cost determined using primarily the first-in-first-out (FIFO) method. We purchase substantially all inventories from two foreign suppliers, and have been dependent on those suppliers for substantially all inventory purchases since we commenced operations.

Deposits

Generally, we are required to pay advance deposits toward the purchase of inventories from our principal suppliers. Such advance payments are recorded as deposits, a current asset in the accompanying consolidated financial statements.

Property and Equipment

Property and equipment are carried at cost, less accumulated depreciation. Depreciation is computed using the straight-line method based on the estimated useful lives of the assets as follows: office equipment – 3 to 5 years; warehouse equipment – 5 to 10 years; website development – 3 years; and molds – 10 years. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed and any resulting gain or loss is recognized in operations for the period. The cost of maintenance and repairs is charged to operations as incurred. Significant renewals and betterments are capitalized.

Intangible Assets

Intangible assets are recorded at cost, less accumulated amortization. Amortization of definitive lived intangible assets is computed using the straight-line method based on the estimated useful lives or contractual lives of the assets, which range from 10 to 30 years.

Our indefinite lived intangible asset includes the cost to acquire from a German manufacturer in 2012 the license to produce a 110-volt mixer.  The license agreement stipulates that as long as the Company meets the terms of the agreement, the Company will have an exclusive license to the mixer indefinitely.  No specific legal life or term to the license is otherwise stated in the agreement.  We have concluded that no legal, regulatory, contractual, competitive, economic, or other factors limit the useful life of this intangible asset.  We therefore have classified the license as indefinite, and are not amortizing its carrying value.
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Impairment of Long-Lived Assets

We periodically review our long-lived assets, including intangible assets, for impairment when events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. No events or changes in circumstances have occurred to indicate that the carrying amount of our long-lived assets may not be recoverable. Therefore, no impairment loss was recognized during the years ended December 31, 2016 and 2015.

Revenue Recognition

We record revenue from the sales of grain mills, kitchen mixers and accessories in accordance with the underlying sales agreements when the products are shipped, the selling price is fixed and determinable, and collection is reasonably assured.

Warranties

We provide limited warranties to our customers for certain of our products sold.  We perform warranty work at our service center in Pocatello, Idaho or at other authorized service locations.  Warranty expenses have not been material to our consolidated financial statements.

Research and Development Costs

Research and development costs are expensed as incurred in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification™ ("ASC") Topic 730, Research and Development. The costs of materials and other costs acquired for research and development activities are charged to expense as incurred. Salaries, wages, and other related costs of personnel, as well as other facility operating costs are allocated to research and development expense through management's estimate of the percentage of time spent by personnel in research and development activities. We had no material research and development costs for the years ended December 31, 2016 and 2015.

Foreign Currency Transactions

All transactions with our foreign suppliers and customers are delineated in United States Dollars.  Therefore, there are no effects of foreign currency transactions and translations in our consolidated financial statements.

Income Taxes

We account for income taxes in accordance with FASB ASC Topic 740, Income Taxes, using the asset and liability method. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

FASB ASC Topic 740, Income Taxes, requires us to determine whether it is more likely than not that a tax position will be sustained upon examination based upon the technical merits of the position. If the more-likely-than-not threshold is met, we must measure the tax position to determine the amount to recognize in our consolidated financial statements. We performed a review of our material tax positions in accordance with recognition and measurement standards established by ASC Topic 740 and concluded we had no unrecognized tax benefit that would affect the effective tax rate if recognized for the years ended December 31, 2016 and 2015.

We include interest and penalties arising from the underpayment of income taxes, if any, in our consolidated statements of operations in general and administrative expenses. As of December 31, 2016 and December 31, 2015, we had no accrued interest or penalties related to uncertain tax positions.

Fair Value of Financial Instruments

Our financial instruments consist of cash, accounts receivable, accounts payable and notes payable. The carrying amount of cash, accounts receivable and accounts payable approximates fair value because of the short-term nature of these items. The carrying amount of the notes payable approximates fair value because the interest rates on the notes approximate market rates of interest.
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Results of Operations

Sales

Our business is not seasonal; however, our quarterly sales, including sales to related parties, may fluctuate materially from period to period.  At times we derive a significant portion of our revenues from sales to related parties.  Each of our two principal stockholders own companies that are significant customers.  Our sales for the years ended December 31, 2016 and 2015 were comprised of the following:

	2016	2015

Sales	$962,782	$1,466,128
Sales to related parties	43,664	81,062

Total sales	$1,006,446	$1,527,190

Sales to related parties represented approximately 4% and 5% total sales for the years ended December 31, 2016 and 2015, respectively.

Our total sales decreased by $520,744, or approximately 34%, during the year ended December 31, 2016 compared to the year ended December 31, 2015.  We believe there continues to be an overall slow-down in the preparedness market and continued slow economic recovery in the United States. We completed the development of the molds and the design process during the fourth quarter of 2014, and received our first shipments of the new grain mills.  We believe sales of the Wondermix will continue to increase in; however, there can be no assurance that we will be successful in these endeavors.

Cost of Sales

Total cost of sales for the year ended December 31, 2016 was 744,831, compared to $1,111,422 for the year ended December 31, 2015, a decrease of $366,591, or approximately 13%.  Our cost of sales consists of the purchase price of our products incurred to our suppliers, plus inbound shipping costs.  We do not manufacture our own products.  Our costs to purchase products for resale remained relatively constant during 2016.  Therefore, the decrease in our cost of sales during 2016 was primarily attributed to the decrease in sales volume compared to 2015.  Included in cost of sales were cost of related party sales of $32,314 and $58,933 for the years ended December 31, 2016 and 2015, respectively.  Total cost of sales as a percentage of total sales was approximately 74% for the year ended December 31, 2016, compared to approximately 73% for the year ended December 31, 2015.

Cost of sales as a percentage of sales may fluctuate from period to period, based on the mix of products sold during a particular period and pricing arrangements with our suppliers.  In addition, we purchase substantially all inventories from two foreign suppliers, and have been dependent on those suppliers for substantially all inventory purchases since we commenced operations.  International manufacturing is subject to factors that can have a material impact on our costs of sales, including: availability of labor at costs consistent with historical levels; changes in labor or other laws; instability of social, political and economic factors; freight costs, including domestic and international customs and tariffs; unexpected changes in regulatory environments; costs and availability of manufacturing materials; and other factors.

Selling, General and Administrative Expenses

Our selling, general and administrative expenses were $319,973 for the year ended December 31, 2016, compared to $304,095 for the year ended December 31, 2015, an increase of $15,878, or approximately 5%.

Management Fees to Related Parties

Pursuant to an agreement effective in February 2011, we pay a monthly management fee to a company owned by one of the major stockholders of the Company to manage our day-to-day business activities and to provide business space.  Historically we have paid monthly management fees in varying amounts to this related party pursuant to prior agreements.  The agreement is on a month-to-month basis and can be cancelled at any time by the vote of management.  The agreement was amended and restated on October 31, 2014 to increase the monthly fee from $10,700 to $12,500 effective November 1, 2014.  Also included in management fees are monthly payments of $150 to another major stockholder of the Company for expense reimbursement.  Management fees to related parties totaled $151,800 and for both years ended December 31, 2016 and 2015.
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Depreciation and Amortization Expense

Depreciation and amortization expense remained relatively flat at $17,081 and $18,016 for the years ended December 31, 2016 and 2015, respectively.

Research and Development Expenses

Research and development activities are not currently significant to our business.  We did not incur material research and development expenses in the years ended December 31, 2016 and 2015.

Other Expense

Other expense includes interest expense on our indebtedness, a significant portion of which is indebtedness to related parties.  Total interest expense – related parties was $18,051 and $10,628 for the years ended December 31, 2016 and 2015, respectively.  The increase in interest expense to related parties is due to additional short term borrowings from related parties in the current year.  Total interest expense to non-related parties was $16,197 and $15,009 for the years ended December 31, 2015 and 2014, respectively.  The increase in interest expense to non-related parties is due to the refinancing of debt in the current year.

Liquidity and Capital Resources

As of December 31, 2016, we had total current assets of $1,261,598, including cash of $111,565, and current liabilities of $785,712, resulting in working capital of $475,886.  Our current assets and working capital included inventories of $1,061,558 and deposits of $50,000.  Generally, we are required to pay significant advance deposits toward the purchase of inventories from our principal suppliers.

In addition, as of December 31, 2016, we had total stockholders' equity of $520,320.  We have financed our operations, the acquisition of inventories, and the payment of vendor deposits from our operations, short-term loans from our principal stockholders and non-related parties, a long-term note payable from a bank, and from the issuance of our common stock.

For the year ended December 31, 2016, net cash used in operating activities was $244,345, as a result of our net loss of $259,447, increases in inventories of $352,665 and decreases in accrued interest payable – related party of $11,267, and accrued interest payable of $2,748, partially offset by decreases in accounts receivable of $1,560, deposits of $14,685, and increases in accounts payable and accrued expenses of $338,821, accrued interest payable – related parties of $12,300.

By comparison, for the year ended December 31, 2015, net cash used in operating activities was $30,209, as a result of our net loss of $52,120 and increases in inventories of $380,733, partially offset by non-cash expenses of $18,016, decreases in accounts receivable of $17,652, accounts receivable – related parties of $1,776, deposits of $317,610 and prepaid expenses of $6,579, and increases in accounts payable and accrued expenses of $23,949, accrued interest payable – related parties of $8,571 and accrued interest payable of $8,491.

For the year ended December 31, 2016, we had net provided by investing activities of $3,710, comprised of the purchase of property and equipment, as compared to net cash provided by investing activities of $0, for the year ended December 31, 2015.

For the year ended December 31, 2016, net cash provided by financing activities was $342,949, comprised of Proceeds from notes payable – related party of $300,000, proceeds from long-term debt of $5,300, proceeds from notes payable of $94,500 and proceeds from issuance of common stock of $269,932, partially offset by repayment of notes payable – related parties of $250,248, repayment of long-term debt – related party of $2,493, repayment of long-term note payable of $59,600 and repayment of Long-term debt of $10,992.

For the year ended December 31, 2015, net cash used in financing activities was $21,348, comprised of repayment of notes payable – related parties of $24,500, repayment of long-term debt – related party of $49,734 and repayment of long-term note payable of $20,314, partially offset by proceeds from long-term note payable of $28,700 and proceeds from notes payable of $44,500.
23

At December 31, 2016, we had short-term notes payable – related parties totaling $179,879, which are payable to our principal stockholders, are unsecured, bear interest at rates ranging from 6% to 18% per annum and are generally due on demand.  In addition, at December 31, 2016, we had short-term notes payable to non-related parties totaling $118,000, which are unsecured, bear interest at rates ranging from 6% to 8% per annum and are due on demand.

At December 31, 2016, we had a long-term note payable to a bank with a principal balance of $139,603.  The long-term note payable is a line of credit promissory note bearing interest at an indexed rate plus 2% (4.75% at December 31, 2015), requiring monthly interest payments only and maturing on May 16, 2021.   The note payable has an available line of credit of $150,000 and is secured by a deed of trust on certain real estate owned by one of the principal stockholders of the Company and by the Company's inventories, property and equipment, and intangible assets.

Accrued interest payable – related parties was $42,240 and $53,507 at December 31, 2016 and 2015, respectively.  Accrued interest payable to non-related parties was $19,502 and $22,686 at December 31, 2016 and 2015, respectively.

In the event sales during 2017 do not meet our expectations, we may require additional funding from the sale of our common stock or debt in order to meet our obligations.  Depending on the requirement to pay advance deposits on orders from our suppliers, we estimate we may require $50,000 to $100,000 of additional funding in 2017.  No assurances can be given that, if required, such funding will be available to us on acceptable terms or at all.

Recent Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect as of the date of the issuance of these financial statements. The following pronouncements will significantly impact future reporting of financial positon and results of operations.  Management is currently assessing implementation.

The FASB has issued Accounting Standards Update (ASU) No. 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business, clarifying the definition of a business. The amendments affect all companies and other reporting organizations that must determine whether they have acquired or sold a business.

For public companies, the amendments are effective for annual periods beginning after December 15, 2017, including interim periods within those periods.

The FASB has issued its new lease accounting guidance in Accounting Standards Update (ASU) No. 2016-02, Leases (Topic 842).

Under the new guidance, lessees will be required to recognize the following for all leases (with the exception of short-term leases) at the commencement date:

•	A lease liability, which is a lessee's obligation to make lease payments arising from a lease, measured on a discounted basis; and
•	A right-of-use asset, which is an asset that represents the lessee's right to use, or control the use of, a specified asset for the lease term.
•
Under the new guidance, lessor accounting is largely unchanged. Certain targeted improvements were made to align, where necessary, lessor accounting with the lessee accounting model and Topic 606, Revenue from Contracts with Customers.

•
The new lease guidance simplified the accounting for sale and leaseback transactions primarily because lessees must recognize lease assets and lease liabilities. Lessees will no longer be provided with a source of off-balance sheet financing.

24

Public business entities should apply the amendments in ASU 2016-02 for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years (i.e., January 1, 2019, for a calendar year entity).

The FASB has issued Accounting Standards Update (ASU) No. 2016-09, Compensation - Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting. The amendments are intended to improve the accounting for employee share-based payments and affect all organizations that issue share-based payment awards to their employees.

Several aspects of the accounting for share-based payment award transactions are simplified, including: (a) income tax consequences; (b) classification of awards as either equity or liabilities; and (c) classification on the statement of cash flows.

For public companies, the amendments are effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. For private companies, the amendments are effective for annual periods beginning after December 15, 2017, and interim periods within annual periods beginning after December 15, 2018. Early adoption is permitted for any organization in any interim or annual period.

The FASB has issued Accounting Standards Update No. 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing. The amendments clarify the following two aspects of Topic 606: (a) identifying performance obligations; and (b) the licensing implementation guidance. The amendments do not change the core principle of the guidance in Topic 606.

The effective date and transition requirements for the amendments are the same as the effective date and transition requirements in Topic 606. Public entities should apply the amendments for annual reporting periods beginning after December 15, 2017, including interim reporting periods therein (i.e., January 1, 2018, for a calendar year entity). Early application for public entities is permitted only as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. The effective date for nonpublic entities is deferred by one year.

Off-Balance Sheet Arrangements

Pursuant to an agreement effective in February 2011, we pay a monthly management fee to a company owned by one of the major stockholders of the Company to manage the day-to-day business activities of the Company and provide business space.  Historically we have paid monthly management fees in varying amounts to this related party pursuant to prior agreements approved by the stockholders of the Company.  The agreement is on a month-to-month basis and can be cancelled at any time by the vote of management.  On October 31, 2014, the agreement was amended and restated to increase the monthly fee from $10,700 to $12,500 effective November 1, 2014.

We also pay another major stockholder of the Company at the rate of $150 per month for expense reimbursement.

Item 7A.  Quantitative and Qualitative Disclosures About Market Risk

Not Applicable.  The Company is a "smaller reporting company."

25

Item 8.  Financial Statements and Supplementary Data

The following financial statements are being filed with this report and are located immediately following the signature page.

Index to Consolidated Financial Statements
Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets as of December 31, 2016 and 2015
Consolidated Statements of Operations for the years ended December 31, 2016 and 2015
Consolidated Statements of Stockholders' Equity for the years ended December 31, 2016 and 2015
Consolidated Statements of Cash Flows for the years ended December 31, 2016 and 2016
Notes to Consolidated Financial Statements
Audited Financial Statements of BlackRidge Technology Holdings, Inc. as of December 31, 2016 and 2015 and for the years then ended.
Pro forma financial information

Item 9.  Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Item 9A. Controls and Procedures

Disclosure Controls and Procedures

Under the supervision and with the participation of our management, we have evaluated the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Rule 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934 ("the Exchange Act") as of December 31, 2016, the end of the period covered by this report.  Based upon that evaluation, we have concluded that our disclosure controls and procedures as of December 31, 2016 were effective such that the information required to be disclosed by us in reports filed under the Exchange Act is (i) recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms and (ii) accumulated and communicated to our management as appropriate to allow timely decisions regarding disclosure.  A controls system cannot provide absolute assurance that the objectives of the controls system are met, and no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within a company have been detected.

Management's Report on Internal Control over Financial Reporting

Management is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined under Exchange Act Rules 13a-15(f).  Our internal control system is designed to provide reasonable assurance to our management and board of directors regarding the preparation and fair presentation of published financial statements.  Under the supervision and with the participation of our management, including our principal executive officer and principal financial officer, we conducted an evaluation of the effectiveness of our internal control over financial reporting based on the COSO framework (1992), an integrated framework for the evaluation of internal controls issued by the Committee of Sponsoring Organizations of the Treadway Commission.  Based on our evaluation under that framework, management concluded that our internal control over financial reporting was effective as of December 31, 2016.

Changes in Internal Control over Financial Reporting

There was no change in our internal control over financial reporting during the year ended December 31, 2016 that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

Item 9B. Other Information

None.

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Part III

Item 10.  Directors, Executive Officers and Corporate Governance

Directors and Executive Officers

The following table indicates the name, age, term of office and position held by each of our officers and directors.  The term of office for each officer position is for one year or until his or her successor is duly elected and qualified by the board of directors.  The term of office for a director is for one year or until his or her successor is duly elected and qualified by the stockholders.

Name	Age	Titles
Directors and Officers
Robert Graham	67	Chairman, Chief Executive Officer, and President
John Bluher	58	Chief Financial Officer, Treasurer and Secretary
John Hayes	49	Chief Technology Officer and Director
Robert Lentz	55	Director

Certain biographical information for the Company's directors and officers is set forth below.

Robert Graham is a co-founder of BlackRidge and has served as its Chairman and CEO since its inception. Mr. Graham is a seasoned executive with broad business and entrepreneurial experience in the technology and services industry, from Fortune 500 firms to start-ups. He has an extensive background in venture capital, engineering, marketing, sales, and operations, along with living and working in non-English speaking environments, including Asia, Europe, and the Americas. Mr. Graham also worked as a technology analyst on the subjects of storage, networking, servers, and services.

John Hayes is a co-founder of BlackRidge and has served as its Chief Technology Officer since its inception. Mr. Hayes is a technology entrepreneur who specializes in cyber security, networking, I/O interface design, storage architecture, and communications protocols. He has a proven track record of bringing concepts to market and is able to clearly communicate complex ideas to diverse audiences. Mr. Hayes is skilled at finding creative solutions for technology and business challenges

John Bluher is the Chief Financial Officer, Treasurer, and Secretary of BlackRidge. Mr. Bluher an attorney and specialist in financial management and operating growing early stage companies. He specializes in capital management, capitalization, structuring mergers and acquisitions, and valuations of public and private companies. Mr. Bluher has significant operating experience managing finance and budgeting and capital allocation models. He has 20 years of experience working or managing multiple departments in public companies and corporate governance. His experience also includes negotiating transactions and purchases, sales of assets and properties, creating value for growth companies and implementing corporate governance plans

Robert Lentz is a Director of BlackRidge and currently the President and CEO of Cyber Security Strategies. Mr. Lentz was the first Deputy Assistant Secretary of Defense for cyber and identity security, in which from November 2007 to October 2009, he led the DoD's transformation to Network Centric Operations including the establishment of US Cyber Command. Since November 2000, he served as the CISO for the Secretary of Defense overseeing global security post 9-11. He previously worked at the NSA from 1975 to 2000, where he served in the first National Computer Security Center and as Chief of Network Security. Mr. Lentz serves on the board of directors of multiple high tech companies, advisor to the University of Maryland University College and on the nominating committee to the Cyber Hall of Fame. Robert holds a BA from St. Mary's College and an MS in national strategy from National Defense University, and attended Harvard Business School.

Family Relationships

There are no family relationships among our directors, executive officers or persons nominated or chosen to become directors or executive officers.
27

Board of Directors

Our board of directors consists of three persons, Robert Graham, John Hayes and Robert Lentz.  Messrs. Graham and Hayes are not "independent" within the meaning of Rule 5605(a)(2) of the NASDAQ Marketplace because they are officers and employees of the Company.  Mr. Lentz is considered independent.

Our board of directors has not appointed any standing committees, there is no separately designated audit committee and the entire board of directors acts as our audit committee.  The board of directors does not have an independent "financial expert" because it does not believe the scope of the Company's activities to date has justified the expenses involved in obtaining such a financial expert.  In addition, our securities are not listed on a national exchange and we are not subject to the special corporate governance requirements of any such exchange.

The Company does not have a compensation committee and the entire board participates in the consideration of executive officer and director compensation.  The Company's president and chief technical officer are also members of the Company's board of directors and they participate in determining the amount and form of executive and director compensation.  To date, the Company has not engaged independent compensation consultants to determine or recommend the amount or form of executive or director compensation.

The Company does not have a standing nominating committee and the Company's entire board of directors performs the functions that would customarily be performed by a nominating committee.  The board of directors does not believe a separate nominating committee is required at this time due to the limited size of the Company's business operations and the limited resources of the Company which do not permit it to compensate its directors.  The board of directors has not established policies with regard to the consideration of director candidates recommended by security holders or the minimum qualifications of such candidates.

It is anticipated that the board of directors will appoint standing audit, nominating and corporate governance and compensation committees during the first quarter of 2017.

Code of Ethics

We have not previously adopted a Code of Ethics due to the small number of officers and employees and the size of the Company's operations.  It is anticipated that the new board of directors will adopt a Code of Ethics that applies to all of the Company's directors and executive officers serving in any capacity, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Director Meetings and Stockholder Meeting Attendance

The Board of Directors held no formal meetings during 2016 and the directors took action by written consents in lieu of meetings.  The Company's policy is to encourage, but not require, members of the Board of Directors to attend annual stockholder meetings. The Company did not hold an annual stockholders' meeting during 2016.

Communications with Directors

Shareholders may communicate with the Board of Directors or any individual director by sending written communications addressed to the Board of Directors, or any individual director, to: Grote Molen, Inc., Attention: Corporate Secretary, 322 West Griffith Road, Pocatello, Idaho 83201.  All communications will be compiled by the corporate secretary and forwarded to the Board of Directors or any individual director, as appropriate. In order to facilitate a response to any such communication, the Company's Board of Directors suggests, but does not require, that any such submission include the name and contact information of the shareholder submitting the communication.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10 percent of a registered class of our equity securities to file reports of securities ownership and changes in such ownership with the SEC.  Officers, directors, and greater than ten percent shareholders also are required by rules promulgated by the SEC to furnish us with copies of all Section 16(a) reports they file.

Based solely on a review of the copies of such reports furnished to us, we believe that all Section 16(a) filing requirements were timely met during 2016.
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Item 11.  Executive Compensation

The following table sets forth certain information regarding the annual compensation paid to our principal executive officer and our vice president in all capacities for the fiscal years ended December 31, 2016, 2015 and 2014.  No other person served as an executive officer of the Company or received total annual compensation from the Company in excess of $100,000.
Summary Compensation Table

Name and principal position	Year	Salary		Bonus	Equity Compensation	All other compensation		Total
Robert Graham, CEO and President	2016	$225,000		-	-	-		$225,000
	2015	225,000		-	-	-		$225,000
	2014	200,000	(1)	-	-	-		$200,000
John Hayes, CTO	2016	$180,000	(2)	-	-	-		180,000
	2015	$180,000	(2)	-	-	-		-
	2014	$180,000	(3)	-	-	-		-
John Bluher, CFO	2016	$13,867		-	-	$108,000	(4)	$121.867
	2015	-		-	-	-		-
	2014	-		-	-	-		-
John B. Hoffman, Former President (5)	2016	-		-	-	$171,573		$171,573
	2015	-		-	-	$174,695		$174,695
	2014	$600		-	-	$156,005		$156,605
Bruce P. Crand, Former Vice President (6)	2016	-		-	-	$6,114		$6,114
	2015	-		-	-	$5,076		$5,076
	2014	$600		-	-	$8,673		$9,273

(1)	$169,927 of Mr. Graham's 2014 salary has been deferred as of this filing
(2)	$146,720 of Mr. Hayes' 2016 and 2015 salary has been deferred as of this filing
(3)	$146,927 of Mr. Hayes' 2014 salary has been deferred as of this filing
(4)	Represents 1099 payments to Mr. Bluher of which $12,000 have been deferred
(5)
All Other Compensation consists of: (i) payments made to Big John's Store LLC, a company managed and owned by John Hofman, under an Idaho Management Agreement with Big John's Store LLC for the provision of management services and office and warehouse space in the amount of $150,000 during 2016 and 2015, and $132,000 during 2014; (ii) medical insurance premiums in the amount of $13,823 during 2016, $16,045 during 2015 and $17,455 during 2014; and (iii) contributions to a Health Savings Account for the benefit of Mr. Hofman in the amount of $7,750 during 2016, $8,650 during 2015 and $6,550 during 2014.

(6)
All Other Compensation consists of: (i) expense reimbursement of $1,800 during 2016, 2015 and 2014 and (ii) medical insurance premiums in the amount of $4,314 during 2016, $3,276 during 2015 and $6,873 during 2014.

Additional Compensation

We have not granted our officers or directors any stock options, stock awards or other forms of equity compensation.

We do not have any retirement, pension or profit sharing plans covering our officers or directors, and we are not contemplating implementing any such plans at this time.

Director Compensation

Our directors do not currently receive any compensation for serving in their capacities as directors and we have not compensated our directors for service in such capacity in the past.
29

Item 12.  Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth as of April 14, 2017 the number of shares of the Company's common stock, par value $0.001, owned of record or beneficially by each person known to be the beneficial owner of 5% or more of the issued and outstanding shares of the Company's common stock, and by each of the Company's officers and directors, and by all officers and directors as a group.  On such date, there were 21,790,683 issued and outstanding shares of our common stock and 3,783,791 issued and outstanding shares of our Series A preferred stock.  To the best of our knowledge, each person named below has sole voting and investment power, subject to community property laws where applicable, with respect to the shares shown unless otherwise indicated.

In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 14, 2017 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

We know of no arrangements, including pledges, by or among any of the forgoing persons, the operation of which could result in a change of control of the Company

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock	Amount of Number of Share Equivalents(2)		Total Beneficial Ownership	Percentage of Class
Principal Stockholders
Mag Ventures, LLC(14) 3 Fawn Hill Rd Burlington, CT 06013	200,000	4,213,730	(3)	4,413,730	16.97%
AltEnergy Cyber, LLC(15) 137 Rowayton Ave Norwalk, CT 06853	-	8,941,316	(4)	8,941,316	29.09%
Franklin S. Tuck 29 Tulip Tree Ln Darien, CT 06820	-	2,997,016	(5)	2,997,016	12.09%
Robert Zahm 7 Ridgewood Dr Rye, NY 10580	-	4,855,531	(6)	4,855,531	18.22%
John Snyder 10 Stone Fence Rd Bernardsville, NJ 07924	-	1,443,156	(7)	1,443,156	6.21%
Growth Ventures, Inc.(16) 14 Red Tail Dr Highlands Ranch, CO 80126	750,000	950,000	(8)	1,700,000	7.48%
Dr. Rao Kothapalli 2501 Jimmie Johnson Blvd #500 Port Arthur, TX 77640	500,000	980,383	(9)	1,480,393	6.50%
Hugh B. Underwood 19853 Park Dr Saratoga, CA 95070	366,670	1,478,006	(10)	1,844,676	7.93%

Officers and Directors
John Hayes	6,492,586	2,322,970	(11)	8,815,556	36.56%
Robert Graham	3,540,000	1,597,947	(12)	5,137,947	21.97%
Robert Lentz	100,000	142,740	(13)	242,740	* %
John Bluher	-	-		-	* %
All Officers and Directors As Group (4 Persons)	10,132,586	4,063,657		14,196,243	54.91%

30

(1)	The address for each named executive officer and director is the same address as the Company
(2)	Represents number of commons shares issuable upon exercise of warrants, options, and conversion of preferred stock
(3)	Represents 3,154,710 shares of common stock issuable upon conversion of 315,471 shares of preferred stock and 1,059,020 shares of common stock issuable upon exercise of warrants
(4)	Represents 4,026,012 shares of common stock issuable upon conversion of 402,601 shares of preferred stock and 4,915,304 shares of common stock issuable upon exercise of warrants
(5)	Represents 2,877,016 shares of common stock issuable upon conversion of 287,702 shares of preferred stock and 120,000 shares of common stock issuable upon exercise of warrants
(6)	Represents shares of common stock issuable upon conversion of 485,553 shares of preferred stock
(7)	Represents shares of common stock issuable upon conversion of 144,316 shares of preferred stock
(8)	Represents 200,000 shares of common stock issuable upon conversion of 20,000 shares of preferred stock and 750,000 shares of common stock issuable upon exercise of warrants
(9)	Represents shares of common stock issuable upon conversion of 98,039 shares of preferred stock
(10)	Represents 1,111,336 shares of common stock issuable upon conversion of 111,134 shares of preferred stock and 366,670 shares of common stock issuable upon exercise of warrants
(11)
Represents 417,647 shares of common stock issuable upon conversion of 41,765 shares of preferred stock, 1,105,323 shares of common stock issuable upon exercise of warrants and 800,000 shares of common stock issuable upon exercise of options

(12)	Represents 637,947 shares of common stock issuable upon conversion of 63,795 shares of preferred stock, and 960,000 shares of common stock issuable upon exercise of options
(13)	Represents common stock issuable upon exercise of options
(14)	Thomas Bruderman is the Managing Member of Mag Ventures, LLC
(15)	Russ Stidolph is the Managing Member of AltEnergy Cyber, LLC
(16)	Gary McAdam is the Trustee of Growth Venture, Inc

Item 13.  Certain Relationships and Related Transactions and Director Independence

Unless otherwise indicated, the terms of the following transactions between related parties were not determined as a result of arm's length negotiations.

As of December 31, 2016, we were indebted to Bruce Crane, an officer, director and principal stockholder of the Company, in the principal amount of $3,500 pursuant to a demand note bearing interest at 6% per annum and in the aggregate amount of $939 pursuant to non-interest bearing advances with no formal repayment terms.

As of December 31, 2016, we were indebted to John Hofman, an officer, director and principal stockholder of the Company, in the aggregate principal amount of $167,252 pursuant to demand notes bearing interest at 6% to 18% per annum and in the aggregate amount of $8,188 pursuant to non-interest bearing advances with no formal repayment terms.

BrownWick, LLC, our wholly-owned subsidiary, entered into an Idaho Management Agreement dated as of February 1, 2011, with Big John's Store LLC, a company owned by John Hofman, our president, director and a principal stockholder, pursuant to which we pay a monthly management fee to Big John's Store LLC to manage our day-to-day business activities and provide us with office and warehouse space.  The agreement is on a month-to-month basis and can be cancelled at any time by the vote of management.  We have historically paid monthly management fees in varying amounts to Big John's Store LLC pursuant to prior agreements approved by our stockholders.  The agreement was amended and restated on October 31, 2014 to increase the monthly fee from $10,700 to $12,500 effective as of November 1, 2014.  The monthly fee will be evaluated on an annual basis to take into account any future increases in Big John's Store's costs of providing the warehouse/office space, however there are no plans to increase the monthly fee at this time.  The total management fees paid to Big John's Store LLC were $150,000 during both fiscal years ended December 31, 2016 and 2015.  The terms of the Idaho Management Agreement are not the result of arm's length negotiations.
31

BrownWick, LLC also pays Bruce Crane $150 per month for expense reimbursement.

Each of John Hofman and Bruce Crane, our officers, directors and principal stockholders, own retail companies that purchase grain mills and other products from the Company.  Sales to these related parties totaled $43,664 and $81,062 for the years ended December 31, 2016 and 2015, respectively, or approximately 4% and 5% of our total sales for the years ended December 31, 2016 and 2015, respectively.  Accounts receivable from these related parties were $6,905 and $6,365 at December 31, 2016 and 2015, respectively.  Sales to these related parties are on the same terms as sales to unrelated third parties.

Director Independence

Our board of directors consists of three persons, Robert Graham, John Hayes and Robert Lentz.  Messrs. Graham and Hayes are not "independent" within the meaning of Rule 5605(a)(2) of the NASDAQ Marketplace because they are officers and employees of the Company.  Mr. Lentz is considered independent.

Indemnification

Our articles of incorporation provide that to the fullest extent permitted by Nevada law, now or hereafter in force, no director of the Company shall be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director.  In addition, Section 78.037 of the Nevada corporation law, Article Fourteenth of our articles of incorporation, and Section VII of our bylaws generally provide for indemnification of our directors and officers in a variety of circumstances, which may include liabilities under the Securities Act of 1933, as amended.  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons pursuant to the foregoing provisions, we have been informed that in the opinion of the Securities and Exchange Commission such indemnification is contrary to public policy as expressed in the Securities Act and, therefore, is unenforceable.

Item 14.  Principal Accounting Fees and Services

Pritchett, Siler & Hardy, P.C. served as the Company's independent registered public accounting firm for the fiscal years ended December 31, 2016 and 2015.

During the fiscal years ended December 31, 2016 and 2015, fees for services provided by Pritchett, Siler & Hardy, P.C. were as follows:

	Year Ended
	December 31,
	2016	2015

Audit Fees	$22,870	$22,800
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-

Total	$22,870	$22,800

"Audit Fees" consisted of fees billed for services rendered for the audit of the Company's annual financial statements, review of financial statements included in the Company's quarterly reports on Form 10-Q, and other services normally provided in connection with statutory and regulatory filings.  "Audit-Related Fees" consisted of fees billed for due diligence procedures in connection with acquisitions and divestitures and consultation regarding financial accounting and reporting matters.  "Tax Fees" consisted of fees billed for tax payment planning and tax preparation services.  "All Other Fees" consisted of fees billed for services in connection with legal matters and technical accounting research.

The Company's Board of Directors functions as its audit committee. It is the policy of the Company for all work performed by our principal accountant to be approved in advance by the Board of Directors. All of the services described above in this Item 14 were approved in advance by our Board of Directors.
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Item 15.  Exhibits, Financial Statement Schedules

      The following documents are included as exhibits to this report.

(a) Exhibits

	SEC
Exhibit	Reference
Number	Number	Title of Document	Location

3.1	3	Articles of Incorporation	Incorporated by Reference(1)
3.2	3	Bylaws	Incorporated by Reference(1)
4.1	4	Common Stock Purchase Warrant Agreement dated as of September 7, 2016	Incorporated by Reference(22)
4.2	4	Form of Five-Year Common Stock Purchase Warrant Included in Unit Offering	Incorporated by Reference(22)
10.1	10	Promissory Note from the Company to Bruce Crane dated December 23, 2005	Incorporated by Reference(1)
10.2	10	Promissory Note from the Company to Bruce Crane dated December 1, 2007	Incorporated by Reference(1)
10.3	10	Promissory Note from the Company to John Hofman dated September 12, 2005	Incorporated by Reference(1)
10.4	10	Promissory Note from the Company to John Hofman dated June 11, 2008	Incorporated by Reference(1)
10.5	10	Exclusive Manufacturing Agreement with Korean Manufacturer dated July 7, 2010	Incorporated by Reference(2)
10.6	10	Form of Authorized Dealer Agreement entered into with customers purchasing over $500 of product per year	Incorporated by Reference(2)
10.7	10	Authorized Dealer Agreement with Big John's LLC dated May 10, 2006	Incorporated by Reference(2)
10.8	10	Authorized Dealer Agreement with Kitchen Kneads dated August 29, 2005	Incorporated by Reference(2)
10.9	10	Promissory Note from the Company to John Hofman dated October 7, 2010	Incorporated by Reference(3)
10.10	10	Promissory Note from the Company to John Hofman dated December 27, 2010	Incorporated by Reference(3)
10.11	10	Promissory Note dated March 22, 2011	Incorporated by Reference(4)
10.12	10	Amendment to Promissory Note from the Company to Bruce Crane dated as of June 1, 2011	Incorporated by Reference(5)
10.13	10	Promissory Note dated July 21, 2011	Incorporated by Reference(6)
10.14	10	Promissory Note dated February 27, 2012	Incorporated by Reference(7)
10.15	10	Promissory Note dated September 19, 2012	Incorporated by Reference(8)
10.16	10	Promissory Note dated March 26, 2013	Incorporated by Reference(9)
10.17	10	Promissory Note dated April 12, 2013	Incorporated by Reference(10)
10.18	10	Promissory Note dated August 6, 2013	Incorporated by Reference(11)
10.19	10	Promissory Note dated November 8, 2013	Incorporated by Reference(12)
10.20	10	Promissory Note dated April 18, 2014	Incorporated by Reference(13)
10.21	10	Promissory Note dated May 27, 2014	Incorporated by Reference(13)
10.22	10	Promissory Note dated July 31, 2014	Incorporated by Reference(14)
10.23	10	Promissory Note dated August 12, 2014	Incorporated by Reference(14)
10.24	10	Line of Credit Promissory Note dated May 27, 2014	Incorporated by Reference(14)
10.25	10	License Agreement with Messerschmidt Hausgerate GmbH dated June 20, 2012	Incorporated by Reference(15)
10.26	10	Promissory Note dated October 9, 2014	Incorporated by Reference(15)
10.27	10	Idaho Management Agreement between Big John's Store LLC and Brownwick, LLC dated as of October 31, 2014	Incorporated by Reference(15)
10.28	10	Promissory Note dated February 16, 2015, 2014	Incorporated by Reference(16)
10.29	10	Promissory Note dated March 27, 2015	Incorporated by Reference(16)
10.30	10	Promissory Note dated May 12, 2015	Incorporated by Reference(17)
10.31	10	Promissory Note dated August 6, 2015	Incorporated by Reference(18)
10.32	10	Promissory Note dated August 13, 2015	Incorporated by Reference(18)
10.33	10	Promissory Note dated November 16, 2015	Incorporated by Reference(19)
10.34	10	Promissory Note dated March 4, 2016	Incorporated by Reference(20)
10.35	10	Promissory Note dated March 24, 2016	Incorporated by Reference(20)
10.36	10	Promissory Note dated April 16, 2016	Incorporated by Reference(21)
10.37	10	Promissory Note dated May 5, 2016	Incorporated by Reference(21)
10.38	10	Promissory Note dated July 15, 2016	Incorporated by Reference(22)
10.39	10	Promissory Note dated August 9, 2016	Incorporated by Reference(22)
10.40	10	Agreement and Plan of Reorganization dated as of September 6, 2016	Incorporated by Reference(23)
10.41	10	Warrant Purchase Agreement dated as of September 7, 2016	Incorporated by Reference(22)
10.42	10	Completion of Plan of Reorganization dated as of February 22, 2017	Incorporated by Reference(24)
10.43	10	Disposition of Assets dated as of March 31, 2017	Incorporated by Reference(25)
21.1	21	Schedule of the Registrant's Subsidiaries	Incorporated by Reference(19)
31.1	31	Section 302 Certification of Chief Executive and Chief Financial Officer	This Filing
32.1	32	Section 1350 Certification of Chief Executive and Chief Financial Office	This Filing
101.ins	101	XBRL.Instance
101.xsd	101	XBRL.Schema
101.cal	101	XBRL.Calculation
101.def	101	XBRL.Definition
101.lab	101	XBRL.Label
101.pre	101	XBRL.Presentation

33

(1) Incorporated by reference to the Company's Registration Statement on Form 10-12G filed May 14, 2010.
(2) Incorporated by reference to Amendment No. 1 to the Company's Registration Statement on Form 10-12G filed July 13, 2010.
(3) Incorporated by reference to the Company's 2010 Annual Report on Form 10-K filed March 31, 2011.
(4) Incorporated by reference to the Company's March 31, 2011 Report on Form 10-Q filed May 13, 2011.
(5) Incorporated by reference to the Company's June 30, 2011 Report on Form 10-Q filed August 12, 2011.
(6) Incorporated by reference to the Company's September 30, 2011 Report on Form 10-Q filed November 10, 2011.
(7) Incorporated by reference to the Company's March 31, 2012 Report on Form 10-Q filed May 15, 2012.
(8) Incorporated by reference to the Company's September 30, 2012 Report on Form 10-Q filed November 14, 2012.
(9) Incorporated by reference to the Company's March 31, 2013 Report on Form 10-Q filed May 15, 2013.
(10) Incorporated by reference to the Company's June 30, 2013 Report on Form 10-Q filed August 14, 2013.
(11) Incorporated by reference to the Company's September 30, 2013 Report on Form 10-Q filed November 14, 2013.
(12) Incorporated by reference to the Company's 2013 Annual Report on Form 10-K filed March 31, 2014.
(13) Incorporated by reference to the Company's June 30, 2014 Report on Form 10-Q filed August 14, 2014.
(14) Incorporated by reference to the Company's September 30, 2014 Report on Form 10-Q filed November 18, 2014.
(15) Incorporated by reference to the Company's 2014 Annual Report on Form 10-K filed March 31, 2015.
(16) Incorporated by reference to the Company's March 31, 2015 Report on Form 10-Q filed May 13, 2015.
(17) Incorporated by reference to the Company's June 30, 2015 Report on Form 10-Q filed August 14, 2015.
(18) Incorporated by reference to the Company's September 30, 2015 Report on Form 10-Q filed November 16, 2015.
(19) Incorporated by reference to the Company's December 31, 2015 Report on Form 10-K filed March 30, 2016.
(20) Incorporated by reference to the Company's March 31, 2016 Report on Form 10-Q filed May 20, 2016.
(21) Incorporated by reference to the Company's June 30, 2016 Report on Form 10-Q filed August 15, 2016.
(22) Incorporated by reference to the Company's September 30, 2016 Report on Form 10-Q filed November 16, 2015.
(23) Incorporated by reference to Exhibit Number 10.1 of the current report on Form 8-K filed with the SEC on September 7, 2016 and amended on Form 8-K filed with the SEC on February 24, 2017
(24) Incorporated by reference to the current report on Form 8-K filed with the SEC on February 24, 2017
(25) Incorporated by reference to the current report on Form 8-K filed with the SEC on April 6, 2017

34

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Grote Molen, Inc.

Dated: April 14, 2017	By /s/ Robert Graham
Robert Graham
Chief Executive Officer and President

In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dated: April 14, 2017	By /s/ Robert Graham
Robert Graham
Chief Executive Officer and President

Dated: April 14, 2017	By /s/ John Bluher
John Bluher
Chief Financial Officer

35

GROTE MOLEN, INC. AND SUBSIDIARY

PRITCHETT, SILER & HARDY, P.C.
CERTIFIED PUBLIC ACCOUNTANTS
A PROFESSIONAL CORPORATION
1438 N. HIGHWAY 89 STE. 130
FARMINGTON, UTAH  84025
_______________
(801) 447-9572     FAX (801) 447-9578

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
Grote Molen, Inc. and Subsidiary
Pocatello, Idaho

We have audited the accompanying consolidated balance sheets of Grote Molen, Inc. and Subsidiary as of December 31, 2016 and 2015 and the related consolidated statements of operations, stockholders' equity and cash flows for the years then ended. Grote Molen, Inc. and Subsidiary's management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Grote Molen, Inc. and Subsidiary as of December 31, 2016 and 2015 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming Grote Molen, Inc. and Subsidiary will continue as a going concern. As discussed in Note 2 to the financial statements, Grote Molen, Inc. and Subsidiary has incurred losses and negative cash flows from operations.  These factors raise substantial doubt about the ability of the Company to continue as a going concern.  Management's plans in regards to these matters are also described in Note 2.  The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

/s/ Pritchett, Siler & Hardy, P.C.

PRITCHETT, SILER & HARDY, P.C.

Farmington, Utah
April 14, 2017

GROTE MOLEN, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS

	December 31,
	2016	2015
ASSETS
Current assets:
Cash	$111,565	$9,251
Accounts receivable	26,005	27,565
Accounts receivable – related parties	11,905	11,365
Inventories	1,061,558	708,893
Deposits	50,000	64,685
Prepaid expenses	565	356

Total current assets	1,261,598	822,115

Property and equipment, net	121,217	139,688
Intangible assets, net	62,820	63,068

Total assets	$1,445,635	$1,024,871

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$411,841	$74,970
Accounts payable – related parties	14,250	-
Accrued interest payable – related parties	42,240	53,507
Accrued interest payable	19,502	22,686
Current portion of long-term debt – related party	-	2,943
Notes payable – related parties	179,879	130,127
Notes payable	118,000	136,100

Total current liabilities	785,712	420,333

Long-term debt:
Note payable, less current portion	139,603	145,139

Total liabilities	925,315	565,472

Stockholders' equity:
Preferred stock, $.001 par value, 5,000,000 shares authorized, no shares issued and outstanding	-	-
Common stock, $.001 par value, 100,000,000 shares authorized, 24,899,330 and 22,200,000 shares issued and outstanding at December 31, 2016 and 2015, respectively	24,899	22,200
Additional paid-in capital	465,469	147,800
Retained earnings	29,952	289,399

Total stockholders' equity	520,320	459,399

Total liabilities and stockholders' equity	$1,445,635	$1,024,871

See notes to consolidated financial statements

GROTE MOLEN, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2016	2015

Revenues:
Sales	$962,782	$1,446,128
Sales to related parties	43,664	81,062

Total revenues	1,006,446	1,527,190

Cost of revenues:
Cost of sales	712,517	1,052,429
Cost of related party sales	32,314	58,993

Total cost of revenues	744,831	1,111,422

Gross profit	261,615	415,768

Operating costs and expenses:
Selling, general and administrative	319,973	304,095
Management fees to related parties	151,800	151,800
Depreciation and amortization	17,081	18,016

Total operating costs and expenses	488,854	473,911

Loss from operations	(227,239)	(58,143)

Other income (expense):
Interest expense – related parties	(18,051)	(10,628)
Interest expense	(16,197)	(15,009)
Gain on sale of property and equipment	2,072	-

Total other expense	(32,176)	(25,637)

Loss before income taxes	(259,415)	(83,780)

Income tax (provision) benefit	(32)	31,660

Net loss	$(259,447)	$(52,120)

Net loss per common share -
Basic and diluted	$(0.01)	$(0.00)

Weighted average common shares outstanding -
Basic and diluted	22,746,068	22,200,000

See notes to consolidated financial statements

GROTE MOLEN, INC. AND SUBSIDIARY CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

					Additional Paid-In Capital	Retained Earnings	Total
	Preferred Stock		Common Stock
	Shares	Amount	Shares	Amount

Balance, December 31, 2014	-	$-	22,200,000	$22,200	$147,800	$341,519	$511,519
Net loss	-	-	-	-	-	(52,120)	(52,120)

Balance, December 31, 2015	-	-	22,200,000	22,200	147,800	289,399	459,399
Issuance of common shares for cash			2,699,330	2,699	267,233	-	269,932
Warrants issued in conversion of debt	-	-	-	-	50,436	-	50,436
Net loss	-	-	-	-	-	(259,447)	(259,447)

Balance, December 31, 2016	-	$-	24,899,330	$24,899	$465,469	$29,952	$520,320

See notes to consolidated financial statements

GROTE MOLEN, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2016	2015
Cash flows from operating activities
Net loss	$(259,447)	$(52,120)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	17,081	18,016
Gain on sale of property and equipment	(2,072)	-
Fees added to loan principal	156
(Increase) decrease in:
Accounts receivable	1,560	17,652
Accounts receivable – related parties	(540)	1,776
Inventories	(352,665)	(380,733)
Deposits	14,685	317,610
Prepaid expenses	(209)	6,579
Increase (decrease) in:
Accounts payable and accrued expenses	336,871	23,949
Accounts payable – related parties	14,250	-
Accrued interest payable – related parties	(11,267)	8,571
Accrued interest payable	(2,748)	8,491
Net cash used in operating activities	(244,345)	(30,209)

Cash flows from investing activities:
Proceeds from the sale of property and equipment	3,710	-
Net cash provided by investing activities	3,710	-

Cash flows from financing activities:
Proceeds from long-term note payable	5,300	28,700
Proceeds from issuance of notes payable – related parties	300,000	-
Proceeds from issuance of notes payable	91,500	44,500
Proceeds from issuance of common stock	269,932	-
Repayment of notes payable – related parties	(250,248)	(24,500)
Repayment of notes payable	(59,600)	-
Repayment of long-term note payable	(10,992)	(20,314)
Repayment of long-term debt – related party	(2,943)	(49,734)
Net cash provided by (used in) financing activities	342,949	(21,348)

Net decrease in cash	102,314	(51,557)

Cash, beginning of year	9,251	60,808
Cash, end of year	$111,565	$9,251

Non-Cash Investing and Financing Activities
Conversion of note payable and accrued interest to warrants	$50,436	$-

Supplemental Cash Flow Information
Cash paid during the year for interest	$48,023	$7,709
Cash paid during the year for income taxes	$32	$34
See notes to consolidated financial statements

GROTE MOLEN, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2016 AND 2015

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNICANT ACCOUNTING POLICIES

Organization

Grote Molen, Inc. ("Grote Molen") was incorporated under the laws of the State of Nevada on March 15, 2004.  BrownWick, LLC ("BrownWick"), a wholly owned subsidiary, was formed in the State of Idaho on June 5, 2005.  The principal business of Grote Molen and BrownWick (collectively the "Company") is to distribute grain mills and related accessories for home use.

Principles of Consolidation

The consolidated financial statements include the accounts of Grote Molen and BrownWick.  All significant inter-company balances and transactions have been eliminated.

Cash and Cash Equivalents

For purposes of the consolidated statements of cash flows, we consider all highly liquid investments with an original maturity date of three months or less to be cash equivalents.  Since inception, the Company has not held any short-term investments considered to be cash equivalents.

Fair Value of Financial Instruments

Our financial instruments consist of cash, accounts receivable, accounts payable and notes payable. The carrying amount of cash, accounts receivable and accounts payable approximates fair value because of the short-term nature of these items. The carrying amount of the notes payable approximates fair value because the interest rates on the notes approximate market rates of interest.

Accounts Receivable

Trade accounts receivable are carried at original invoice amount less an estimate made for doubtful accounts.  We determine the allowance for doubtful accounts by identifying potential troubled accounts and by using historical experience and future expectations applied to an aging of accounts.  Trade accounts receivable are written off when deemed uncollectible.  Recoveries of trade accounts receivable previously written off are recorded as income when received.  We determined that no allowance for doubtful accounts was required at December 31, 2016 and 2015.

Inventories

Inventories, consisting primarily of grain mills, kitchen mixers, parts and accessories, are stated at the lower of cost or market, with cost determined using primarily the first-in-first-out (FIFO) method.  We purchase substantially all inventories from two foreign suppliers, and have been dependent on those suppliers for substantially all inventory purchases since we commenced operations.  When market value is determined to be less than cost, the Company records an allowance for obsolescence.  At December 31, 2016 and 2015, the Company did not believe there to be any obsolescence, and has therefore not recorded an allowance.

Deposits

Generally, we are required to pay advanced deposits toward the purchase of inventories from our principal suppliers.  Such advanced payments are recorded as deposits, a current asset in the accompanying consolidated financial statements.

Property and Equipment

Property and equipment are carried at cost, less accumulated depreciation.  Depreciation is computed using the straight-line method based on the estimated useful lives of the assets as follows: office equipment – 3 to 5 years; warehouse equipment – 5 to 10 years; website development – 3 years; and molds – 10 years.  Depreciation expense was $16,833 and $16,964 for the years ended December 31, 2016 and 2015, respectively.  When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed and any resulting gain or loss is recognized in operations for the period.  The cost of maintenance and repairs is charged to operations as incurred.  Significant renewals and betterments are capitalized.

Intangible Assets

Intangible assets are recorded at cost, less accumulated amortization.  Amortization of definite lived intangible assets is computed using the straight-line method based on the estimated useful lives or contractual lives of the assets, which range from 10 to 30 years.  Amortization expense was $ 248 and $1,052 for the years ended December 31, 2016 and 2014, respectively.

Our indefinite lived intangible asset includes the cost to acquire from a German manufacturer in 2012 the license to produce a 110-volt mixer.  The license agreement stipulates that as long as the Company meets the terms of the agreement, the Company will have an exclusive license to the mixer indefinitely.  No specific legal life or term to the license is otherwise stated in the agreement.  We have concluded that no legal, regulatory, contractual, competitive, economic, or other factors limit the useful life of this intangible asset.  We therefore have classified the license as indefinite, and are not amortizing its carrying value.

Impairment of Long-Lived Assets

We periodically review our long-lived assets, including intangible assets, for impairment when events or changes in circumstances indicate that the carrying value of an asset may not be recoverable.  No events or changes in circumstances have occurred to indicate that the carrying amount of our long-lived assets may not be recoverable.  Therefore, no impairment loss was recognized during the years ended December 31, 2016 and 2015.

Revenue Recognition

We record revenue from the sales of grain mills and accessories in accordance with the underlying sales agreements when the products are shipped, the selling price is fixed and determinable, and collection is reasonably assured.

Warranties

We provide limited warranties to our customers for certain of our products sold.  We perform warranty work at our service center in Pocatello, Idaho or at other authorized service locations.  Warranty expenses have not been material to our consolidated financial statements.

Research and Development Costs

Research and development costs are expensed as incurred in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification™ ("ASC") Topic 730, Research and Development.  The costs of materials and other costs acquired for research and development activities are charged to expense as incurred.  Salaries, wages, and other related costs of personnel, as well as other facility operating costs are allocated to research and development expense through management's estimate of the percentage of time spent by personnel in research and development activities.  We had no material research and development costs for the years ended December 31, 2016 and 2015.
Advertising

Advertising costs are non-direct in nature, and are expensed over the periods in which the advertising takes place.  Advertising expense totaled $68,431 and $58,894 for the years ended December 31, 2016 and 2015, respectively.

Shipping and Handling

The Company recognizes shipping and handling fees in accordance with ASC 605, Shipping and Handling Fees and Costs.  Accordingly, amounts charged to customers are included in the Company's revenue, and shipping costs are included in selling, general and administrative expenses.  For the years ended December 31, 2016 and 2015, these costs amounted to $26,616 and $33,084, respectively.

Foreign Currency Transactions

All transactions with our foreign suppliers and customers are delineated in United States Dollars.  Therefore, there are no effects of foreign currency transactions and translations in our consolidated financial statements.

Concentration of Credit Risk

Financial instruments that potentially subject us to concentration of credit risk consist primarily of cash and trade receivables.

In the normal course of business, we provide credit terms to our customers.  Accordingly, we perform ongoing credit evaluations of our customers and maintain allowances for possible losses as appropriate.

We maintain our cash in bank deposit accounts, which, at times, may exceed federally insured limits.  We have not experienced any losses in such accounts and believe we are not exposed to any significant credit risk on cash.

Income Taxes

We account for income taxes in accordance with FASB ASC Topic 740, Income Taxes, using the asset and liability method.  Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases.  Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.  Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Earnings Per Share

The computation of basic earnings per common share is based on the weighted average number of shares outstanding during the period.

The computation of diluted earnings per common share is based on the weighted average number of shares outstanding during the period plus the common stock equivalents which would arise from the exercise of stock options and warrants outstanding using the treasury stock method and the average market price per share during the period.  Common stock equivalents are not included in the diluted earnings per share calculation when their effect is anti-dilutive.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Comprehensive Income (Loss)

Comprehensive income (loss) is the same as net income (loss).

Recent Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect as of the date of the issuance of these financial statements. The following pronouncements will significantly impact future reporting of financial positon and results of operations.  Management is currently assessing implementation.

The FASB has issued Accounting Standards Update (ASU) No. 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business, clarifying the definition of a business. The amendments affect all companies and other reporting organizations that must determine whether they have acquired or sold a business.

For public companies, the amendments are effective for annual periods beginning after December 15, 2017, including interim periods within those periods.

The FASB has issued its new lease accounting guidance in Accounting Standards Update (ASU) No. 2016-02, Leases (Topic 842).

Under the new guidance, lessees will be required to recognize the following for all leases (with the exception of short-term leases) at the commencement date:

•	A lease liability, which is a lessee's obligation to make lease payments arising from a lease, measured on a discounted basis; and
•	A right-of-use asset, which is an asset that represents the lessee's right to use, or control the use of, a specified asset for the lease term.
•
Under the new guidance, lessor accounting is largely unchanged. Certain targeted improvements were made to align, where necessary, lessor accounting with the lessee accounting model and Topic 606, Revenue from Contracts with Customers.

•
The new lease guidance simplified the accounting for sale and leaseback transactions primarily because lessees must recognize lease assets and lease liabilities. Lessees will no longer be provided with a source of off-balance sheet financing.

Public business entities should apply the amendments in ASU 2016-02 for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years (i.e., January 1, 2019, for a calendar year entity).

The FASB has issued Accounting Standards Update (ASU) No. 2016-09, Compensation - Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting. The amendments are intended to improve the accounting for employee share-based payments and affect all organizations that issue share-based payment awards to their employees.

Several aspects of the accounting for share-based payment award transactions are simplified, including: (a) income tax consequences; (b) classification of awards as either equity or liabilities; and (c) classification on the statement of cash flows.

For public companies, the amendments are effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. For private companies, the amendments are effective for annual periods beginning after December 15, 2017, and interim periods within annual periods beginning after December 15, 2018. Early adoption is permitted for any organization in any interim or annual period.

The FASB has issued Accounting Standards Update No. 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing. The amendments clarify the following two aspects of Topic 606: (a) identifying performance obligations; and (b) the licensing implementation guidance. The amendments do not change the core principle of the guidance in Topic 606.

The effective date and transition requirements for the amendments are the same as the effective date and transition requirements in Topic 606. Public entities should apply the amendments for annual reporting periods beginning after December 15, 2017, including interim reporting periods therein (i.e., January 1, 2018, for a calendar year entity). Early application for public entities is permitted only as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. The effective date for nonpublic entities is deferred by one year.

NOTE 2 - GOING CONCERN

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. However, during the year ended December 31, 2016 the Company incurred a net loss of $259,447 and had negative cash from operations of $244,345.  These factors raise substantial doubt about the ability of the Company to continue as a going concern.  In this regard, management is proposing to raise any necessary additional funds not provided by operations through investment capital.  There is no assurance that the Company will be successful in raising this additional capital or in achieving profitable operations.  The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

NOTE 3 – DETAIL OF CERTAIN BALANCE SHEET ACCOUNTS

Accounts receivable consist of the following at December 31:

	2016	2015

Trade accounts receivable – related parties	$6,905	$6,365
Employee advances	5,000	5,000
Total accounts receivable – related parties	11,905	11,365
Trade accounts receivable	26,005	27,565

	$37,910	$38,930

Property and equipment consist of the following at December 31:

	2016	2015

Office equipment	$4,335	$4,335
Warehouse equipment	7,122	16,927
Website development	2,000	2,000
Molds	150,615	150,615

	164,072	173,877
Accumulated depreciation	(42,855)	(34,189)

	$121,217	$139,688

Intangible assets consist of the following at December 31:

	2016	2015

License – definite lived	$10,500	$10,500
License – indefinite lived	62,720	62,720
Patent	100	100

	73,320	73,320
Accumulated amortization	(10,500)	(10,252)

	$62,820	$63,068

NOTE 4 – RELATED PARTY DEBT

Notes payable – related parties are unsecured and are comprised of the following at December 31:

	2016	2015

Note payable to a stockholder, due on demand, interest at 6% per annum	$-	$30,000
Note payable to a stockholder, due on demand, interest at 6% per annum	3,500	3,500
Note payable to a stockholder, due on demand, interest at 6% per annum	38,000	38,000
Note payable to a stockholder, due on demand, interest at 6% per annum	10,000	10,000
Note payable to a stockholder, due on demand, interest at 6% per annum	5,000	5,000
Note payable to a stockholder, due on demand, interest at 8% per annum	9,000	9,000
Note payable to a stockholder, due on demand, interest at 8% per annum	-	15,000
Note payable to a stockholder, due on demand, interest at 8% per annum	-	10,500
Note payable to a stockholder, due on demand, interest at 18% per annum	105,252	-
Non-interest bearing advances from stockholders, no formal repayment terms	9,127	9,127

Total	$179,879	$130,127

Long-term debt – related party is comprised of the following at December 31:

	2016	2015

Note payable to a stockholder, due in monthly installments of $4,000 through February 2016, with interest at 6.97 % per annum	$-	$2,943
Less current portion	-	(2,943)

Long-term portion	$-	$-

Interest expense on this related party debt was $18,051 and $10,628 for the years ended December 31, 2016 and 2015, respectively.  Accrued interest payable to related parties was $42,420 and $53,507 at December 31, 2016 and 2015, respectively.

NOTE 5 – NOTES PAYABLE

Notes payable to non-related parties are unsecured and are comprised of the following at December 31:

	2016	2015

Note payable, due on demand, interest at 8% per annum	$-	$15,000
Note payable, due on demand, interest at 8% per annum	-	20,000
Note payable, due on demand, interest at 8% per annum	-	5,000
Note payable, due on demand, interest at 8% per annum	7,000	7,000
Note payable, due on demand, interest at 6% per annum	15,000	15,000
Note payable, due on demand, interest at 6% per annum	10,000	10,000
Note payable, due on demand, interest at 6% per annum	-	4,000
Note payable, due on demand, interest at 6% per annum	-	5,600
Note payable, due on demand, interest at 6% per annum	10,000	10,000
Note payable, due on demand, interest at 6% per annum	10,000	10,000
Note payable, due on demand, interest at 6% per annum	-	10,000
Note payable, due on demand, interest at 6% per annum	10,000	10,000
Note payable, due on demand, interest at 6% per annum	2,500	2,500
Note payable, due on demand, interest at 6% per annum	9,000	9,000
Note payable, due on demand, interest at 6% per annum	3,000	3,000
Note payable, due on demand, interest at 6% per annum	20,000	3,000
Note payable, due on demand, interest at 6% per annum	5,000	3,000
Note payable, due on demand, interest at 6% per annum	6,500	3,000
Note payable, due on demand, interest at 6% per annum	10,000	3,000

Total	$118,000	$136,100

We had a long-term note payable to a bank with a principal balance of 139,603 and $145,139 at December 31, 2016 and 2015, respectively.  The long-term note payable is a line of credit promissory note bearing interest at an indexed rate plus 2% (4.75% at December 31, 2016), requiring monthly interest payments only, and maturing on May 16, 2021.  The note payable has an available line of credit of $150,000, and is secured by a deed of trust on certain real estate owned by one of the principal stockholders of the Company and by the Company's inventories, property and equipment, and intangible assets.

Accrued interest payable on the notes payable was $19,502 and $22,686 at December 31, 2016 and December 31, 2015, respectively.

NOTE 6 – INCOME TAXES

The Company had an income tax provision for the year ended December 31, 2015 of $32.

The reconciliation of the income tax (provision) benefit computed at the U.S. federal statutory tax rate to the Company's effective tax rate is as follows for the years ended December 31:
	2016	2015

Federal benefit at statutory rate	$88,201	$28,485
State income tax, net of federal benefit	17,353	4,655
Other	(322)	8,410
Redetermination of prior year taxes	-	-
Change in valuation allowance	(105,264)	(9,890)

Income tax (provision) benefit	$(32)	$31,660

Deferred tax assets (liabilities) are comprised of the following at December 31:

	2016	2015

Current assets:
Related party interest expense	$17,572	$22,259
Charitable contributions	3,817	3,817
Net operating loss carryforward	130,948	27,695

Long-term liability – depreciation and amortization	(20,105)	(26,782)

	132,253	26,989
Valuation allowance	(132,253)	(26,989)

	$-	$-

In recording the valuation allowances, we were unable to conclude that it is more likely than not that all or a portion of a net deferred tax asset will be realized.

As of December 31, 2016, we had net operating loss carryforwards of approximately $315,000 available to offset future taxable income through 2025.

FASB ASC Topic 740, Income Taxes, requires us to determine whether it is more likely than not that a tax position will be sustained upon examination based upon the technical merits of the position.  If the more-likely-than-not threshold is met, we must measure the tax position to determine the amount to recognize in our consolidated financial statements.  We performed a review of our material tax positions in accordance with recognition and measurement standards established by ASC Topic 740 and concluded we had no unrecognized tax benefit that would affect the effective tax rate if recognized for the years ended December 31, 2016 and 2015.

We include interest and penalties arising from the underpayment of income taxes, if any, in our consolidated statements of operations in general and administrative expenses.  As of December 31, 2016 and 2015, we had no accrued interest or penalties related to uncertain tax positions.

We file income tax returns in the U.S. federal jurisdiction and in the state of Idaho.  All U.S. federal and Idaho state income tax returns from 2009 through the year ended December 31, 2016 are subject to examination.

NOTE 7 – RELATED PARTY TRANSACTIONS

Pursuant to an agreement effective in February 2011, we pay a monthly management fee to a company owned by one of the major stockholders of the Company to manage our day-to-day business activities and to provide business space.  Historically we have paid monthly management fees in varying amounts to this related party pursuant to prior agreements approved by the stockholders of the Company.  The agreement is on a month-to-month basis and can be cancelled at any time by the vote of management.  The agreement was amended and restated on October 31, 2014 to increase the fee to $12,500 effective November 1, 2014.  Also included in management fees are monthly payments of $150 to another major stockholder of the Company for expense reimbursement.  Management fees to related parties totaled $151,800 for both of the years ended December 31, 2016 and 2015.

Each of the two principal stockholders of the Company own companies that are our customers.  Sales to these related parties totaled $43,664 and $81,062 for the years ended December 31, 2016 and 2015, respectively, or approximately 5% for each year.  Accounts receivable from these related parties totaled $6,905 and $6,365 at December 31, 2016 and 2015, respectively.

See Note 4 for discussion of related party debt and interest expense.

NOTE 8 – CAPITAL STOCK

The Company's preferred stock may have such rights, preferences and designations and may be issued in such series as determined by our Board of Directors.  No preferred shares were issued and outstanding at December 31, 2016 and 2015.

During the year ended December 31, 2016, Grote Molen sold 2,699,330 Units, each consisting of one share of common stock and one five-year common stock purchase warrant exercisable at $0.70 per share, in a private offering to accredited investors, at an offering price of $0.10 per Unit, for total proceeds of $269,932.

The Company estimated the grant date value of the five-year common stock purchase warrants included in the Units sold in the private placement at $0.01 per warrant, or a total of $26,993, using the Black-Scholes option pricing model, which value was recorded to additional paid-in capital.  The remaining $242,940 of the proceeds from the sale of the Units was allocated to the common stock included in the Units sold.

On September 7, 2016, Grote Molen issued warrants to purchase 5,000,000 shares of its common stock to an accredited investor in consideration for the conversion/cancellation of its $50,000 promissory note plus $436 of accrued interest payable to such investor.  The warrants are exercisable at $0.70 per share during the five-year period commencing September 1, 2018 and grant the holder "piggy back" registration rights.

The Company estimated the grant date value of the five-year common stock purchase warrants issued in consideration for the conversion/cancellation of the debt at $0.01 per warrant, or a total of $50,436, using the Black-Scholes option pricing model, which value was recorded to additional paid-in capital.

The significant assumptions used in the Black Scholes valuation of the warrants are as follows:

Stock price on the valuation date	$0.09
Warrant exercise price	$0.70
Dividend yield	0.00%
Years to maturity	5.0
Risk free rate	1.12%
Expected volatility	63.85%

NOTE 9 – AGREEMENT AND PLAN OF REORGANIZATION

On September 6, 2016, Grote Molen, Merger Corp. and Blackridge Technology Holdings, Inc., ("Blackridge"), entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement"), which generally provides for Grote Molen's acquisition of Blackridge in a reorganization in exchange for a controlling number of shares of Grote Molen's preferred and common stock pursuant to the merger of Merger Corp. with and into Blackridge, with Blackridge continuing as the surviving corporation.

The Reorganization Agreement provides that the closing of the transactions contemplated thereby is subject to several significant conditions precedent.

The Reorganization was completed on February 22, 2017 (see Note 12 – subsequent events), and resulted in a change of control of Grote Molen with the Blackridge stockholders being able to elect the directors and control the policies and practices of the Grote Molen.  It is anticipated that the transaction will be accounted for as a reverse acquisition for accounting purposes.

NOTE 10 – SUPPLEMENTAL STATEMENT OF CASH FLOWS INFORMATION

During the years ended December 31, 2016 and 2015, the Company had non-cash financing and investing activities of $50,436 related to the conversion of a note and accrued interest into warrants.

We paid cash for income taxes of $32 and $34 for the years ended December 31, 2016 and 2015, respectively.  We paid cash for interest of $48,023 and $7,709 for the years ended December 31, 2016 and 2015, respectively.

NOTE 11 – SIGNIFICANT CONCENTRATIONS

In addition to the sales to related parties discussed in Note 7, we had sales to one customer that accounted for approximately 10% and 7% of total sales for each of the years ended December 31, 2016 and 2015, respectively.

We purchase substantially all inventories from two foreign suppliers, and have been dependent on those suppliers for substantially all inventory purchases since we commenced operations.

NOTE 12 – SUBSEQUENT EVENTS

We have evaluated events occurring after the date of our accompanying balance sheets through the date the financial statements were issued.  We have identified the following subsequent event that we believe requires disclosure.

Debt Issuances

On February 2,2017, the Company issued a $100,000 convertible note bearing interest at 10% per annum.  The note matures on March 31, 2018 and convertible at a price of $0.66 per share at the holder's request.  The note was repaid in full on April 4, 2017 along with $1,785 in accrued interest.

Unregistered Sales of Equity

Between January 1, 2017 and February 22, 2017, we received proceeds of $35,000 from the sale of 350,000 Units, each consisting of one share of common stock and one five-year common stock purchase warrant exercisable at $0.70 per share

On February 22, 2017, we completed the actions contemplated by the Reorganization Agreement and merged with and into BlackRidge with BlackRidge continuing as the surviving corporation. Upon completion of the Agreement, we issued 3,783,791 shares of our newly designated Series A Preferred Stock and 12,825,683 shares of Common Stock to the stockholders of BlackRidge in exchange for all the issued and outstanding shares of Series A Preferred Stock and Common Stock of BlackRidge.

Between February 27, 2017 and March 31, 2017, the Company sold an aggregate 6,214,606 shares of Common Stock with 4,660,955 detachable 5 year warrants to purchase additional shares of the Company's Common Stock at the price of $0.60 per share to several investors for gross proceeds of $2,796,573 or $0.45 per share.

Between February 2, 2017 and March 6, 2017, the Company issued warrants to purchase 316,667 shares of the Company's Common Stock at an exercise price per share of $0.60 to several parties in conjunction with short term Financing.

Reorganization Agreement

On September 6, 2016, the Company and BlackRidge Technology Holdings, Inc., a Delaware corporation ("BlackRidge") entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement") originally dated as of September 6, 2016, and amended on February 22, 2017 to update the number of common shares, warrants, and options granted and outstanding as of the closing date.

On February 22, 2017 (the "Closing Date"), we completed the actions contemplated by the Reorganization Agreement and merged with and into BlackRidge with BlackRidge continuing as the surviving corporation. Upon completion of the Agreement, we issued 3,783,791 shares of our newly designated Series A Preferred Stock and 12,825,683 shares of Common Stock to the stockholders of BlackRidge in exchange for all the issued and outstanding shares of Series A Preferred Stock and Common Stock of BlackRidge.  Additionally, certain stockholders of the Company returned for cancellation a total of 16,284,330 shares of our Common Stock.  Upon the completion of the Reorganization, BlackRidge became a wholly-owned subsidiary of the Company and the Company had a total of 3,783,791 shares of Series A Preferred Stock and 21,790,683 shares of Common Stock outstanding, with the former BlackRidge stockholders owning 3,783,791 shares or 100% of Series A Preferred Stock and 12,825,683 shares or approximately 58.9% of Common Stock.  Upon completion of the Reorganization, we also had outstanding warrants entitling the holders to acquire a total of 18,541,579 shares of the Company's Common Stock at an average exercise price of $0.46 per share.  The Reorganization resulted in a change of control of the Company.  For accounting purposes, BlackRidge will be treated as the acquirer and the historical financial statements of BlackRidge will become the Company's historical financial statements.  The acquisition is intended to constitute a tax-free reorganization pursuant to the applicable provisions of the Internal Revenue Code of 1986, as amended.

At the closing of the Reorganization, Robert Graham was appointed as President, and John Bluher was appointed Chief Financial Officer, Treasurer and Secretary.  In addition, Bruce Crane resigned from his position as a director and Robert Graham was appointed as a director of the Company to fill the vacancy created by such resignation.  John Hofman, our remaining director, resigned from such position effective following our compliance with rule 14f-1 promulgated under the Exchange Act, and John Hayes and Robert Lentz were appointed as directors of the Company effective at such time as Mr. Hofman's resignation became effective.

Asset divestiture

On March 31, 2017, the Company completed the sale of substantially all the assets, other than cash, used in or connection with the Company's home grain mill and kitchen mixer business to John Hofman and Bruce Crane, former officers and directors of the Company, in consideration for the assumption by such persons of substantially all the liabilities incurred by the Company in connection with such business.  The assets divested consisted of the non-cybersecurity assets of the Company and included accounts receivable, inventory, deposits, property and equipment and intangible assets.  The liabilities divested included the non-cybersecurity liabilities of the Company and included accounts payable and accrued expenses and long and short-term notes payable and accrued interest thereon.

PRITCHETT, SILER & HARDY, P.C.
CERTIFIED PUBLIC ACCOUNTANTS
A PROFESSIONAL CORPORATION
515 South 400 East
Salt Lake City, UT 84111
_______________

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Board of Directors and shareholders of
Blackridge Technology Holding, Inc.
Reno, NV

We have audited the accompanying consolidated balance sheets of Blackridge Technology Holding, Inc. (the "Company") as of December 31, 2016 and 2015 and the related consolidated statements of operations, stockholders' deficit and cash flows for the years ended December 31, 2016 and 2015, and the related notes to the consolidated financial statements. Blackridge Technology Holding, Inc.'s management is responsible for these consolidated financial statements.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2016 and 2015 and the results of its operations and its cash flows for the years ended December 31, 2016 and 2015, in conformity with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements the Company suffered losses from operations during the years ended December 31, 2016 and 2015, has yet to establish a reliable, consistent and proven source of revenue to meet its operating costs on an ongoing basis and currently does not have sufficient available funding to fully implement its business plan. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Pritchett, Siler & Hardy, P.C.
Salt Lake City, Utah
April 14, 2017

 BLACKRIDGE TECHNOLOGY HOLDING, INC.
Consolidated Balance Sheets

	December 31, 2016	December 31, 2015

ASSETS
Current Assets:
Cash	$57,033	$3,020
Accounts Receivable	-	50,000
Inventory	-	-
Prepaid Expenses	100,954	91,937
Total Current assets	157,987	144,957

Intangible Assets, net	5,923,543	4,699,983
Total Assets	6,081,530	4,844,940

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
Accounts Payable	2,038,273	1,200,189
Accounts Payable – Related Party	819,725	549,236
Accrued Interest	52,888	2,948,354
Accrued Interest – Related Party	1,241,911	861,429
Wages Payable	10,696,311	9,527,552
Deferred Revenue	19,988	27,120
Notes Payable, Short Term	89,221	89,221
Current Portion of Long Term Debt	400,000	-
Convertible Notes, Short Term net of unamortized debt discounts of $0 and $10,424, respectively	-	9,587,521
Convertible Notes, Short Term – Related Party	284,172	331,763
Total Current Liabilities	15,642,489	25,122,385

Contingent Liability	37,500	37,500
Notes Payable, Long Term	800,000	-
Convertible Notes, Long Term – Related Party	3,712,638	3,895,810
Total Liabilities	20,192,627	29,055,695

Stockholders' Deficit
Preferred Stock, Par Value $0.001, 50,000,000 shares authorized; 36,712,907 and 98,040 issued and outstanding as of December 31, 2016 and 2015, respectively	36,713	98
Common Stock, Par Value $0.001, 90,000,000 shares authorized; 13,325,681 issued and outstanding as of December 31, 2016 and 2015, respectively	13,326	13,326
Additional Paid-In Capital	20,254,596	3,110,733
Accumulated Deficit	(34,550,732)	(27,334,912)
Subscription Payable	135,000	-
Total Stockholders' Deficit	(14,111,097)	(24,210,755)
Total Liabilities and Stockholders' Deficit	$6,081,530	$4,844,940

The accompanying notes are an integral part of these consolidated financial statements.

BLACKRIDGE TECHNOLOGY HOLDING, INC.
Consolidated Statements of Operations

	December 31, 2016	December 31, 2015
Revenue	$84,023	$212,210
Cost of Goods Sold	-	15,134
Gross Profit	84,023	197,076

Operating Expenses
Engineering	37,282	151,545
Sales and Marketing	25,740	8,087
General and Administrative	5,172,238	4,838,206

Total Operating Expenses	5,235,260	4,997,838

Net Operating (Loss)	(5,151,237)	(4,800,762)

Other Income (Expense)
Other Income	-	4,508
Interest Income	205	493
Interest Expense	(1,415,426)	(1,699,882)
Interest Expense – Related Party	(649,362)	(577,496)

Net (loss) from operations	(7,215,820)	(7,073,139)

Income Tax	-	-

Net (loss)	$(7,215,820)	$(7,073,139)

Basic and Diluted Loss Per Share	$(0.54)	$(0.53)

Weighted Average Shares Outstanding – Basic and Diluted	13,325,681	13,325,681

The accompanying notes are an integral part of these consolidated financial statements.

BLACKRIDGE TECHNOLOGY HOLDING, INC.
Consolidated Statements of Changes in Stockholders' Deficit

	Shares Outstanding - Preferred	Preferred Stock	Shares Outstanding - Common	Common Stock	Additional Paid-in Capital	Subscriptions Payable	Accumulated Deficit	Total Stockholders' Deficit
Balance as of December 31, 2014	-	$-	13,325,681	$13,326	$3,060,831	$-	$(20,261,773)	$(17,187,616)

Issuance of Preferred Stock	98,040	98	-	-	49,902	-	-	50,000
Net (loss)	-	-	-	-	-	-	(7,073,139)	(7,073,139)

Balance as of December 31, 2015	98,040	98	13,325,681	13,326	3,110,733	-	(27,334,912)	(24,210,755)

Issuance of Preferred Stock	6,089,219	6,089	-	-	3,124,915	135,000	-	3,266,004
Note Conversions	30,525,648	30,526	-	-	14,018,948	-	-	14,049,474
Net (loss)	-	-	-	-	-	-	(7,215,820)	(7,215,820)

Balance as of December 31, 2016	36,712,907	$36,713	13,325,681	$13,326	$20,254,596	$135,000	$(34,550,732)	$(14,111,097)

The accompanying notes are an integral part of these consolidated financial statements.

BLACKRIDGE TECHNOLOGY HOLDING, INC.
Consolidated Statements of Cash Flows

	December 31, 2016	December 31, 2015
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (Loss)	$(7,215,820)	$(7,073,139)
Adjustments to reconcile net loss to net cash provided by operating activities:
Amortization	365,134	259,875
Amortization of Debt Discounts	10,424	234,172
Changes in Assets and Liabilities
Accounts Receivable	50,000	(50,000)
Inventory	-	7,117
Prepaid Expense	(9,017)	(21,103)
Accounts Payable	854,306	236,516
Accounts Payable – Related Party	270,489	311,567
Accrued Interest	1,404,691	1,463,895
Accrued Interest – Related Party	649,362	577,496
Deferred Revenue	(7,132)	27,120
Wages Payable	1,471,942	898,230
Net Cash Used in Operating Activities	(2,155,621)	(3,128,254)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of Intangible Assets	(1,056,370)	(92,606)
Net Cash Used in Investing Activities	(1,056,370)	(92,606)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Issuance of Preferred Stock	3,131,004	50,000
Proceeds from Subscriptions Payable	135,000	-
Proceeds from Issuance of Convertible Notes, Net	-	2,154,940
Proceeds from Issuance of Convertible Notes – Related Party	-	101,000
Principal Payments of Short Term Notes	-	(60,000)
Net Cash Provided by Financing Activities	3,266,004	2,245,940

Net Increase (Decrease) in Cash and Cash Equivalents	54,013	(974,920)

Cash and Cash Equivalents, Beginning	3,020	977,940

Cash and Cash Equivalents, Ending	57,033	3,020

NON-CASH INVESTING AND FINANCING ACTIVITIES
Wages Payable Included in Capitalized Intangible Assets	$532,324	$1,444,272
Notes Payable Issued to Settle Liabilities	$1,200,000	$-
Preferred Stock Issued for Accrued Interest	$4,097,831	$-
Preferred Stock Issued for Accrued Interest – related party	$268,880	$-
Preferred Stock Issued for Convertible Notes	$9,452,000	$-
Preferred Stock Issued for Convertible Notes – related party	$230,763	$-

SUPPLEMENTAL CASH FLOW INFORMATION
Cash Paid During the Year For:
Interest	$311	$1,815
Income Taxes	$-	$-

The accompanying notes are an integral part of these consolidated financial statements.

BLACKRIDGE TECHNOLOGY HOLDING, INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER, 31 2016 and 2015

NOTE 1 ‑ SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization – Blackridge Holdings, Inc. (the "Company") was organized under the laws of the State of Delaware on April 23, 2010. The Company sells identity based network security to protect hybrid cloud and mainframe workloads from cyber-attacks and insider threats.

On September 6, 2016, the Company entered into an agreement and plan of reorganization with Grote Molen, Inc., a Nevada corporation, and Grote Merger Co.(together "Grote"), a Delaware corporation providing for Grote's acquisition of the Company in exchange for a controlling number of shares of the Grote's preferred and common stock pursuant to the merger of Grote Merger Co. with and into BlackRidge, with Blackridge continuing as the surviving corporation.    This agreement was finalized on February 22, 2017 (see Note 10 – Subsequent Events).

Principles of Consolidation - The Company and its subsidiaries consist of the following entities, which have been consolidated in the accompanying financial statements:
Blackridge Technology Holding, Inc.
Blackridge Technology, Inc.
Blackridge Technology Government, Inc.

All intercompany balances have been eliminated in consolidation.

Fair Value of Financial Instruments - The Company's financial instruments consist of cash, accounts receivable, accounts payable, accrued expenses, notes payable and convertible debt.  The carrying amount of these financial instruments approximates fair value because of the short-term nature of these items.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimated by management.

Concentrations - Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and accounts receivable. The Company minimizes its credit risk associated with cash by periodically evaluating the credit quality of its primary financial institution. The cash balance at times may exceed federally insured limits. Management believes the financial risk associated with these balances is minimal and has not experienced any losses to date.  At December 31, 2016 and 2015, the Company had no cash balances in excess of FDIC insured limits.

Significant customers are those which represent more than 10% of the Company's revenue for each period presented, or the Company's accounts receivable balance as of each respective balance sheet date. For each significant customer, revenue as a percentage of total revenue and accounts receivable as a percentage of total net accounts receivable are as follows:

	Revenue		Accounts Receivable
	Years Ended December 31		December 31
Customers	2016	2015	2016	2015
Customer A	55%	-	-	-
Customer B	33%	9%	-	-
Customer C	-	49%	-	-
Customer D	-	42%	-	100%

Cash and Cash Equivalents - The Company considers all highly liquid debt investments purchased with a maturity of three months or less to be cash equivalents.

Accounts Receivable and Allowance for Doubtful Accounts - Accounts receivable represents trade obligations from customers that are subject to normal trade collection terms and are recorded at the invoiced amount, net of any allowance for doubtful accounts, and do not typically bear interest. The Company assesses the collectability of the accounts by taking into consideration the aging of accounts receivable, changes in customer credit worthiness, general market and economic conditions, and historical experience. Bad debt expenses are recorded as part of selling, general and administrative expenses in the consolidated statements of operations. The Company writes off the receivable balance against the allowance when management determines a balance is uncollectible. The Company also reviews its customer discounts and an accrual is made for discounts earned but not yet utilized at each period end.  The Company does not believe there to be any question as to the collectability of its receivables as of December 31, 2015 and has, therefore, not created an allowance as of this date.

Inventory - Inventory is valued at the lower of cost or market value. Product-related inventories are primarily maintained using the average cost method.  When market value is determined to be less than cost, the Company records an allowance for obsolescence.  The company's inventory assets at December 31, 2016 and 2015 consisted primarily of hardware appliances valued as follows:

	As of December 31, 2016	As of December 31, 2015
Inventory	$335,655	$345,930
Less: allowance for obsolescence	(335,655)	(345,930)
	$-	$-

Revenue Recognition - Revenue is recognized when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collectability is probable. Revenue generally is recognized net of allowances for returns and any taxes collected from customers and subsequently remitted to governmental authorities.

Revenue recognition for multiple-element arrangements requires judgment to determine if multiple elements exist, whether elements can be accounted for as separate units of accounting, and if so, the fair value for each of the elements.

The Company may enter into arrangements that can include various combinations of software, services, and hardware. Where elements are delivered over different periods of time, and when allowed under U.S. GAAP, revenue is allocated to the respective elements based on their relative selling prices at the inception of the arrangement, and revenue is recognized as each element is delivered. We use a hierarchy to determine the fair value to be used for allocating revenue to elements: (i) vendor-specific objective evidence of fair value ("VSOE"), (ii) third-party evidence, and (iii) best estimate of selling price ("ESP"). For software elements, we follow the industry specific software guidance which only allows for the use of VSOE in establishing fair value. Generally, VSOE is the price charged when the deliverable is sold separately or the price established by management for a product that is not yet sold if it is probable that the price will not change before introduction into the marketplace. ESPs are established as best estimates of what the selling prices would be if the deliverables were sold regularly on a stand-alone basis. Our process for determining ESPs requires judgment and considers multiple factors that may vary over time depending upon the unique facts and circumstances related to each deliverable.

Any revenue received that does not yet meet the above recognition standards is recorded to unearned revenue, and held as a liability until recognition occurs.

Intangible Assets - Acquired intangible assets are recorded at estimated fair value, net of accumulated amortization. Costs incurred in obtaining certain patents and intellectual property as well as software development expenses, are capitalized and amortized over their related estimated useful lives, using a straight-line basis consistent with the underlying expected future cash flows related to the specific intangible asset. Costs to renew or extend the life of intangible assets are capitalized and amortized over the remaining useful life of the asset. Amortization expenses are included as a component of selling, general and administrative expenses in the consolidated statements of operations.  The Company's continued ability to extend and/or renew the rights associated with these intangible assets may have an impact on future cash flows.

Useful life estimates for the Company's significant intangible asset classes are as follows:

Useful Life
Patent Costs	20 years
Software Licenses	7 years
Software Development Costs	15 years

Impairment of Long-Lived Assets - The Company reviews long-lived assets, at least annually, to determine if impairment has occurred and whether the economic benefit of the asset (fair value of assets to be used and fair value less disposal cost for assets to be disposed of) is expected to be less than the carrying value.  Triggering events, which signal further analysis, consist of a significant decrease in the asset's market value, a substantial change in the use of an asset, a significant physical change in the asset, a significant change in the legal or business climate that could affect the asset, an accumulation of costs significantly in excess of the amount originally expected to acquire or construct the asset, or a history of losses that imply continued loss associated with assets used to generate revenue.

Earnings (Loss) Per Share - The basic computation of loss per share is based on the weighted average number of shares outstanding during the period presented in accordance with ASC 260, "Earnings Per Share".  The computation of diluted earnings per common share is based on the weighted average number of shares outstanding during the period plus the common stock equivalents which would arise from the exercise of stock options and warrants outstanding using the treasury stock method and the average market price per share during the period.  Common stock equivalents are not included in the diluted earnings per share calculation when their effect is antidilutive.

Income Taxes - Income taxes are provided in accordance with ASC 740 Accounting for Income Taxes. A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carry forwards. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion of all of the deferred tax assets will be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Provision for income taxes consists of federal and state income taxes in the United States. Due to uncertainty as to the realization of benefits from our deferred tax assets, including net operating loss carry-forwards and other tax credits, we have a full valuation allowance reserved against such assets. We expect to maintain this full valuation allowance at least in the near term.

Recently Enacted Accounting Standards - From time to time, new accounting pronouncements are issued by FASB that are adopted by the Company as of the specified effective date.  If not discussed, management believes that the impact of recently issued standards, which are not yet effective, will not have a material impact on the Company's financial statements upon adoption.

NOTE 2 - GOING CONCERN

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. However, during the year ended December 31, 2016 the Company incurred a net loss of $7,215,820 and inception to date losses are equal to $34,550,732.  These factors raise substantial doubt about the ability of the Company to continue as a going concern.  In this regard, management is proposing to raise any necessary additional funds not provided by operations through investment capital.  There is no assurance that the Company will be successful in raising this additional capital or in achieving profitable operations.  The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

NOTE 3 – INTANGIBLE ASSETS

In accordance with ASC 350-40, ASC 350-50, and ASC 985-20, during the years ended December 31, 2016 and 2015, the Company capitalized $1,588,694 and $1,537,878, respectively, towards the development of software, intellectual property, and patent expenses.

The Company amortizes these costs over their related useful lives (approximately 7 to 20 years), using a straight-line basis. Fair value is determined through various valuation techniques, including market and income approaches as considered necessary. The Company recorded amortization of $365,134 and $259,875 related to intangible assets during the years ended December 31, 2016 and 2015, respectively.

	As of December 31, 2016	As of December 31, 2015	Amortization Period
Patent costs	422,995	397,900	20 years
Software licenses	58,260	58,260	7 years
Capitalized software development costs	6,432,075	4,868,476	15 years
Less: accumulated depreciation	(989,787)	(624,653)
	$5,923,543	$4,699,983

NOTE 4 – NOTES PAYABLE

Short term notes

At December 31, 2016 and 2015, the Company had outstanding short term debt totaling $89,221.  These notes bear interest at the rate of 12% annually and have maturity dates ranging from January 1, 2012 through December 31, 2014.  As these notes have exceeded their initial maturity dates, they are subject to the default interest rate of 18% per annum.

The following table summarizes the Company's short term notes payable for the years Ended December 31, 2016 and 2015:

	2016	2015
Beginning Balance	$89,221	$149,221
Repayments on loans	-	(60,000)
Ending Balance	$89,221	$89,221

Long term notes

On November 2, 2016 the Company entered into settlement agreements with two holders of convertible debt and other payables in which the Company agreed to issue new long-term debt agreements as settlement of amounts due.  Pursuant to these agreements, the Company issued two non-interest bearing $600,000 notes payable in 36 equal installments of 16,667 beginning on January 1, 2017 and Maturing on December 1, 2019.

The following table summarizes the Company's long term notes payable for the years Ended December 31, 2016 and 2015:

	2016	2015
Beginning Balance	$-	$-
Debt Issuances	1,200,000	-
Repayments	-	-
Ending Balance	$1,200,000	$-
Short Term Portion of Long Term Debt	$400,000	$-
Long Term Debt	$800,000	$-

NOTE 5 – CONVERTIBLE NOTES

During year ended December 31, 2015 the Company issued convertible debt totaling $2,255,940, net of discounts, bearing 12% interest per annum with original maturity dates ranging from one month to eleven months in term.  The debt holders are entitled, at their option, to convert all or part of the principal and accrued interest into shares of the Company's common stock.  The notes also contain a provision for automatic conversion if the Company raises gross proceeds of $3,000,000 in a preferred capital raise.

On November 2, 2016, the Company entered into settlement agreements with two holders of convertible debt in which the Company agreed to issue new long-term debt agreements as settlement of amounts due.  Included in the terms of these agreements was convertible debt totaling $145,945 and accrued interest totaling $202,326 which was refinanced into the new notes.

On November 15, 2016, the Company completed a capital raise which triggered certain automatic conversion provisions in many of its convertible notes.  Consequently, the company converted aggregate short term convertible notes totaling $9,452,000 along with accrued interest of $4,097,831, and aggregate convertible notes to related parties of $230,763 along with accrued interest due to related parties of $268,880 into a total of 30,525,648 shares of its preferred stock.

The following table summarizes the Company's convertible notes payable for the years Ended December 31, 2016 and 2015:

	2016	2015
Beginning Balance	$13,815,094	$11,324,982
Proceeds from issuance of convertible notes, net of issuance discounts	-	2,255,940
Conversion of notes payable into preferred stock	(9,452,000)	-
Conversion of related party notes payable into preferred stock	(230,763)	-
Settlement agreements	(145,945)	-
Amortization of discounts	10,424	234,172
Ending Balance	$3,996,810	$13,815,094
Convertible Notes, Short Term - Related Party	$284,172	$331,763
Convertible Notes, Short Term	$-	$9,587,521
Convertible Notes, Long Term – Related Party	$3,712,638	$3,895,810

Short term convertible notes – related party

On November 1, 2011, the Company's Chief Executive Officer and significant shareholder invested $150,000 via a one year convertible note bearing interest at 12% annually and convertible into 89 shares of convertible preferred stock at the lesser of $1,700 per share or, a 10% discount from the price offered in the Company's preferred share offering.  On November, 15, 2106 the company converted this debt along with accrued interest of $194,491 into 637,947 shares of the Company's preferred stock at the rate of $0.54 per share.

On November 1, 2013, the Company's Corporate Counsel and Secretary invested $80,763 via a eighteen month convertible note bearing interest at 12% annually and convertible into 89,736 shares of convertible preferred stock at the lesser of $0.90 per share or a 25% discount from the price offered in the Company's preferred share offering.  On November, 15, 2016 the company converted this debt along with accrued interest of $74,389 into 344,781 shares of the Company's preferred stock at the rate of $0.45 per share.

On November 30, 2015, the Company's Chief Technology Officer and significant shareholder invested $101,000 via a one year convertible note bearing interest at 12% annually and convertible into 112,223 shares of convertible preferred stock at the lesser of $0.90 per share or a 25% discount from the price offered in the Company's preferred share offering.  At December 31, 2016 and 2015, the Company has accrued interest for this note in the amount of $13,947 and $1,010, respectively, which is included in accrued interest – related party on the Company's consolidated balance sheets. The note carries a default rate of 18% for any principal not paid by the maturity date.

On October 31, 2013, the Company agreed to convert balances owed to the Company's Secretary in the amount of $183,172 into a 42 month convertible note bearing interest at 12% annually and convertible into 203,525 shares of convertible preferred stock at the rate of $0.90 per share.  At December 31, 2016 and 2015, the principal under the note is still outstanding, and the Company has accrued interest for this note in the amount of $84,172 and $55,537, respectively, which is included in accrued interest – related party on the Company's consolidated balance sheets.  The note carries a default rate of 18% for any principal not paid by the maturity date.

Long term convertible notes – related party

During 2011, 2012, 2013, and 2014 the Company's Chief Technical Officer and significant shareholder of the Company loaned a total of $2,673,200 to the Company.  On October 1, 2014, all prior notes including accrued interest were combined into a single $3,712,637 convertible note bearing interest at 12% annually and convertible into preferred stock at the at the rate of $0.90 per share.  At December 31, 2016 and 2015, the Company has accrued interest for this note in the amount of $1,143,791 and $597,619, respectively, which is included in accrued interest – related party on the Company's consolidated balance sheets.  The note matures on October 1, 2017 if the officer elects not to convert. The note carries a default rate of 18% for any principal not paid by the maturity date.

NOTE 6 – COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company leases approximately 6,818 square feet of office space under a 64 month operating lease which expires during April 2020. The amounts reflected in the table below are for the aggregate future minimum lease payments under the non-cancelable facility operating leases.  Under lease agreements that contain escalating rent provisions, lease expense is recorded on a straight-line basis over the lease term.

The Company also leases approximately 202 square feet of office space under 12 month operating lease expiring in 2016.  The lease is renewable at the Company's option annually at a flat monthly amount of $400.  The amounts reflected in the table below are for the aggregate future minimum lease payments under the non-cancelable facility operating leases.

Rent expense was $225,840 and $235,166 for the years ended December 31, 2016 and 2015, respectively.

As of December 31, 2016, future minimum lease payments are as follows:

Year Ending December 31,
2017	$175,041
2018	177,950
2019	183,609
2020	78,612
Total minimum lease payments	$615,212

Restricted Stock Commitments

The Company has committed to settling a significant portion of its current accounts payable and wages payable balances through the future issuance of restricted stock units.  While the terms of these agreements have not yet been formalized with employees and outside contractors, they could have a potentially dilutive effect to current shareholders.

Contingent Liability

On October 15, 2011, the Company entered into an agreement with a consultant by which the consultant's invoices for the previous four months would be accrued as a liability to be paid out upon (a) the Company's successful raising of $10,000,000 in capital funding, or (b) the Company reaching total revenues of $10,000,000.  The Company has a balance due under this agreement of $37,500 at December 31, 2016 and 2015, respectively.

Legal Proceedings

On October 14, 2015, Gregory Clarke Chapman ("Plaintiff") instituted a legal action in Virginia against the Company alleging that, among other things, the Company was indebted to the Plaintiff for certain sums of money totaling $816,291, and seeking declaratory judgment with respect to Incentive Stock Options, Warrants, and attorney's fees.  On November 2, 2016, without admitting any wrongdoing, the Company and the Plaintiff agreed to settle this matter by entering into a definitive settlement agreement in which the Company has agreed to (i) pay the Plaintiff the sum of $138,500 as reimbursement of legal fees and consulting income, and (ii) issue a zero-interest bearing note payable to the Plaintiff in the amount of $600,000 to be paid in 36 equal monthly payments beginning January 1, 2017 (see Note 4 – Notes Payable).  So long as payments are made timely per the prescribed schedule, all additional amounts sought by the Plaintiff will be waived.

On October 14, 2015, Timothy F. Kelleher ("Plaintiff") instituted a legal action in Virginia against the Company alleging that, among other things, the Company was indebted to the Plaintiff for certain sums of money totaling $806,674, and seeking declaratory judgment with respect to Incentive Stock Options and attorney's fees.  On November 2, 2016, without admitting any wrongdoing, the Company and the Plaintiff agreed to settle this matter by entering into a definitive settlement agreement in which the Company has agreed to (i) pay the Plaintiff the sum of $173,000 as reimbursement of legal fees and consulting income, and (ii) issue a zero-interest bearing note payable to the Plaintiff in the amount of $600,000 to be paid in 36 equal monthly payments beginning January 1, 2017 (see Note 4 – Notes Payable).  So long as payments are made timely per the prescribed schedule, all additional amounts sought by the Plaintiff will be waived.

On December 2, 2016, AltEnergy Cyber, LLC ("Plaintiff") instituted a legal action in Connecticut against the Company and Robert Zahm.  The complaint alleged that (i) the company improperly extended the maturity date of the Plaintiff's convertible note in the amount of $1,500,000 and (ii) improperly converted the loan into the Company's stock. The Complaint alleges that the Company is liable to the Plaintiff for the $4,500,000 plus interest.  The Company believes this claim to be without merit, and intends to vigorously defend itself against it.

NOTE 7 ‑ RELATED PARTY TRANSACTIONS

During the years ended December 31, 2016 and 2015, the Company incurred interest expense on notes to related parties in the aggregate amount of $649,362 and $561,693, respectively

During the years ended December 31, 2016 and 2015, the Company incurred professional expenses in the amount of $150,000 pursuant to a consulting contract with a business owned by Jay Wright, the Company's Corporate Counsel and Secretary.  Unpaid amounts due under this contract are included in Jay Wright's payable balances in the table below.

Accounts payable related party

At December 31, 2016 and 2015, the Company had a balance in related party accounts payable and of $819,725 and $549,236, respectively, which consisted of the following:

Party Name:	Relationship:	Nature of transactions:	2016	2015
Jay Wright	Corporate Counsel and Secretary	Consulting fees	$355,795	$227,298
John Hayes	Chief Technology Officer	Advance	110,000	110,000
John Hayes	Chief Technology Officer	Expense reimbursement	308,485	193,995
Robert Graham	Chairman and Chief Executive Officer	Expense reimbursement	45,445	17,493
			$819,725	$549,236

NOTE 8 ‑ STOCKHOLDERS' EQUITY

The Company has authorized 90 million shares of common stock, $0.001 par value, and 50 million shares of preferred stock, each with $0.001 par value.

The Company has 13,325,681 common shares issued and outstanding as of December 31, 2016 and 2015, and 36,712,907 and 98,040 preferred shares issued and outstanding as of December 31, 2016 and 2015, respectively.

Between August 23, 2016 and December 22, 2016, the Company issued 6,089,219 shares of its preferred stock at $0.60 per share for aggregate gross proceeds of 3,131,004.  Each share of preferred stock is entitled to preferential liquidation status, one vote per share, and is convertible into one share of common stock at the holder's request.

On November 15, 2016, the Company issued an aggregate 30,525,648 shares of its preferred stock for the conversion of $14,049,474 in notes and accrued interest.  Each share of preferred stock is entitled to preferential liquidation status, one vote per share, and is convertible into one share of common stock at the holder's request.

NOTE 9 ‑ INCOME TAXES

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due.  Deferred taxes relate to differences between the basis of assets and liabilities for financial and income tax reporting which will be either taxable or deductible when the assets or liabilities are recovered or settled.

At December 31, 2016 and 2015, the Company had net operating loss ("NOL") carry-forwards for federal income purposes approximating $30,340,393 and $23,895,458, respectively. These losses are available for future years and expire through 2036.

The deferred tax asset at December 31, 2016 and 2015 is summarized as follows:

	December 31, 2016	December 31, 2015
Net operating loss carry forwards	$10,315,734	$8,124,456
Inventory obsolescence reserve	117,616	117,616
Accrued wages, related party	867,078	436,700
Accrued interest – convertible debt, related party	438,606	607,132
Depreciation and amortization	3,687	3,438
Other tax adjustments	4,527	4,527
Valuation allowance	(11,747,248)	(9,293,869)
	$-	$-

The Company has taken a 100% valuation allowance against the deferred asset attributable to the NOL carry-forwards and other temporary differences of approximately $11,747,248 and $9,293,869 at December 31, 2016 and 2015, respectively, due to the uncertainty of realizing the future tax benefits.  The increases in valuation allowance for the years ended December 31, 2016 and 2015 of approximately $2,453,379 and $2,404,868, respectively, are primarily attributable to the Company's net operating loss during the years then ended.

The following table displays a reconciliation from the U.S. statutory rate to the effective tax rate and the provision for (benefit from) income taxes for the years ended December 31, 2016 and 2015, respectively:

	2016	2015
Tax (benefit) at the US statutory rate of 34%	$(2,453,379)	$(2,404,868)
Change in valuation allowance	2,453,379	2,404,868
	$-	$-

The Company accounts for income taxes in accordance with ASC 740, "Income Taxes."  This standard requires the Company to provide a net deferred tax asset or liability equal to the expected future tax benefit or expense of temporary reporting differences between book and tax accounting and any available operating loss or tax credit carryforwards.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in operating expenses.  During the years ended December 31, 2016 and 2015, the Company recognized no interest and penalties.  The Company had no accruals for interest and penalties at December 31, 2016 and 2015.

The tax years 2016, 2015, 2014, and 2013 remain open to examination for federal income tax purposes and by the other major taxing jurisdictions to which the Company is subject.

NOTE 10 - SUBSEQUENT EVENTS

We have evaluated all events that occurred after the balance sheet date through the date when our financial statements were issued to determine if they must be reported.  Management has determined that other than as disclosed below, there were no additional reportable subsequent events to be disclosed.

Debt Issuances

On February 2,2017, the Company issued a $100,000 convertible note bearing interest at 10% per annum.  The note matures on March 31, 2018 and convertible at a price of $0.66 per share at the holder's request.  The note was repaid in full on April 4, 2017 along with $1,785 in accrued interest.

Equity Issuances

Between January 13, 2017 and February 27, 2017, the Company issued 625,000 shares of the Company's preferred stock along with 5 year warrants to purchase 601,191 shares of the company's common stock at an average exercise price per share of $0.62 to several investors for aggregate proceeds of $375,000 or $0.60 per share.

Between February 27, 2017 and March 31, 2017, the Company issued 6,214,606 shares of the Company's common stock and 5 year warrants to purchase 4,660,955 shares of the Company's common stock at an exercise price per share of $0.60 to several investors for aggregate proceeds of $2,796,573.

Between February 2, 2017 and March 6, 2017, the Company issued warrants to purchase 316,667 shares of the Company's common stock at an exercise price per share of $0.60 to several parties in conjunction with short term Financing.

Material Agreement

On September 6, 2016, the Company entered into an agreement and plan of reorganization with Grote Molen, Inc., a Nevada corporation, and Grote Merger Co.(together "Grote"), a Delaware corporation providing for Grote's acquisition of the Company in exchange for a controlling number of shares of the Grote's preferred and common stock pursuant to the merger of Grote Merger Co. with and into BlackRidge, with Blackridge continuing as the surviving corporation.

On February 22, 2017 (the "Closing Date"), we completed the actions contemplated by the Reorganization Agreement and merged with and into Grote with BlackRidge continuing as the surviving corporation. Upon completion of the Agreement, Grote issued 3,783,791 shares of their newly designated Series A Preferred Stock and 12,825,683 shares of Common Stock to the stockholders of BlackRidge in exchange for all the issued and outstanding shares of Series A Preferred Stock and Common Stock of BlackRidge.  Additionally, certain stockholders of Grote returned for cancellation a total of 16,284,330 shares of Common Stock.  Upon the completion of the Reorganization, BlackRidge became a wholly-owned subsidiary of Grote and had a total of 3,783,791 shares of Series A Preferred Stock and 21,790,683 shares of Common Stock outstanding, with the former BlackRidge stockholders owning 3,783,791 shares or 100% of Series A Preferred Stock and 12,825,683 shares or approximately 58.9% of Common Stock.  The Reorganization resulted in a change of control of Grote.  For accounting purposes, BlackRidge will be treated as the acquirer and the historical financial statements of BlackRidge will become Grote's historical financial statements.  The acquisition is intended to constitute a tax-free reorganization pursuant to the applicable provisions of the Internal Revenue Code of 1986, as amended.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On February 22, 2017, Grote Molen, Inc., a Nevada corporation (the "Company" or the "Registrant"), Grote Merger Co., a Delaware corporation ("Merger Corp.") and BlackRidge Technology Holdings, Inc., a Delaware corporation ("BlackRidge") completed an Agreement and Plan of Reorganization (the " Reorganization Agreement"), providing for the Registrant's acquisition of BlackRidge in exchange for a controlling number of shares of the Registrant's preferred and common stock pursuant to the merger of Merger Corp. with and into BlackRidge, with Blackridge continuing as the surviving corporation.

We are presenting the historical financial statements of the Company as well as BlackRidge for the years ended December 31, 2016 as part of this pro-forma disclosure. The unaudited pro forma condensed combined balance sheet as of December 31, 2016 reflects the acquisition and related events as if they had been consummated on that date. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2016 reflects the acquisition and related events as if they had been consummated on January 1, 2016.

The unaudited pro forma condensed combined financial statements as of December 31, 2016 and for the year then ended have been prepared based on certain pro forma adjustments to our historical financial statements as set forth in our Annual Reports on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission, and are qualified in their entirety by reference to such historical financial statements and related notes contained in those reports.  The historical financial statements for BlackRidge were derived from the audited financial statements for BlackRidge as of and for the year ended December 31, 2016.  The unaudited pro forma condensed combined financial statements should be read in conjunction with the accompanying notes and with the historical financial statements and related notes thereto.

In the unaudited pro forma condensed combined financial statements, the acquisition is accounted for as a reverse acquisition using the acquisition method of accounting in accordance with the Financial Accounting Standards Board Accounting Standards Codification ("ASC") No. 805 Business Combinations.

The unaudited pro forma condensed combined financial statements do not include the effects of costs associated with any restructuring or integration activities resulting from the transaction, as they are non-recurring in nature and not factually supportable at the time that the unaudited pro forma condensed combined financial statements were prepared. In addition, the unaudited pro forma condensed combined financial statements do not include the realization of any cost savings from operating efficiencies or synergies resulting from the transaction, nor do they include any potential incremental revenues and earnings that may be achieved with the combined capabilities of the companies.

These unaudited pro forma condensed combined financial statements are presented for illustrative purposes only, and the pro forma adjustments are based on estimated fair value of the net assets acquired.  Such information is not necessarily indicative of the operating results or financial position that would have occurred had the acquisition been completed at the dates indicated or what results would be for any future periods.

Grote Molen, Inc.
Unaudited Pro Forma Condensed Combined Balance Sheet
December 31, 2016

			Combined
		BlackRidge	Before Pro
		Technology	Forma	Pro Forma		Grote Molen, Inc
	Grote Molen, Inc	Holdings, Inc	Adjustments	Adjustments		Pro Forma
Assets
Current Assets:
Cash and cash equivalents	$111,565	$57,033	$168,598	$-		$168,598
Accounts receivable	26,005	-	26,005	-		26,005
Accounts receivable – related party	11,905	-	11,905	-		11,905
Inventory	1,061,558	-	1,061,558	-		1,061,558
Prepaid Expenses	50,565	100,954	151,519	-		151,519
Total current assets	1,261,598	157,987	1,419,585	-		1,419,585

Property and equipment – net	121,217	-	121,217	-		121,217
Intangible assets - net	62,820	5,923,543	5,986,363	-		5,986,363
Total assets	$1,445,635	$6,081,530	$7,527,165	$-		$7,527,165
Liabilities and Stockholders' Equity
Current Liabilities:
Accounts payable	$411,841	$2,038,273	$2,450,114	$-		$2,450,114
Accounts payable – related party	14,250	819,725	833,975	-		833,975
Accrued interest	19,502	52,888	72,390	-		72,390
Accrued interest – related party	42,240	1,241,911	1,284,151	-		1,284,151
Wages payable	-	10,696,311	10,696,311	-		10,696,311
Deferred revenue	-	19,988	19,988	-		19,988
Notes payable	179,879	89,221	269,100	-		269,100
Notes payable – related party	118,000	-	118,000	-		118,000
Current portion of long term notes	-	400,000	400,000	-		400,000
Convertible notes – related party	-	284,172	284,172	-		284,172
Total Current Liabilities	785,712	15,642,489	16,428,201			16,428,201
Long Term Liabilities:
Contingent liability	-	37,500	37,500	-		37,500
Notes payable, long term	-	800,000	800,000	-		800,000
Notes payable – related party	139,603	3,712,638	3,852,241	-		3,852,241
Total Liabilities	925,315	20,192,627	21,117,942	-		21,117,942
Stockholders' Equity (Deficit):
Preferred stock	-	36,713	36,713	(33,042)	(a)	3,671
Common stock, par value	24,899	13,326	38,225	(16,284)	(b)	21,941
Additional paid-in capital	465,469	20,254,596	20,720,065	33,042	(a)	20,799,343
				16,284	(b)
				29,952	(c)
Accumulated earnings deficit	29,952	(34,550,732)	(34,520,780)	(29,952)	(c)	(34,550,732)

Subscriptions payable	-	135,000	135,000	-		135,000
Total Stockholders' Equity	469,093	6,081,530	(13,590,777)	-		(13,590,777)
Total Liabilities and Stockholders' Equity (Deficit)	$1,258,892	$5,669,549	$7,527,165	$-		$7,527,165

Grote Molen, Inc.
Unaudited Pro Forma Condensed Combined Statement of Operations
Year Ended December 31, 2016

			Combined
			Before Pro
		BlackRidge	Forma	Pro Forma		Grote Molen, Inc
	Grote Molen, Inc	Technology Holdings, Inc	Adjustments	Adjustments		Pro Forma
Revenue	$962,782	$84,023	$1,046,805	$-		$1,046,805
Revenue – related party	43,664	-	43,664	-		43,664
Cost of goods sold	712,517	-	712,517	-		712,517
Cost of goods sold – related party	32,314	-	32,314	-		32,314
Gross profit	261,615	84,023	345,638	-		345,638

Operating Expenses
General and administrative	488,854	5,235,260	5,724,114	-		5,724,114

Loss from operations	(227,239)	(5,151,237)	(5,378,476)	-		(5,378,476)

Net operating Loss
Other income (expense)
Interest income	-	205	205	-		205
Interest expense	(18,051)	(1,415,426)	(1,433,477)	-		(1,433,477)
Interest expense – related party	(16,197)	(649,362)	(665,559)	-		(665,559)
Gain on sale of property and equipment	2,072	-	2,072			2,072

Net loss from operations	(259,415)	(7,215,820)	(7,475,235)	-		(7,475,235)

Income Tax	(32)	-	(32)	-		(32)

Net Loss	$(259,447)	$(7,215,820)	$(7,475,267)	$-		$(7,475,267)

Net loss per share – basic and diluted	(0.01)	(0.54)	(0.21)			(0.38)
Weighted average number of common shares outstanding during the period – basic and diluted	22,746,068	13,325,681	36,071,749	(16,284,330	)(c)	19,787,419

NOTE 1 - BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed combined financial statements have been prepared assuming that the acquisition is accounted for using the reverse acquisition method of accounting. Accordingly, the assets acquired and liabilities assumed of the Seller are recorded at their historical book value.

NOTE 3 - PRO FORMA PRESENTATION ADJUSTMENTS AND ASSUMPTIONS

The adjustments included in the column under the heading "Pro Forma Adjustments" in the unaudited pro forma condensed combined financial statements are as follows:

Pro Forma Adjustments to the Condensed Combined Balance Sheet

(a)	To record the 10 for 1 exchange of outstanding BlackRidge preferred stock for Grote Molen preferred stock upon the completion of the acquisition.

(b)	To record the cancellation of an aggregate 16,284,330 shares of Grote Molen common stock attributable to the acquisition agreement.

(c)	To record the cancellation of Grote Molen's retained earnings from its balance sheet due to the reverse merger.

Pro Forma Adjustments to the Condensed Combined Statements of Operations

(c)	To record the cancellation of an aggregate 16,284,330 shares of Grote Molen common stock attributable to the acquisition agreement.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS ROBERT GRAHAM AS PROXY OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF GROTE MOLEN, INC. HELD OF RECORD BY THE UNDERSIGNED ON MAY 1, 2017, AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 24, 2017, OR ANY ADJOURNMENT THEREOF.

1.                TO ELECT ROBERT GRAHAM TO THE BOARD OF DIRECTORS

	FOR THE NOMINEE
	WITHHOLD AUTHORITY FOR THE NOMINEEE

2. TO ELECT JOHN HAYES TO THE BOARD OF DIRECTORS

	FOR THE NOMINEE
	WITHHOLD AUTHORITY FOR THE NOMINEEE

3. TO ELECT THOMAS BRUDERMAN TO THE BOARD OF DIRECTORS

	FOR THE NOMINEE
	WITHHOLD AUTHORITY FOR THE NOMINEEE

4. TO ELECT ROBERT ZAHM TO THE BOARD OF DIRECTORS

	FOR THE NOMINEE
	WITHHOLD AUTHORITY FOR THE NOMINEEE

5.                 TO ELECT J. ALLEN KOSOWSKY TO THE BOARD OF DIRECTORS

	FOR THE NOMINEE
	WITHHOLD AUTHORITY FOR THE NOMINEEE

6.  TO ELECT THOMAS BRUDERMAN TO THE BOARD OF DIRECTORS

	FOR THE NOMINEE
	WITHHOLD AUTHORITY FOR THE NOMINEEE

7.                TO RATIFY THE APPOINTMENT OF PRITCHETT, SILER & HARDY, P.C. AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017

☐ FOR	☐ AGAINST	☐ ABSTAIN

8. TO APPROVE NAMED EXECUTIVE COMPENDATION

☐ FOR	☐ AGAINST	☐ ABSTAIN

9.	TO APPROVE A THREE YEAR FREQUENCY ON FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

☐ FOR	☐ AGAINST	☐ ABSTAIN

10.	TO AUTHORIZE THE CHANGE OF NAME FROM GROTE MOLEN, INC. TO BLACKRIDGE TECHNOLOGY INTERNATIONAL, INC.

☐ FOR	☐ AGAINST	☐ ABSTAIN

11.	TO AUTHORIZE THE NEW BLACKRIDGE 2017 INCENTIVE SHARE PLAN AND RESERVE 20,000,000 SHARES FOR THE PLAN

☐ FOR	☐ AGAINST	☐ ABSTAIN

12.	TO AUTHORIZE THE INCREASE OF THE COMPANY'S AUTHORIZED COMMON STOCK FROM 100,000,000 TO 200,000,000 SHARES AND THE COMPANY'S AUTHORIZED PREFERRED STOCK FROM 5,000,000 TO 10,000,000 SHARES

☐ FOR	☐ AGAINST	☐ ABSTAIN

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s). If this card contains no specific voting instructions, the shares will be voted FOR of the director nominee and FOR each of the proposals described on this card.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark, sign, date and return this proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GROTE MOLEN, INC.

Signature of Stockholder(s)

Date

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Pacific Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.